File No. 2-92569





    As filed with the Securities and Exchange Commission on January __, 1997


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     |X|

     Pre-Effective Amendment No. __                                         |_|

     Post-Effective Amendment No. 25                                        |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             |X|

     Amendment No. 27                                                       |X|



                         SELIGMAN MUNICIPAL SERIES TRUST
               (Exact name of registrant as specified in charter)


                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)


                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450


                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)


 It is proposed that this filing will become effective (check the appropriate box).


|X|   immediately upon filing pursuant to paragraph (b) of rule 485

|_|   on (date) pursuant to paragraph (b) of rule 485


|_|   60 days after filing pursuant to paragraph (a)(i) of rule 485


|_|   on (date) pursuant to paragraph (a)(i) of rule 485

|_|   75 days after filing pursuant to paragraph (a)(ii) of rule 485

|_|   on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice was filed by Registrant for its fiscal year ended September 30, 1996 on November 26, 1996.

                              CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 25
                            Pursuant to Rule 481 (a)


       Item in Part A of Form N-1A                    Location in Prospectus
       ----------------------------                   -----------------------
1.     Cover Page                                     Cover Page

2.     Synopsis                                       Summary of Series Expenses

3.     Condensed Financial Information                Financial Highlights

4.     General Description of Registrant              Cover Page; Organization and Capitalization

5.     Management of the Fund                         Management Services

5a.    Management's Discussion of Fund                Management Services
       Performance

6.     Capital Stock and Other Securities             Organization and Capitalization

7.     Purchase of Securities Being Offered           Alternative Distribution System; Purchase of Shares; Administration,
                                                      Shareholder Services and Distribution Plan

8.     Redemption or Repurchase                       Telephone Transactions; Redemption of Shares; Exchange Privilege; Further
                                                      Information About Transactions In The Funds

9.     Pending Legal Proceedings                      Not Applicable

       Item in Part B of Form N-1A                    Location in Statement of Additional Information
       ----------------------------                   -----------------------------------------------
10.    Cover Page                                     Cover Page

11.    Table Of Contents                              Table Of Contents

12.    General Information and History                Investment Objectives, Policies and Risks; General Information; Appendix C

13.    Investment Objectives and Policies             Investment Objectives, Policies And Risks;  Investment Limitations

14.    Management of the Fund                         Trustees and Officers; Management And Expenses

15.    Control Persons and Principal                  Trustees and Officers
       Holders of Securities

16.    Investment Advisory and Other Services         Management And Expenses; Distribution Services

17.    Brokerage Allocations                          Administration, Shareholder Services and Distribution Plan;
                                                      Portfolio Transactions

18.    Capital Stock and Other Securities             General Information

19.    Purchase, Redemption and Pricing of            Purchase and Redemption of Fund Shares; Valuation
       Securities Being Offered

20.    Tax Status                                     Taxes; Appendix B

21.    Underwriters                                   Distribution Services

22.    Calculation of Performance Data                Performance Information

23.    Financial Statements                           Financial Statements

================================================================================
                                   PROSPECTUS

                             SELIGMAN MUNICIPAL FUND
                                  SERIES, INC.

                               SELIGMAN MUNICIPAL
                                  SERIES TRUST

                               SELIGMAN NEW JERSEY
                              MUNICIPAL FUND, INC.

                   SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES





                                February 1, 1997


================================================================================
                                 Seeking Income
                          Free From Regular Income Tax



SELIGMAN MUNICIPAL FUND
SERIES, INC.

SELIGMAN MUNICIPAL
SERIES TRUST

SELIGMAN NEW JERSEY
MUNICIPAL FUND, INC.

SELIGMAN PENNSYLVANIA
MUNICIPAL FUND SERIES
================================================================================


100 Park Avenue
New York, NY 10017


Table of Contents

                                             Page
Summary of Series Expenses .................    3

Financial Highlights .......................   10
Alternative Distribution System ............   18
Investment Objectives and Policies .........   19
Management Services ........................   27
Purchase of Shares .........................   29
Telephone Transactions .....................   33
Redemption of Shares .......................   34
Administration, Shareholder Services
   and Distribution Plans ..................   37
Exchange Privilege .........................   38
Further Information about
   Transactions in the Funds ...............   39
Dividends and Distributions ................   40
Taxes ......................................   40
Shareholder Information ....................   51
Advertising a Series' Performance ..........   52
Organization and Capitalization ............   53


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND.

MUNI-1 2/97

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
National Municipal Series, Colorado Municipal Series, Georgia Municipal Series,
      Louisiana Municipal Series, Maryland Municipal Series, Massachusetts
        Municipal Series, Michigan Municipal Series, Minnesota Municipal
         Series, Missouri Municipal Series, New York Municipal Series,
               Ohio Municipal Series, Oregon Municipal Series and
                        South Carolina Municipal Series

                         SELIGMAN MUNICIPAL SERIES TRUST
  California Municipal High-Yield Series, California Municipal Quality Series,
          Florida Municipal Series and North Carolina Municipal Series



                    SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
                   SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
                      100 Park Avenue o New York, NY 10017
                       New York Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450--all continental United States

                                                               February 1, 1997


     This prospectus offers shares of nineteen different series (the "Series") which include National Municipal Series (the "National Series") and twelve individual state Series of Seligman Municipal Fund Series, Inc. (the "Municipal Fund"), four individual state Series of Seligman Municipal Series Trust (the "Municipal Trust"), Seligman New Jersey Municipal Fund, Inc. (the "New Jersey Fund"), and Seligman Pennsylvania Municipal Fund Series (the "Pennsylvania Fund" and collectively with the Municipal Fund, the Municipal Trust and the New Jersey Fund, the "Funds"). Each of the Funds is a non-diversified, open-end management investment company.

     The Municipal Fund offers the following state Series: Colorado Municipal Series, Georgia Municipal Series, Louisiana Municipal Series, Maryland Municipal Series, Massachusetts Municipal Series, Michigan Municipal Series, Minnesota Municipal Series, Missouri Municipal Series, New York Municipal Series, Ohio Municipal Series, Oregon Municipal Series and South Carolina Municipal Series (collectively, the "Municipal Fund State Series"). The Municipal Trust offers the following state Series: California Municipal Quality Series, California
Municipal High-Yield Series, Florida Municipal Series and North Carolina Municipal Series (collectively, the "Municipal Trust State Series", and together with the Municipal Fund State Series, the New Jersey Fund and the Pennsylvania Fund, the "Series").



     This Prospectus sets forth concisely the information a prospective investor should know about the Funds and each individual Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Funds, including Statements of Additional Information, has been filed with the Securities and Exchange Commission. Statements of Additional Information are available upon request and without charge by calling or writing the Funds at the telephone numbers or the address set forth above. Each Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.



                                                   (continued on following page)


    SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
       ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE
           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                           BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

     The Municipal Fund's National Municipal Series seeks to provide to its shareholders maximum income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade securities the interest on which is exempt from regular federal income taxes. The investment objective of each of the individual Municipal Fund State Series is to maximize income exempt from regular federal income taxes and from personal income taxes in that state, consistent with the preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade municipal securities of the designated state, its political subdivisions, municipalities and public authorities.

     The Municipal Trust State Series, except for the California Municipal High-Yield Series, each seek high income exempt from regular federal income taxes and from personal income taxes in their respective state (other than Florida which does not impose an individual income tax) consistent with preservation of capital and with consideration given to capital gain, by investing in municipal securities rated in the four highest rating categories, except that the California Municipal Quality Series pursues its investment objective by investing only in municipal securities rated in the three highest rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

     The California Municipal High-Yield Series seeks the maximum amount of income exempt from regular federal income taxes and California personal income taxes consistent with preservation of capital and with consideration given to capital gain by investing primarily in California municipal securities that are rated in the medium and lower rating categories of Moody's or S&P or which are unrated. The Series may invest up to 100% of its portfolio in lower rated bonds, commonly known as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The California Municipal High-Yield Series invests primarily in high-yield, high risk securities and therefore may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in this Series. See "Investment Objectives and Policies--Seligman California Municipal High-Yield Series," in this Prospectus.

     The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in "investment grade" New Jersey municipal securities. Investment grade securities are rated within the four highest rating categories of "Moody's" or "S&P". Throughout this Prospectus, the New Jersey gross income tax is referred to as the New Jersey personal income tax.

     The Pennsylvania Fund seeks to provide a high level of income exempt from regular federal and Pennsylvania income taxes consistent with preservation of capital by investing primarily in investment grade Pennsylvania municipal securities. Capital appreciation is not a consideration in the selection of investments. The Fund may also invest in Pennsylvania municipal securities that are unrated but are believed by the Manager (as defined below) to be of comparable quality to investment grade securities.

     There can be no assurance that a Series will achieve its objective.

     Investment advisory and management services are provided to the Funds by J. & W. Seligman & Co. Incorporated (the "Manager") and each Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager. Each Series offers two classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on certain redemptions within one year of purchase, an annual distribution fee of up to
 .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.

                           SUMMARY OF SERIES EXPENSES

     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of a Series bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one time charge, only if the shares are redeemed within eighteen months of purchase. The CDSL on Class D shares is a one-time charge paid only if shares are redeemed within one year of purchase. For more information concerning reduction in sales loads and for more complete descriptions of the various costs and expenses see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. Each Fund's Administration, Shareholder Services and Distribution Plan, to which the caption "12b-1 Fees" relates is discussed under "Administration, Shareholder Services And Distribution Plans" herein.





                                          NAT'L SERIES                          CO SERIES                         GA SERIES
                                    ------------------------           ------------------------       ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during             None;       1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase

  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None



                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES
  FOR FISCAL 1996 (as
  percentage of average
  net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .09            1.00*              .10             1.00*              .09             1.00*
    Other Expenses............          .21             .17               .25              .25               .24              .23
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................          .80%           1.67%              .85%            1.75%              .83%            1.73%
                                       ====            ====              ====             ====              ====             ====



     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.



                                           NAT'L SERIES                       CO SERIES                              GA SERIES
                                      ----------------------          ------------------------           -------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A          CLASS D           CLASS A           CLASS D
-------                               ------         ------            ------           ------            ------            ------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55            $ 27+             $ 56             $ 28+             $ 56             $ 28+
     3 yrs....................           72              53                73               55                73               54
     5 yrs....................           90              91                92               95                91               94
    10 yrs....................          142             198               147              206               145              204

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: NAT'L--$17; CO--$18; GA--$18.






                                          SUMMARY OF SERIES EXPENSES--(continued)





                                             LA SERIES                        MD SERIES                        MA SERIES
                                    -------------------------        ---------------------------      ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as ....
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase

  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None



                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
  (as percentage of
  average net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .10            1.00*              .10             1.00*              .10             1.00*
    Other Expenses............          .22             .22               .24              .22               .20              .20
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................          .82%           1.72%              .84%            1.72%              .80%            1.70%
                                       ====            ====              ====             ====              ====             ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                             LA SERIES                         MD SERIES                            MA SERIES
                                      ----------------------          ------------------------           -------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A          CLASS D           CLASS A           CLASS D
-------                               -------        -------          -------          -------           -------           -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55           $ 27+              $ 56             $ 27+             $ 55             $ 27+
     3 yrs....................           72             54                 73               54                72               54
     5 yrs....................           91             93                 92               93                90               92
    10 yrs....................          144            203                146              203               142              201



  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: LA--$17; MD--$17; MA--$17.


                                          SUMMARY OF SERIES EXPENSES--(continued)

                                            MI SERIES                         MN SERIES                         MO SERIES
                                   --------------------------        ---------------------------      ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase


  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None



                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
  (as percentage of
  average net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .10            1.00*              .10             1.00*              .10             1.00*
    Other Expenses............          .18             .18               .21              .21               .26              .26
                                       ----            ----              ----             ----             -----             ----
    Total Series Operating
    Expenses .................          .78%           1.68%              .81%            1.71%              .86%            1.76%
                                       ====            ====              ====             ====              ====             ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                             MI SERIES                        MN SERIES                          MO SERIES
                                      ----------------------          -------------------------          ------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A           CLASS D          CLASS A          CLASS D
-------                               -------        -------          -------           -------          -------          -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55            $ 27+             $ 55             $ 27+             $ 56             $ 28+
     3 yrs....................           71              53                72               54                74               55
     5 yrs....................           89              91                90               93                93               95
    10 yrs....................          140             199               143              202               149              207

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: MI--$17; MN--$17; MO--$18.



                                             NY SERIES                          OH SERIES                    OR SERIES
                                    -------------------------        ---------------------------      ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase


  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None


                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
  (as percentage of
  average net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .09            1.00*              .10             1.00*              .10             1.00*
    Other Expenses............          .18             .18               .21              .17               .26              .26
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................          77%            1.68%              .77%            1.67%              .86%            1.76%
                                       ===             ====              ====             ====              ====             ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                             NY SERIES                          OH SERIES                        OR SERIES
                                      ----------------------          -------------------------          ------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A           CLASS D          CLASS A          CLASS D
                                      -------        -------          -------           -------          -------          -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55            $ 27+             $ 55             $ 27+             $ 56             $ 28+
     3 yrs....................           71              53                71               53                74               55
     5 yrs....................           88              91                88               91                93               95
    10 yrs....................          138             199               138              198               149              207

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: NY--$17; OH--$17; OR--$18.




                     SUMMARY OF SERIES EXPENSES--(continued)


                                            SC SERIES                    CA HIGH-YIELD SERIES              CA QUALITY SERIES
                                   --------------------------        ---------------------------      ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase

  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None



                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
  (as percentage of average
   net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .10            1.00*              .10             1.00*              .10             1.00*
    Other Expenses............          .20             .20               .24              .24               .19              .19
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................         .80%           1.70%              .84%            1.74%              .79%            1.69%
                                       ====            ====              ====             ====              ====             ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                             SC SERIES                  CA HIGH-YIELD SERIES                 CA QUALITY SERIES
                                      ----------------------          -------------------------          ------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A           CLASS D          CLASS A          CLASS D
-------                               -------        -------          -------           -------          -------          -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55            $ 27+             $ 56             $ 28+             $ 55             $ 27+
     3 yrs....................           72              54                73               55                72               53
     5 yrs....................           90              92                92               94                89               92
    10 yrs....................          141             201               146              205               141              200

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% (collectively, "distribution fee"). Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: SC--$17; CA HIGH-YIELD--$18; CA QUALITY--$17.



                                            FL SERIES                      NC SERIES                        NJ FUND
                                    ------------------------        ------------------------      --------------------------
                                      CLASS A        CLASS D          CLASS A        CLASS D        CLASS A        CLASS D
                                      ------         ------           ------          ------         ------         --------
                                     (INITIAL       (DEFERRED        (INITIAL      (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD       SALES LOAD    SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)      ALTERNATIVE) ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase


  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None

                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
 (as percentage of average
  net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .24            1.00*              .24             1.00*              .23             1.00*
    Other Expenses............          .23             .23               .32              .32               .29              .29
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................          97%            1.73%             1.06%            1.82%             1.02%            1.79%
                                       ====            ====              ====             ====              ====             ====

     In fiscal 1996, the Manager, in its discretion, waived a portion of its fee from the Florida Series and from the North Carolina Series. In fiscal 1997, the Manager does not expect to waive any of its fees, and the expense information in the table has been restated to reflect the discontinuance of the management fee waiver.

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                            FL SERIES                         NC SERIES                           NJ FUND
                                      ----------------------          -------------------------          ------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A           CLASS D          CLASS A          CLASS D
-------                               -------        -------          -------           -------          -------          -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................          $ 57            $ 28+             $ 58             $ 28+             $ 57             $ 28+
     3 yrs....................            77              54                80               57                78               56
     5 yrs....................            99              94               103               99               101               97
    10 yrs....................           161             204               171              214               166              211

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% (collectively, "distribution fee"). Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: FL--$18; NC--$18; NJ--$18.

                                                               PA FUND
                                                      ------------------------
                                                        CLASS A        CLASS D
                                                        ------         ------
                                                       (INITIAL       (DEFERRED
                                                      SALES LOAD     SALES LOAD
                                                     ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price)..............................           4.75%         None
  Sales Load on Reinvested Dividends...........            None         None
  Deferred Sales Load (as percentage
    of original price or redemption
    proceeds, whichever is lower)..............           None;     1% during
                                                  except 1% in      the first
                                               first 18 months          year;
                                              if initial sales           None
                                               load was waived     thereafter
                                                in full due to
                                              size of purchase

  Redemption Fees..............................            None         None
  Exchange Fees................................            None         None


                                                        CLASS A        CLASS D
                                                        ------         ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996 (as
  percentage of average
  net assets)
    Management Fees............................            .50%         .50%
    12b-1 Fees.................................            .23         1.00*
    Other Expenses.............................            .38          .38
                                                          ----         ----
    Total Series Operating Expenses............           1.11%        1.88%
                                                          ====         ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                                PA FUND
                                                         ---------------------
Example                                                  Class A        Class D
-------                                                  ------         ------
An investor  would pay the following
  expenses on a $1,000  investment,
  assuming (1) 5% annual return and
  (2) redemption at the end of each
  time period:
     1 yr...............................................   $ 58           29+
     3 yrs..............................................     81           59
     5 yrs..............................................    106          102
    10 yrs..............................................    176          220

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% (collectively, "distribution fee"). Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: PA--$19.

                              FINANCIAL HIGHLIGHTS


     Each Series' financial highlights for Class A and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Funds, should be read in conjunction with the fiscal 1996 financial statements and notes contained in the fiscal 1996 Annual Report of each Fund which may be obtained by calling or writing the Funds at the telephone numbers or address provided on the cover page of this Prospectus.


     The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Series' beginning net asset value to the ending net asset value so that they may understand the effect that individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts. The total return based on net asset value measures a Series' performance assuming investors purchased shares at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares. Total returns for periods of less than one year are not annualized.



                                                   NET REALIZED (DECREASE)
                         NET ASSET VALUE    NET    & UNREALIZED    FROM     DIVIDENDS DISTRIBUTIONS   NET INCREASE      NET ASSET
PER SHARE OPERATING       AT BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT   PAID OR    FROM NET      (DECREASE) IN      VALUE AT
  PERFORMANCE:              OF PERIOD     INCOME0   GAIN (LOSS) OPERATIONS  DECLARED  GAIN REALIZED  NET ASSET VALUE  END OF PERIOD
  ------------              ---------     -------   ----------------------  --------  -------------  ---------------  -------------
National Series--Class A
  Year ended 9/30/96.......   $7.58       $0.40       $0.12       $0.52      $(0.40)           --          $0.12          $7.70
  Year ended 9/30/95.......    7.18        0.40        0.40        0.80       (0.40)           --           0.40           7.58
  Year ended 9/30/94.......    8.72        0.41       (1.04)      (0.63)      (0.41)       $(0.50)         (1.54)          7.18
  Year ended 9/30/93.......    8.07        0.45        0.78        1.23       (0.45)        (0.13)          0.65           8.72
  Year ended 9/30/92.......    7.90        0.48        0.20        0.68       (0.48)        (0.03)          0.17           8.07
  Year ended 9/30/91.......    7.44        0.49        0.54        1.03       (0.49)        (0.08)          0.46           7.90
  Year ended 9/30/90.......    7.73        0.51       (0.19)       0.32       (0.51)        (0.10)         (0.29)          7.44
  Year ended 9/30/89.......    7.64        0.53        0.11        0.64       (0.53)        (0.02)          0.09           7.73
  Year ended 9/30/88.......    7.41        0.54        0.55        1.09       (0.54)        (0.32)          0.23           7.64
  Year ended 9/30/87.......    8.48        0.59       (0.74)      (0.15)      (0.59)        (0.33)         (1.07)          7.41
National Series--Class D
  Year ended 9/30/96.......    7.57        0.33        0.13        0.46       (0.33)           --           0.13           7.70
  Year ended 9/30/95.......    7.18        0.32        0.39        0.71       (0.32)           --           0.39           7.57
  2/1/94*- 9/30/94 ........    8.20        0.22       (1.02)      (0.80)      (0.22)           --          (1.02)          7.18
Colorado Series--Class A
  Year ended 9/30/96.......    7.30        0.37       (0.03)       0.34       (0.37)           --          (0.03)          7.27
  Year ended 9/30/95.......    7.09        0.38        0.21        0.59       (0.38)           --           0.21           7.30
  Year ended 9/30/94.......    7.76        0.37       (0.59)      (0.22)      (0.37)        (0.08)         (0.67)          7.09
  Year ended 9/30/93.......    7.34        0.39        0.49        0.88       (0.39)        (0.07)          0.42           7.76
  Year ended 9/30/92.......    7.22        0.42        0.12        0.54       (0.42)           --           0.12           7.34
  Year ended 9/30/91.......    6.91        0.44        0.31        0.75       (0.44)           --           0.31           7.22
  Year ended 9/30/90.......    7.06        0.46       (0.15)       0.31       (0.46)           --          (0.15)          6.91
  Year ended 9/30/89.......    6.87        0.46        0.19        0.65       (0.46)           --           0.19           7.06
  Year ended 9/30/88.......    6.38        0.46        0.53        0.99       (0.46)        (0.04)          0.49           6.87
  Year ended 9/30/87.......    7.07        0.47       (0.66)      (0.19)      (0.47)        (0.03)         (0.69)          6.38
Colorado Series--Class D
  Year ended 9/30/96.......    7.29        0.31       (0.02)       0.29       (0.31)           --          (0.02)          7.27
  Year ended 9/30/95.......    7.09        0.30        0.20        0.50       (0.30)           --           0.20           7.29
  2/1/94*- 9/30/94.........    7.72        0.20       (0.63)      (0.43)      (0.20)           --          (0.63)          7.09
Georgia Series--Class A
  Year ended 9/30/96.......    7.81        0.39        0.11        0.50       (0.39)        (0.05)          0.06           7.87
  Year ended 9/30/95.......    7.48        0.39        0.43        0.82       (0.39)        (0.10)          0.33           7.81
  Year ended 9/30/94.......    8.43        0.41       (0.86)      (0.45)      (0.41)        (0.09)         (0.95)          7.48
  Year ended 9/30/93.......    7.85        0.43        0.62        1.05       (0.43)        (0.04)          0.58           8.43
  Year ended 9/30/92.......    7.63        0.46        0.25        0.71       (0.46)        (0.03)          0.22           7.85
  Year ended 9/30/91.......    7.18        0.47        0.46        0.93       (0.47)        (0.01)          0.45           7.63
  Year ended 9/30/90.......    7.30        0.48       (0.10)       0.38       (0.48)        (0.02)         (0.12)          7.18
  Year ended 9/30/89.......    7.09        0.48        0.22        0.70       (0.48)        (0.01)          0.21           7.30
  Year ended 9/30/88.......    6.49        0.49        0.60        1.09       (0.49)           --           0.60           7.09
  6/15/87*- 9/30/87........    7.14        0.13       (0.65)      (0.52)      (0.13)           --          (0.65)          6.49
Georgia Series--Class D
  Year ended 9/30/96.......    7.82        0.32        0.11        0.43       (0.32)        (0.05)          0.06           7.88
  Year ended 9/30/95.......    7.49        0.32        0.43        0.75       (0.32)        (0.10)          0.33           7.82
  2/1/94*- 9/30/94.........    8.33        0.22       (0.84)      (0.62)      (0.22)           --          (0.84)          7.49
Louisiana Series--Class A
  Year ended 9/30/96.......    8.14        0.42        0.08        0.50       (0.42)        (0.06)          0.02           8.16
  Year ended 9/30/95.......    7.94        0.43        0.34        0.77       (0.43)        (0.14)          0.20           8.14
  Year ended 9/30/94.......    8.79        0.44       (0.77)      (0.33)      (0.44)        (0.08)         (0.85)          7.94
  Year ended 9/30/93.......    8.38        0.46        0.51        0.97       (0.46)        (0.10)          0.41           8.79
  Year ended 9/30/92.......    8.18        0.49        0.24        0.73       (0.49)        (0.04)          0.20           8.38
  Year ended 9/30/91.......    7.70        0.50        0.50        1.00       (0.50)        (0.02)          0.48           8.18
  Year ended 9/30/90.......    7.88        0.52       (0.12)       0.40       (0.52)        (0.06)         (0.18)          7.70
  Year ended 9/30/89.......    7.79        0.53        0.15        0.68       (0.53)        (0.06)          0.09           7.88
  Year ended 9/30/88.......    7.36        0.55        0.49        1.04       (0.55)        (0.06)          0.43           7.79
  Year ended 9/30/87.......    7.93        0.55       (0.49)       0.06       (0.55)        (0.08)         (0.57)          7.36
Louisiana Series--Class D
  Year ended 9/30/96.......    8.14        0.35        0.08        0.43       (0.35)        (0.06)          0.02           8.16
  Year ended 9/30/95.......    7.94        0.35        0.34        0.69       (0.35)        (0.14)          0.20           8.14
  2/1/94*- 9/30/94.........    8.73        0.24       (0.79)      (0.55)      (0.24)           --          (0.79)          7.94


                                       10



                                                        RATIO OF                                                         ADJUSTED
                                                          NET                                              ADJUSTED    RATIO OF NET
                           TOTAL RETURN    RATIO OF   INVESTMENT                             ADJUSTED NET  RATIO OF      INVESTMENT
                             BASED ON      EXPENSES     INCOME                NET ASSETS AT   INVESTMENT  EXPENSES TO      INCOME
                            NET ASSET     TO AVERAGE  TO AVERAGE  PORTFOLIO   END OF PERIOD     INCOME    AVERAGE NET    TO AVERAGE
                               VALUE     NET ASSETS0  NET ASSETS0  TURNOVER  (000'S OMITTED)  PER SHARE0    ASSETS0     NET ASSETS0
                               -----     -----------  -----------  --------  ---------------  ----------    -------     -----------
National Series--Class A
  Year ended 9/30/96.......    6.97%         0.80%        5.19%     33.99%       $ 98,767
  Year ended 9/30/95.......   11.48          0.86         5.46      24.91         104,184
  Year ended 9/30/94.......   (7.83)         0.85         5.30      24.86         111,374
  Year ended 9/30/93.......   16.00          0.86         5.49      72.68         136,394
  Year ended 9/30/92.......    8.84          0.77         6.02      63.99         132,130
  Year ended 9/30/91.......   14.24          0.80         6.35      71.67         136,326
  Year ended 9/30/90.......    4.10          0.78         6.64      55.01         133,412
  Year ended 9/30/89.......    8.62          0.78         6.86      71.90         140,376
  Year ended 9/30/88.......   16.43          0.83         7.35      40.58         135,667
  Year ended 9/30/87.......   (2.37)         0.74         7.15      64.79         133,341
National Series--Class D
  Year ended 9/30/96.......    6.13          1.67         4.27      33.99           4,826
  Year ended 9/30/95.......   10.17          1.95         4.40      24.91           1,215
  2/1/94*- 9/30/94 ........   (9.96)         1.76+        4.37+     24.86++           446
Colorado Series--Class A
  Year ended 9/30/96.......    4.76          0.85         5.07      12.39          52,295
  Year ended 9/30/95.......    8.56          0.93         5.31      14.70          54,858
  Year ended 9/30/94.......   (2.92)         0.86         5.06      10.07          58,197
  Year ended 9/30/93.......   12.54          0.90         5.21      14.09          67,912
  Year ended 9/30/92.......    7.74          0.81         5.81      23.22          64,900
  Year ended 9/30/91.......   11.15          0.84         6.19      14.60          64,310
  Year ended 9/30/90.......    4.38          0.85         6.47      31.89          63,173
  Year ended 9/30/89.......    9.70          0.86         6.56         --          62,515
  Year ended 9/30/88.......   16.19          0.88         6.89      12.95          66,257
  Year ended 9/30/87.......   (3.18)         0.77         6.61      16.70          79,961        $0.46         0.85%        6.53%
Colorado Series--Class D
  Year ended 9/30/96.......    3.95          1.75         4.17      12.39             255
  Year ended 9/30/95.......    7.26          2.02         4.23      14.70             193
  2/1/94*- 9/30/94.........   (5.73)         1.78+        4.05+     10.07++            96
Georgia Series--Class A
  Year ended 9/30/96.......    6.56`         0.83         4.94      16.24          50,995
  Year ended 9/30/95.......   11.66          0.91         5.26       3.36          57,678         0.39         0.96         5.21
  Year ended 9/30/94.......   (5.52)         0.73         5.21      19.34          61,466         0.40         0.93         5.01
  Year ended 9/30/93.......   13.96          0.63         5.34      12.45          64,650         0.40         0.93         5.04
  Year ended 9/30/92.......    9.64          0.47         5.95      10.24          44,585         0.43         0.87         5.55
  Year ended 9/30/91.......   13.30          0.59         6.30       6.07          28,317         0.43         1.09         5.80
  Year ended 9/30/90.......    5.19          0.53         6.53       5.83          19,002         0.44         1.03         6.03
  Year ended 9/30/89.......   10.15          0.64         6.59         --          14,452         0.44         1.19         6.04
  Year ended 9/30/88.......   17.51          0.36         7.15       6.32           9,752         0.43         1.35         6.17
  6/15/87*- 9/30/87........   (7.61)         0.17+        6.64+     21.71           6,382         0.07         2.87+        3.94+
Georgia Series--Class D
  Year ended 9/30/96.......    5.60          1.73         4.03      16.24           2,327
  Year ended 9/30/95.......   10.58          1.90         4.28       3.36           2,079         0.31         1.95         4.23
  2/1/94*- 9/30/94.........   (7.57)         1.76+        4.28+     19.34++           849         0.21         1.90+        4.15+
Louisiana Series--Class A
  Year ended 9/30/96.......    6.32          0.82         5.15      10.08          57,264
  Year ended 9/30/95.......   10.30          0.89         5.44       4.82          61,988
  Year ended 9/30/94.......   (3.83)         0.87         5.31      17.16          61,441
  Year ended 9/30/93.......   12.10          0.87         5.40       9.21          67,529
  Year ended 9/30/92.......    9.13          0.80         5.89      25.45          57,931
  Year ended 9/30/91.......   13.49          0.83         6.31      20.85          50,089
  Year ended 9/30/90.......    5.20          0.81         6.62      31.54          43,475
  Year ended 9/30/89.......    9.04          0.84         6.82      12.94          43,908
  Year ended 9/30/88.......   14.69          0.85         7.19      36.01          42,521
  Year ended 9/30/87.......    0.62          0.73         7.02      10.20          49,661
Louisiana Series--Class D
  Year ended 9/30/96.......    5.37          1.72         4.25      10.08             389
  Year ended 9/30/95.......    9.17          1.91         4.41       4.82             465
  2/1/94*- 9/30/94.........   (6.45)         1.78+        4.33+     17.16++           704


----------
  +    Annualized.
 ++    For the year ended 9/30/94.


                                                   NET REALIZED (DECREASE)
                         NET ASSET VALUE    NET    & UNREALIZED    FROM     DIVIDENDS DISTRIBUTIONS   NET INCREASE      NET ASSET
PER SHARE OPERATING       AT BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT   PAID OR    FROM NET      (DECREASE) IN      VALUE AT
  PERFORMANCE:              OF PERIOD     INCOME0   GAIN (LOSS) OPERATIONS  DECLARED  GAIN REALIZED  NET ASSET VALUE  END OF PERIOD
  ------------              ---------     -------   ----------------------  --------  -------------  ---------------  -------------
Maryland Series--Class A

  Year ended 9/30/96.......   $7.96       $0.40       $0.06       $0.46      $(0.40)     $(0.03)            $0.03       $7.99
  Year ended 9/30/95.......    7.71        0.41        0.38        0.79       (0.41)      (0.13)             0.25        7.96
  Year ended 9/30/94.......    8.64        0.42       (0.76)      (0.34)      (0.42)      (0.17)            (0.93)       7.71
  Year ended 9/30/93.......    8.15        0.44        0.59        1.03       (0.44)      (0.10)             0.49        8.64
  Year ended 9/30/92.......    7.94        0.46        0.24        0.70       (0.46)      (0.03)             0.21        8.15
  Year ended 9/30/91.......    7.45        0.47        0.49        0.96       (0.47)         --              0.49        7.94
  Year ended 9/30/90.......    7.59        0.48       (0.14)       0.34       (0.48)         --             (0.14)       7.45
  Year ended 9/30/89.......    7.39        0.48        0.20        0.68       (0.48)         --              0.20        7.59
  Year ended 9/30/88.......    6.87        0.47        0.56        1.03       (0.47)      (0.04)             0.52        7.39
  Year ended 9/30/87.......    7.59        0.48       (0.72)      (0.24)      (0.48)         --             (0.72)       6.87
Maryland Series--Class D
  Year ended 9/30/96.......    7.97        0.33        0.05        0.38       (0.33)      (0.03)             0.02        7.99
  Year ended 9/30/95.......    7.72        0.33        0.38        0.71       (0.33)      (0.13)             0.25        7.97
  2/1/94*- 9/30/94 ........    8.46        0.23       (0.74)      (0.51)      (0.23)         --             (0.74)       7.72
Massachusetts Series--Class A
  Year ended 9/30/96.......    7.91        0.41        0.05        0.46       (0.41)      (0.11)            (0.06)       7.85
  Year ended 9/30/95.......    7.66        0.42        0.28        0.70       (0.42)      (0.03)             0.25        7.91
  Year ended 9/30/94.......    8.54        0.44       (0.67)      (0.23)      (0.44)      (0.21)            (0.88)       7.66
  Year ended 9/30/93.......    8.06        0.47        0.55        1.02       (0.47)      (0.07)             0.48        8.54
  Year ended 9/30/92.......    7.86        0.49        0.24        0.73       (0.49)      (0.04)             0.20        8.06
  Year ended 9/30/91.......    7.26        0.50        0.62        1.12       (0.50)      (0.02)             0.60        7.86
  Year ended 9/30/90.......    7.65        0.50       (0.31)       0.19       (0.50)      (0.08)            (0.39)       7.26
  Year ended 9/30/89.......    7.62        0.52        0.08        0.60       (0.52)      (0.05)             0.03        7.65
  Year ended 9/30/88.......    7.20        0.53        0.51        1.04       (0.53)      (0.09)             0.42        7.62
  Year ended 9/30/87.......    8.07        0.55       (0.69)      (0.14)      (0.55)      (0.18)            (0.87)       7.20
Massachusetts Series--Class D
  Year ended 9/30/96.......    7.90        0.34        0.05        0.39       (0.34)      (0.11)            (0.06)       7.84
  Year ended 9/30/95.......    7.66        0.34        0.27        0.61       (0.34)      (0.03)             0.24        7.90
  2/1/94*- 9/30/94 ........    8.33        0.24       (0.67)      (0.43)      (0.24)         --             (0.67)       7.66
Michigan Series--Class A
  Year ended 9/30/96.......    8.54        0.45        0.06        0.51       (0.45)      (0.14)            (0.08)       8.46
  Year ended 9/30/95.......    8.28        0.46        0.30        0.76       (0.46)      (0.04)             0.26        8.54
  Year ended 9/30/94.......    9.08        0.46       (0.71)      (0.25)      (0.46)      (0.09)            (0.80)       8.28
  Year ended 9/30/93.......    8.68        0.47        0.59        1.06       (0.47)      (0.19)             0.40        9.08
  Year ended 9/30/92.......    8.38        0.50        0.35        0.85       (0.50)      (0.05)             0.30        8.68
  Year ended 9/30/91.......    7.89        0.51        0.51        1.02       (0.51)      (0.02)             0.49        8.38
  Year ended 9/30/90.......    8.14        0.52       (0.16)       0.36       (0.52)      (0.09)            (0.25)       7.89
  Year ended 9/30/89.......    7.94        0.54        0.23        0.77       (0.54)      (0.03)             0.20        8.14
  Year ended 9/30/88.......    7.48        0.54        0.58        1.12       (0.54)      (0.12)             0.46        7.94
  Year ended 9/30/87.......    8.54        0.56       (0.77)      (0.21)      (0.56)      (0.29)            (1.06)       7.48
Michigan Series--Class D
  Year ended 9/30/96.......    8.54        0.37        0.05        0.42       (0.37)      (0.14)            (0.09)       8.45
  Year ended 9/30/95.......    8.28        0.37        0.30        0.67       (0.37)      (0.04)             0.26        8.54
  2/1/94*- 9/30/94.........    9.01        0.25       (0.73)      (0.48)      (0.25)         --             (0.73)       8.28
Minnesota Series--Class A
  Year ended 9/30/96.......    7.82        0.42       (0.12)       0.30       (0.42)      (0.02)            (0.14)       7.68
  Year ended 9/30/95.......    7.72        0.45        0.11        0.56       (0.45)      (0.01)             0.10        7.82
  Year ended 9/30/94.......    8.28        0.45       (0.44)       0.01       (0.45)      (0.12)            (0.56)       7.72
  Year ended 9/30/93.......    7.89        0.47        0.51        0.98       (0.47)      (0.12)             0.39        8.28
  Year ended 9/30/92.......    7.81        0.49        0.09        0.58       (0.49)      (0.01)             0.08        7.89
  Year ended 9/30/91.......    7.49        0.49        0.32        0.81       (0.49)         --              0.32        7.81
  Year ended 9/30/90.......    7.60        0.49       (0.06)       0.43       (0.49)      (0.05)            (0.11)       7.49
  Year ended 9/30/89.......    7.52        0.51        0.11        0.62       (0.51)      (0.03)             0.08        7.60
  Year ended 9/30/88.......    7.12        0.51        0.48        0.99       (0.51)      (0.08)             0.40        7.52
  Year ended 9/30/87.......    7.99        0.53       (0.66)      (0.13)      (0.53)      (0.21)            (0.87)       7.12
Minnesota Series--Class D
  Year ended 9/30/96.......    7.82        0.35       (0.12)       0.23       (0.35)      (0.02)            (0.14)       7.68
  Year ended 9/30/95.......    7.73        0.38        0.10        0.48       (0.38)      (0.01)             0.09        7.82
  2/1/94*- 9/30/94 ........    8.22        0.25       (0.49)      (0.24)      (0.25)         --             (0.49)       7.73
Missouri Series--Class A
  Year ended 9/30/96.......    7.70        0.39        0.08        0.47       (0.39)      (0.07)             0.01        7.71
  Year ended 9/30/95.......    7.41        0.40        0.36        0.76       (0.40)      (0.07)             0.29        7.70
  Year ended 9/30/94.......    8.31        0.40       (0.79)      (0.39)      (0.40)      (0.11)            (0.90)       7.41
  Year ended 9/30/93.......    7.80        0.42        0.57        0.99       (0.42)      (0.06)             0.51        8.31
  Year ended 9/30/92.......    7.72        0.44        0.15        0.59       (0.44)      (0.07)             0.08        7.80
  Year ended 9/30/91.......    7.22        0.46        0.50        0.96       (0.46)         --              0.50        7.72
  Year ended 9/30/90.......    7.28        0.45       (0.06)       0.39       (0.45)         --             (0.06)       7.22
  Year ended 9/30/89.......    7.10        0.47        0.18        0.65       (0.47)         --              0.18        7.28
  Year ended 9/30/88.......    6.57        0.48        0.58        1.06       (0.48)      (0.05)             0.53        7.10
  Year ended 9/30/87.......    7.32        0.47       (0.75)      (0.28)      (0.47)         --             (0.75)       6.57
Missouri Series--Class D
  Year ended 9/30/96.......    7.70        0.32        0.09        0.41       (0.32)      (0.07)             0.02        7.72
  Year ended 9/30/95.......    7.41        0.32        0.36        0.68       (0.32)      (0.07)             0.29        7.70
  2/1/94*- 9/30/94 ........    8.20        0.22       (0.79)      (0.57)      (0.22)         --             (0.79)       7.41



----------

   o During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees .

  * Commencement of offering of shares.


                                                        RATIO OF                                                         ADJUSTED
                                                          NET                                              ADJUSTED    RATIO OF NET
                           TOTAL RETURN    RATIO OF   INVESTMENT                             ADJUSTED NET  RATIO OF      INVESTMENT
                             BASED ON      EXPENSES     INCOME                NET ASSETS AT   INVESTMENT  EXPENSES TO      INCOME
                            NET ASSET     TO AVERAGE  TO AVERAGE  PORTFOLIO   END OF PERIOD     INCOME    AVERAGE NET    TO AVERAGE
                               VALUE     NET ASSETS0  NET ASSETS0  TURNOVER  (000'S OMITTED)  PER SHARE0    ASSETS0     NET ASSETS0
                               -----     -----------  -----------  --------  ---------------  ----------    -------     -----------
Maryland Series--Class A
  Year ended 9/30/96 ..........  6.00%    0.84%       5.05%         5.56%      $ 54,041
  Year ended 9/30/95 .......... 10.90     0.96        5.31          3.63         56,290
  Year ended 9/30/94 .......... (4.08)    0.92        5.17         17.68         57,263
  Year ended 9/30/93 .......... 13.23     0.97        5.28         14.10         64,472
  Year ended 9/30/92 ..........  9.15     0.86        5.76         29.57         57,208
  Year ended 9/30/91 .......... 13.26     0.88        6.09         18.84         54,068
  Year ended 9/30/90 ..........  4.47     0.87        6.26         16.50         47,283
  Year ended 9/30/89 ..........  9.43     0.87        6.38          2.19         46,643
  Year ended 9/30/88 .......... 15.73     0.91        6.63         17.42         45,939
  Year ended 9/30/87 .......... (3.41)    0.87        6.45         21.48         50,580
Maryland Series--Class D
  Year ended 9/30/96 ..........  4.91     1.72        4.14          5.56          2,047
  Year ended 9/30/95 ..........  9.75     2.02        4.27          3.63            630
  2/1/94*- 9/30/94 ............ (6.21)    1.80+       4.26+        17.68++          424
Massachusetts Series--Class A
  Year ended 9/30/96 ..........  5.97     0.80        5.24         26.30        109,872
  Year ended 9/30/95 ..........  9.58     0.86        5.51         16.68        115,711
  Year ended 9/30/94 .......... (2.94)    0.85        5.46         12.44        120,149
  Year ended 9/30/93 .......... 13.18     0.88        5.65         20.66        139,504
  Year ended 9/30/92 ..........  9.75     0.77        6.27         27.92        128,334
  Year ended 9/30/91 .......... 15.84     0.83        6.64         14.37        118,022
  Year ended 9/30/90 ..........  2.48     0.79        6.66         19.26        110,246
  Year ended 9/30/89 ..........  8.18     0.79        6.81          7.51        122,515
  Year ended 9/30/88 .......... 15.15     0.84        7.02         21.77        126,150
  Year ended 9/30/87 .......... (2.16)    0.79        6.95         16.14        131,404
Massachusetts Series--Class D
  Year ended 9/30/96 ..........  5.01     1.70        4.32         26.30          1,405
  Year ended 9/30/95 ..........  8.33     1.95        4.47         16.68            890
  2/1/94*- 9/30/94 ............ (5.34)    1.78+       4.52+        12.44++        1,099
Michigan Series--Class A
  Year ended 9/30/96 ..........  6.16     0.78        5.29         19.62        148,178
  Year ended 9/30/95 ..........  9.56     0.87        5.50         20.48        151,589
  Year ended 9/30/94 .......... (2.90)    0.84        5.32         10.06        151,095
  Year ended 9/30/93 .......... 12.97     0.83        5.41          6.33        164,638
  Year ended 9/30/92 .......... 10.55     0.76        5.93         32.12        144,524
  Year ended 9/30/91 .......... 13.34     0.80        6.28         22.81        129,004
  Year ended 9/30/90 ..........  4.57     0.80        6.47         26.36        112,689
  Year ended 9/30/89 ..........  9.91     0.81        6.67          8.24        111,180
  Year ended 9/30/88 .......... 15.98     0.88        7.06         34.00        104,904
  Year ended 9/30/87 .......... (2.87)    0.79        6.89         15.40        104,053
Michigan Series--Class D
  Year ended 9/30/96 ..........  5.09     1.68        4.39         19.62          1,486
  Year ended 9/30/95 ..........  8.36     2.01        4.40         20.48          1,172
  2/1/94*- 9/30/94 ............ (5.47)    1.75+       4.40+        10.06++          671
Minnesota Series--Class A
  Year ended 9/30/96 ..........  3.99     0.81        5.47         26.89        126,173
  Year ended 9/30/95 ..........  7.61     0.87        5.89          5.57        132,716
  Year ended 9/30/94 ..........  0.12     0.85        5.70          3.30        134,990
  Year ended 9/30/93 .......... 13.06     0.90        5.89          5.73        144,600
  Year ended 9/30/92 ..........  7.71     0.80        6.29         12.08        151,922
  Year ended 9/30/91 .......... 11.10     0.80        6.28          2.61        182,979
  Year ended 9/30/90 ..........  5.79     0.81        6.40         12.10        160,930
  Year ended 9/30/89 ..........  8.34     0.83        6.61          7.55        148,425
  Year ended 9/30/88 .......... 14.76     0.87        6.95         35.37        132,541
  Year ended 9/30/87 .......... (1.94)    0.89        6.85         16.76        118,093
Minnesota Series--Class D
  Year ended 9/30/96             3.06     1.71        4.57         26.89          2,036
  Year ended 9/30/95             6.45     1.85        4.92          5.57          2,237
  2/1/94*- 9/30/94              (3.08)    1.74+       4.68+         3.30++        1,649
Missouri Series--Class A
  Year ended 9/30/96             6.27     0.86        5.03          8.04         49,941
  Year ended 9/30/95            10.67     0.88        5.31          3.88         51,169         $0.39           0.93%         5.26%
  Year ended 9/30/94            (4.85)    0.74        5.18         14.33         52,621          0.39           0.88          5.04
  Year ended 9/30/93            13.17     0.71        5.29         17.03         56,861          0.41           0.91          5.09
  Year ended 9/30/92             7.87     0.83        5.71         18.80         49,459
  Year ended 9/30/91            13.61     0.88        6.10         16.30         47,659
  Year ended 9/30/90             5.47     0.84        6.20         30.46         50,875
  Year ended 9/30/89             9.33     0.96        6.43         32.81         49,162
  Year ended 9/30/88            16.74     0.86        6.88         12.32         58,457
  Year ended 9/30/87            (4.20)    0.82        6.51         11.53         59,122          0.47           0.89          6.43
Missouri Series--Class D
  Year ended 9/30/96             5.46     1.76        4.13          8.04            565
  Year ended 9/30/95             9.49     1.98        4.23          3.88            515          0.32           2.03          4.18
  2/1/94*- 9/30/94              (7.16)    1.70+       4.27+        14.33++          350          0.22           1.80+         4.17+

----------
  +    Annualized.
 ++    For the year ended 9/30/94.


                                                   NET REALIZED (DECREASE)
                         NET ASSET VALUE    NET    & UNREALIZED    FROM     DIVIDENDS DISTRIBUTIONS   NET INCREASE      NET ASSET
PER SHARE OPERATING       AT BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT   PAID OR    FROM NET      (DECREASE) IN      VALUE AT
  PERFORMANCE:              OF PERIOD     INCOME0   GAIN (LOSS) OPERATIONS  DECLARED  GAIN REALIZED  NET ASSET VALUE  END OF PERIOD
  ------------              ---------     -------   ----------------------  --------  -------------  ---------------  -------------
New York Series--Class A

  Year ended 9/30/96.......   $7.86       $0.42       $0.12       $0.54      $(0.42)         --         $0.12             $7.98
  Year ended 9/30/95.......    7.67        0.42        0.36        0.78       (0.42)     $(0.17)         0.19              7.86
  Year ended 9/30/94.......    8.75        0.43       (0.88)      (0.45)      (0.43)      (0.20)        (1.08)             7.67
  Year ended 9/30/93.......    8.13        0.45        0.74        1.19       (0.45)      (0.12)         0.62              8.75
  Year ended 9/30/92.......    7.94        0.49        0.26        0.75       (0.49)      (0.07)         0.19              8.13
  Year ended 9/30/91.......    7.40        0.50        0.54        1.04       (0.50)         --          0.54              7.94
  Year ended 9/30/90.......    7.71        0.51       (0.26)       0.25       (0.51)      (0.05)        (0.31)             7.40
  Year ended 9/30/89.......    7.57        0.52        0.17        0.69       (0.52)      (0.03)         0.14              7.71
  Year ended 9/30/88.......    7.28        0.52        0.48        1.00       (0.52)      (0.19)         0.29              7.57
  Year ended 9/30/87.......    8.24        0.55       (0.71)      (0.16)      (0.55)      (0.25)        (0.96)             7.28


New York Series--Class D

  Year ended 9/30/96.......    7.87        0.34        0.11        0.45       (0.34)         --          0.11              7.98

  Year ended 9/30/95.......    7.67        0.34        0.37        0.71       (0.34)      (0.17)         0.20              7.87

  2/1/94*- 9/30/94 ........    8.55        0.23       (0.88)      (0.65)      (0.23)         --         (0.88)             7.67

Ohio Series--Class A

  Year ended 9/30/96.......    8.11        0.43        0.02        0.45       (0.43)      (0.04)        (0.02)             8.09

  Year ended 9/30/95.......    7.90        0.44        0.28        0.72       (0.44)      (0.07)         0.21              8.11
  Year ended 9/30/94.......    8.77        0.44       (0.70)      (0.26)      (0.44)      (0.17)        (0.87)             7.90
  Year ended 9/30/93.......    8.28        0.46        0.56        1.02       (0.46)      (0.07)         0.49              8.77
  Year ended 9/30/92.......    8.06        0.49        0.26        0.75       (0.49)      (0.04)         0.22              8.28
  Year ended 9/30/91.......    7.62        0.51        0.45        0.96       (0.51)      (0.01)         0.44              8.06
  Year ended 9/30/90.......    7.80        0.52       (0.08)       0.44       (0.52)      (0.10)        (0.18)             7.62
  Year ended 9/30/89.......    7.71        0.54        0.11        0.65       (0.54)      (0.02)         0.09              7.80
  Year ended 9/30/88.......    7.38        0.54        0.53        1.07       (0.54)      (0.20)         0.33              7.71
  Year ended 9/30/87.......    8.09        0.57       (0.59)      (0.02)      (0.57)      (0.12)        (0.71)             7.38

Ohio Series--Class D

  Year ended 9/30/96.......    8.15        0.36        0.02        0.38       (0.36)      (0.04)        (0.02)             8.13

  Year ended 9/30/95.......    7.92        0.36        0.30        0.66       (0.36)      (0.07)         0.23              8.15
  2/1/94*- 9/30/94 ........    8.61        0.24       (0.69)      (0.45)      (0.24)         --         (0.69)             7.92
Oregon Series--Class A

  Year ended 9/30/96.......    7.66        0.40          --        0.40       (0.40)      (0.01)        (0.01)             7.65

  Year ended 9/30/95.......    7.43        0.40        0.25        0.65       (0.40)      (0.02)         0.23              7.66
  Year ended 9/30/94.......    8.08        0.40       (0.59)      (0.19)      (0.40)      (0.06)        (0.65)             7.43
  Year ended 9/30/93.......    7.60        0.42        0.48        0.90       (0.42)         --          0.48              8.08
  Year ended 9/30/92.......    7.42        0.42        0.18        0.60       (0.42)         --          0.18              7.60
  Year ended 9/30/91.......    6.96        0.44        0.46        0.90       (0.44)         --          0.46              7.42
  Year ended 9/30/90.......    7.05        0.44       (0.09)       0.35       (0.44)         --         (0.09)             6.96
  Year ended 9/30/89.......    6.83        0.44        0.22        0.66       (0.44)         --          0.22              7.05
  Year ended 9/30/88.......    6.21        0.45        0.62        1.07       (0.45)         --          0.62              6.83
  10/15/86*- 9/30/87.......    7.14        0.43       (0.93)      (0.50)      (0.43)         --         (0.93)             6.21
Oregon Series--Class D

  Year ended 9/30/96.......    7.65        0.33          --        0.33       (0.33)      (0.01)       (0.01)              7.64

  Year ended 9/30/95.......    7.43        0.33        0.24        0.57       (0.33)      (0.02)         0.22              7.65

  2/1/94*- 9/30/94 ........    8.02        0.22       (0.59)      (0.37)      (0.22)         --         (0.59)             7.43

South Carolina Series--Class A

  Year ended 9/30/96.......    7.97        0.41        0.12        0.53       (0.41)      (0.02)         0.10              8.07

  Year ended 9/30/95.......    7.61        0.41        0.37        0.78       (0.41)      (0.01)         0.36              7.97
  Year ended 9/30/94.......    8.52        0.41       (0.79)      (0.38)      (0.41)      (0.12)        (0.91)             7.61
  Year ended 9/30/93.......    8.00        0.43        0.54        0.97       (0.43)      (0.02)         0.52              8.52
  Year ended 9/30/92.......    7.71        0.45        0.31        0.76       (0.45)      (0.02)         0.29              8.00
  Year ended 9/30/91.......    7.23        0.46        0.52        0.98       (0.46)      (0.04)         0.48              7.71
  Year ended 9/30/90.......    7.37        0.48       (0.14)       0.34       (0.48)         --         (0.14)             7.23
  Year ended 9/30/89.......    7.21        0.48        0.17        0.65       (0.48)      (0.01)         0.16              7.37
  Year ended 9/30/88.......    6.67        0.50        0.54        1.04       (0.50)         --          0.54              7.21
  6/30/87*-9/30/87.........    7.14        0.11       (0.47)      (0.36)      (0.11)         --         (0.47)             6.67
South Carolina Series--Class D

  Year ended 9/30/96.......    7.97        0.34        0.11        0.45       (0.34)      (0.02)         0.09              8.06

  Year ended 9/30/95.......    7.61        0.34        0.37        0.71       (0.34)      (0.01)         0.36              7.97
  2/1/94*- 9/30/94 ........    8.42        0.22       (0.81)      (0.59)      (0.22)         --         (0.81)             7.61

California High-Yield Series--Class A

  Year ended 9/30/96.......    6.47        0.36        0.05        0.41       (0.36)      (0.02)         0.03              6.50

  Year ended 9/30/95.......    6.30        0.37        0.17        0.54       (0.37)         --          0.17              6.47
  Year ended 9/30/94.......    6.73        0.37       (0.34)       0.03       (0.37)      (0.09)        (0.43)             6.30
  Year ended 9/30/93.......    6.65        0.39        0.28        0.67       (0.39)      (0.20)         0.08              6.73
  Year ended 9/30/92.......    6.50        0.41        0.16        0.57       (0.41)      (0.01)         0.15              6.65
  Year ended 9/30/91.......    6.18        0.42        0.33        0.75       (0.42)      (0.01)         0.32              6.50
  Year ended 9/30/90.......    6.36        0.42       (0.07)       0.35       (0.42)      (0.11)        (0.18)             6.18
  Year ended 9/30/89.......    6.27        0.44        0.15        0.59       (0.44)      (0.06)         0.09              6.36
  Year ended 9/30/88.......    5.94        0.44        0.39        0.83       (0.44)      (0.06)         0.33              6.27
  Year ended 9/30/87.......    6.73        0.46       (0.53)      (0.07)      (0.46)      (0.26)        (0.79)             5.94

California High-Yield Series--Class D

  Year ended 9/30/96.......    6.48        0.30        0.05        0.35       (0.30)      (0.02)         0.03              6.51

  Year ended 9/30/95.......    6.31        0.31        0.17        0.48       (0.31)         --          0.17              6.48

  2/1/94*- 9/30/94.........    6.67        0.21       (0.36)      (0.15)      (0.21)         --         (0.36)             6.31


----------


   o During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees .

  * Commencement of offering of shares.



                                                       RATIO OF                                                          ADJUSTED
                                                          NET                                              ADJUSTED    RATIO OF NET
                           TOTAL RETURN    RATIO OF   INVESTMENT                             ADJUSTED NET  RATIO OF      INVESTMENT
                             BASED ON      EXPENSES     INCOME                NET ASSETS AT   INVESTMENT  EXPENSES TO      INCOME
                            NET ASSET     TO AVERAGE  TO AVERAGE  PORTFOLIO   END OF PERIOD     INCOME    AVERAGE NET    TO AVERAGE
                               VALUE     NET ASSETS0  NET ASSETS0  TURNOVER  (000'S OMITTED)  PER SHARE0    ASSETS0     NET ASSETS0
                               -----     -----------  -----------  --------  ---------------  ----------    -------     -----------

New York Series--Class A
  Year ended 9/30/96 .......... 6.97%       0.77%       5.24%       25.88%       $ 82,719
  Year ended 9/30/95 ..........10.93        0.88        5.52        34.05          83,980
  Year ended 9/30/94 ..........(5.37)       0.87        5.31        28.19          90,914
  Year ended 9/30/93 ..........15.26        0.94        5.37        27.90         104,685
  Year ended 9/30/92 .......... 9.80        0.79        6.09        42.90          92,681
  Year ended 9/30/91 ..........14.56        0.80        6.57        44.57          83,684
  Year ended 9/30/90 .......... 3.19        0.79        6.65        32.14          77,766
  Year ended 9/30/89 .......... 9.35        0.80        6.78        47.69          75,471
  Year ended 9/30/88 ..........14.74        0.86        6.96        62.42          74,238
  Year ended 9/30/87 ..........(2.42)       0.77        6.90        20.42          72,782
New York Series--Class D
  Year ended 9/30/96 .......... 5.86        1.68        4.33        25.88           1,152
  Year ended 9/30/95 .......... 9.87        1.96        4.42        34.05             885
  2/1/94*- 9/30/94 ............(7.73)       1.81+       4.39+       28.19++           476
Ohio Series--Class A
  Year ended 9/30/96 .......... 5.68        0.77        5.32        12.90         162,243
  Year ended 9/30/95 .......... 9.59        0.84        5.56         2.96         170,191
  Year ended 9/30/94 ..........(3.08)       0.84        5.34         9.37         171,469
  Year ended 9/30/93 ..........12.81        0.85        5.44        30.68         190,083
  Year ended 9/30/92 .......... 9.68        0.75        6.02         7.15         170,427
  Year ended 9/30/91 ..........12.96        0.77        6.42        13.95         156,179
  Year ended 9/30/90 .......... 5.70        0.77        6.63        16.05         136,251
  Year ended 9/30/89 .......... 8.74        0.79        6.91        12.72         131,900
  Year ended 9/30/88 ..........15.76        0.83        7.20        26.71         122,386
  Year ended 9/30/87 ..........(0.66)       0.78        7.05        15.00         119,703
Ohio Series--Class D
  Year ended 9/30/96 .......... 4.74        1.67        4.42        12.90           1,011
  Year ended 9/30/95 .......... 8.67        1.93        4.48         2.96             660
  2/1/94*- 9/30/94 ............(5.36)       1.78+       4.41+        9.37++           324
Oregon Series--Class A
  Year ended 9/30/96 .......... 5.27        0.86        5.18        28.65          57,345
  Year ended 9/30/95 .......... 9.05        0.86        5.40         2.47          59,549       0.40%       0.91%      5.35%
  Year ended 9/30/94 ..........(2.38)       0.78        5.20         9.43          59,884       0.39        0.89       5.09
  Year ended 9/30/93 ..........12.21        0.78        5.35         8.08          62,095       0.41        0.93       5.20
  Year ended 9/30/92 .......... 8.35        0.68        5.63         0.21          48,797       0.42        0.83       5.48
  Year ended 9/30/91 ..........13.25        0.71        6.06         7.60          39,350       0.42        0.91       5.86
  Year ended 9/30/90 .......... 4.99        0.72        6.17         4.09          32,221       0.42        0.93       5.96
  Year ended 9/30/89 .......... 9.95        0.64        6.34         0.19          30,510       0.42        0.96       6.03
  Year ended 9/30/88 ..........17.89        0.54        6.86         3.94          26,609       0.42        1.01       6.39
  10/15/86*- 9/30/87 ..........(7.68)       0.52+       6.44+       20.16          24,434       0.39        1.11+      5.85+
Oregon Series--Class D
  Year ended 9/30/96 .......... 4.33        1.76        4.28        28.65           1,540
  Year ended 9/30/95 .......... 7.86        1.83        4.41         2.47           1,495       0.33        1.88       4.36
  2/1/94*- 9/30/94 ............(4.76)       1.72+       4.32+        9.43++           843       0.22        1.82+      4.22+
South Carolina Series--Class A
  Year ended 9/30/96 .......... 6.82        0.80        5.15        20.66         108,163
  Year ended 9/30/95 ..........10.69        0.88        5.38         4.13         112,421
  Year ended 9/30/94 ..........(4.61)       0.83        5.12         1.81         115,133
  Year ended 9/30/93 ..........12.52        0.85        5.19        17.69         120,589
  Year ended 9/30/92 ..........10.08        0.81        5.71         3.37          82,882
  Year ended 9/30/91 ..........13.95        0.81        6.14         9.05          63,863       0.45        0.91      6.04
  Year ended 9/30/90 .......... 4.48        0.73        6.47        15.26          49,234       0.47        0.84      6.35
  Year ended 9/30/89 .......... 9.41        0.68        6.48         0.03          46,487       0.46        0.88      6.28
  Year ended 9/30/88 ..........16.18        0.33        7.03        12.36          26,385       0.45        1.00      6.36
  6/30/87*-9/30/87 ............(5.37)       0.02+       6.34+          --          12,033       0.08        2.08+     4.28+
South Carolina Series--Class D
  Year ended 9/30/96 .......... 5.73        1.70        4.25        20.66           2,714
  Year ended 9/30/95 .......... 9.63        1.85        4.40         4.13           1,704
  2/1/94*- 9/30/94 ............(7.14)       1.74+       4.29+        1.81++         1,478
California High-Yield Series--Class A
  Year ended 9/30/96 .......... 6.49        0.84        5.49        34.75          50,264
  Year ended 9/30/95 .......... 8.85        0.90        5.84        17.64          51,504
  Year ended 9/30/94 .......... 0.41        0.85        5.74         8.36          48,007
  Year ended 9/30/93 ..........10.66        0.88        5.94         7.70          51,218
  Year ended 9/30/92 .......... 9.00        0.82        6.20        45.50          49,448
  Year ended 9/30/91 ..........12.53        0.83        6.67         5.13          49,172
  Year ended 9/30/90 .......... 5.57        0.89        6.68        17.66          49,312
  Year ended 9/30/89 .......... 9.61        0.89        6.85        14.70          51,079
  Year ended 9/30/88 ..........14.72        0.91        7.17        20.79          53,037
  Year ended 9/30/87 ..........(1.46)       0.83        7.07        16.89          56,598
California High-Yield Series--Class D
  Year ended 9/30/96 .......... 5.53        1.74        4.59        34.75           1,919
  Year ended 9/30/95 .......... 7.78        1.91        4.84        17.64           1,277
  2/1/94*- 9/30/94 ............(2.47)       1.74+       4.73+        8.36+      +     650

----------
  +    Annualized.
 ++    For the year ended 9/30/94.


                                                   NET REALIZED (DECREASE)
                         NET ASSET VALUE    NET    & UNREALIZED    FROM     DIVIDENDS DISTRIBUTIONS   NET INCREASE      NET ASSET
PER SHARE OPERATING       AT BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT   PAID OR    FROM NET      (DECREASE) IN      VALUE AT
  PERFORMANCE:              OF PERIOD     INCOME0   GAIN (LOSS) OPERATIONS  DECLARED  GAIN REALIZED  NET ASSET VALUE  END OF PERIOD
  ------------              ---------     -------   ----------------------  --------  -------------  ---------------  -------------

California Quality Series--Class A

  Year ended 9/30/96.......   $6.65       $0.35       $0.11       $0.46      $(0.35)     $(0.01)        $0.10           $6.75

  Year ended 9/30/95.......    6.39        0.34        0.32        0.66       (0.34)      (0.06)         0.26            6.65
  Year ended 9/30/94.......    7.28        0.35       (0.73)      (0.38)      (0.35)      (0.16)        (0.89)           6.39
  Year ended 9/30/93.......    6.85        0.37        0.54        0.91       (0.37)      (0.11)         0.43            7.28
  Year ended 9/30/92.......    6.65        0.40        0.22        0.62       (0.40)      (0.02)         0.20            6.85
  Year ended 9/30/91.......    6.22        0.40        0.46        0.86       (0.40)      (0.03)         0.43            6.65
  Year ended 9/30/90.......    6.47        0.40       (0.13)       0.27       (0.40)      (0.12)        (0.25)           6.22
  Year ended 9/30/89.......    6.29        0.42        0.19        0.61       (0.42)      (0.01)         0.18            6.47
  Year ended 9/30/88.......    6.01        0.42        0.39        0.81       (0.42)      (0.11)         0.28            6.29
  Year ended 9/30/87.......    6.73        0.45       (0.59)      (0.14)      (0.45)      (0.13)        (0.72)           6.01

California Quality Series--Class D

  Year ended 9/30/96.......    6.63        0.28        0.12        0.40       (0.28)      (0.01)         0.11            6.74

  Year ended 9/30/95.......    6.38        0.28        0.31        0.59       (0.28)      (0.06)         0.25            6.63

  2/1/94*- 9/30/94 ........    7.13        0.19       (0.75)      (0.56)      (0.19)         --         (0.75)           6.38

Florida Series--Class A
  Year ended 9/30/96.......    7.71        0.38        0.04        0.42       (0.38)      (0.08)        (0.04)           7.67
  Year ended 9/30/95.......    7.34        0.40        0.37        0.77       (0.40)         --          0.37            7.71
  Year ended 9/30/94.......    8.20        0.42       (0.74)      (0.32)      (0.42)      (0.12)        (0.86)           7.34
  Year ended 9/30/93.......    7.56        0.46        0.65        1.11       (0.46)      (0.01)         0.64            8.20
  Year ended 9/30/92.......    7.37        0.47        0.19        0.66       (0.47)         --          0.19            7.56
  Year ended 9/30/91.......    6.90        0.43        0.47        0.90       (0.43)         --          0.47            7.37
  Year ended 9/30/90.......    6.99        0.45       (0.09)       0.36       (0.45)         --         (0.09)           6.90
  Year ended 9/30/89.......    6.71        0.46        0.28        0.74       (0.46)         --          0.28            6.99
  Year ended 9/30/88.......    6.02        0.47        0.69        1.16       (0.47)         --          0.69            6.71
  11/17/86*- 9/30/87.......    7.14        0.40       (1.12)      (0.72)      (0.40)         --         (1.12)           6.02

Florida Series--Class D
  Year ended 9/30/96.......    7.72        0.32        0.04        0.36       (0.32)      (0.08)        (0.04)           7.68
  Year ended 9/30/95.......    7.34        0.34        0.38        0.72       (0.34)         --          0.38            7.72

    2/1/94*- 9/30/94 ......    8.10        0.24       (0.76)      (0.52)      (0.24)         --         (0.76)           7.34

North Carolina Series--Class A

  Year ended 9/30/96.......    7.74        0.37        0.11        0.48       (0.37)      (0.01)         0.10            7.84

  Year ended 9/30/95.......    7.30        0.39        0.45        0.84       (0.39)      (0.01)         0.44            7.74
  Year ended 9/30/94.......    8.22        0.41       (0.87)      (0.46)      (0.41)      (0.05)        (0.92)           7.30
  Year ended 9/30/93.......    7.61        0.43        0.63        1.06       (0.43)      (0.02)         0.61            8.22
  Year ended 9/30/92.......    7.39        0.44        0.22        0.66       (0.44)         --          0.22            7.61
  Year ended 9/30/91.......    7.04        0.45        0.35        0.80       (0.45)         --          0.35            7.39
  8/27/90*- 9/30/90........    7.14        0.03       (0.10)      (0.07)      (0.03)         --         (0.10)           7.04
North Carolina Series--Class D

  Year ended 9/30/96.......    7.74        0.31        0.10        0.41       (0.31)      (0.01)         0.09            7.83

  Year ended 9/30/95.......    7.29        0.33        0.46        0.79       (0.33)      (0.01)         0.45            7.74
  2/1/94*- 9/30/94 ........    8.17        0.23       (0.88)      (0.65)      (0.23)         --         (0.88)           7.29


New Jersey--Class A
  Year ended 9/30/96.......    7.59        0.39        0.01        0.40       (0.39)         --          0.01            7.60
  Year ended 9/30/95.......    7.40        0.39        0.29        0.68       (0.39)      (0.10)         0.19            7.59
  Year ended 9/30/94.......    8.24        0.41       (0.74)      (0.33)      (0.41)      (0.10)        (0.84)           7.40
  Year ended 9/30/93.......    7.74        0.42        0.61        1.03       (0.42)      (0.11)         0.50            8.24
  Year ended 9/30/92.......    7.49        0.44        0.27        0.71       (0.44)      (0.02)         0.25            7.74
  Year ended 9/30/91.......    7.01        0.44        0.51        0.95       (0.44)      (0.03)         0.48            7.49
  Year ended 9/30/90.......    7.17        0.45       (0.10)       0.35       (0.45)      (0.06)        (0.16)           7.01
  Year ended 9/30/89.......    6.98        0.48        0.19        0.67       (0.48)         --          0.19            7.17
  2/16/88*- 9/30/88........    7.14        0.30       (0.16)       0.14       (0.30)         --         (0.16)           6.98



New Jersey--Class D
  Year ended 9/30/96.......    7.67        0.33        0.01        0.34       (0.33)         --          0.01            7.68
  Year ended 9/30/95.......    7.48        0.33        0.29        0.62       (0.33)      (0.10)         0.19            7.67
  2/1/94*- 9/30/94.........    8.14        0.23       (0.66)      (0.43)      (0.23)         --         (0.66)           7.48



Pennsylvania--Class A
  Year ended 9/30/96.......    7.79        0.38        0.12        0.50       (0.38)      (0.09)         0.03            7.82
  Year ended 9/30/95.......    7.55        0.38        0.37        0.75       (0.38)      (0.13)         0.24            7.79
  Year ended 9/30/94.......    8.61        0.39       (0.80)      (0.41)      (0.39)      (0.26)        (1.06)           7.55
  Year ended 9/30/93.......    8.02        0.42        0.71        1.13       (0.42)      (0.12)         0.59            8.61
  Year ended 9/30/92.......    7.74        0.46        0.30        0.76       (0.46)      (0.02)         0.28            8.02
  Year ended 9/30/91.......    7.34        0.47        0.49        0.96       (0.47)      (0.09)         0.40            7.74
  Year ended 9/30/90.......    7.50        0.47       (0.16)       0.31       (0.47)         --         (0.16)           7.34
  Year ended 9/30/89.......    7.31        0.49        0.19        0.68       (0.49)         --          0.19            7.50
  Year ended 9/30/88.......    6.76        0.50        0.56        1.06       (0.50)      (0.01)         0.55            7.31
  Year ended 9/30/87.......    7.58        0.51       (0.81)      (0.30)      (0.51)      (0.01)        (0.82)           6.76
Pennsylvania--Class D
  Year ended 9/30/96.......    7.78        0.32        0.12        0.44       (0.32)      (0.09)         0.03            7.81
  Year ended 9/30/95.......    7.54        0.31        0.37        0.68       (0.31)      (0.13)         0.24            7.78


  2/1/94*- 9/30/94.........    8.37        0.22       (0.83)      (0.61)      (0.22)         --         (0.83)           7.54



----------

   o During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees .

  * Commencement of offering of shares.



                                                       RATIO OF                                                          ADJUSTED
                                                          NET                                              ADJUSTED    RATIO OF NET
                           TOTAL RETURN    RATIO OF   INVESTMENT                             ADJUSTED NET  RATIO OF      INVESTMENT
                             BASED ON      EXPENSES     INCOME                NET ASSETS AT   INVESTMENT  EXPENSES TO      INCOME
                            NET ASSET     TO AVERAGE  TO AVERAGE  PORTFOLIO   END OF PERIOD     INCOME    AVERAGE NET    TO AVERAGE
                               VALUE     NET ASSETS0  NET ASSETS0  TURNOVER  (000'S OMITTED)  PER SHARE0    ASSETS0     NET ASSETS0
                               -----     -----------  -----------  --------  ---------------  ----------    -------     -----------


California Quality Series--Class A
  Year ended 9/30/96 ......  7.00%        0.79%          5.11%       12.84%     $ 95,560
  Year ended 9/30/95 ...... 10.85         0.89           5.34        11.24        94,947
  Year ended 9/30/94 ...... (5.46)        0.81           5.20        22.16        99,020
  Year ended 9/30/93 ...... 13.92         0.82           5.30        15.67       111,732
  Year ended 9/30/92 ......  9.56         0.78           5.86        34.25        93,557
  Year ended 9/30/91 ...... 14.35         0.78           6.19        20.11        77,884
  Year ended 9/30/90 ......  4.22         0.83           6.31        28.61        61,854
  Year ended 9/30/89 ......  9.86         0.85           6.53        57.85        59,258
  Year ended 9/30/88 ...... 14.37         0.86           6.74        46.47        58,608
  Year ended 9/30/87 ...... (2.59)        0.77           6.76        15.17        58,872
California Quality Series-- Class D
  Year ended 9/30/96 ......  6.20         1.69           4.21        12.84         1,645
  Year ended 9/30/95 ......  9.61         1.88           4.36        11.24           863
  2/1/94*- 9/30/94 ........ (8.01)        1.77+          4.39+       22.16++         812
Florida Series--Class A
  Year ended 9/30/96 ......  5.54         0.97           4.90        18.53        45,200    $    0.38         0.97%         4.90%
  Year ended 9/30/95 ...... 10.87         0.72           5.38        11.82        49,030         0.37         1.03          5.07
  Year ended 9/30/94 ...... (3.99)        0.42           5.49         6.17        49,897         0.38         1.00          4.91
  Year ended 9/30/93 ...... 15.21         0.23           5.82        16.42        52,855         0.40         1.03          5.01
  Year ended 9/30/92 ......  9.24         0.17           6.32        12.62        37,957         0.41         1.02          5.47
  Year ended 9/30/91 ...... 13.41         0.90           6.00      --             28,173         0.42         1.15          5.75
  Year ended 9/30/90 ......  5.23         0.65           6.44        13.08        24,025         0.44         0.90          6.20
  Year ended 9/30/89 ...... 11.28         0.69           6.61         2.41        23,062         0.44         0.94          6.36
  Year ended 9/30/88 ...... 19.82         0.67           7.18         1.07        20,457         0.45         0.91          6.93
  11/17/86*- 9/30/87 ......(10.74)        0.50+          6.85+       28.52        22,228         0.37         1.01+         6.35+
Florida Series--Class D
  Year ended 9/30/96 ......  4.74         1.73           4.14        18.53         1,277         0.32         1.73          4.14
  Year ended 9/30/95 ...... 10.07         1.66           4.53        11.82           603         0.31         1.97          4.22
    2/1/94*- 9/30/94 ...... (6.64)        1.29+          4.61+        6.17++         244         0.21         1.84+         4.06+
North Carolina Series--Class A
  Year ended 9/30/96 ......  6.39         1.05           4.75        15.12        35,934         0.37         1.06          4.74
  Year ended 9/30/95 ...... 11.92         0.82           5.21         4.38        37,446         0.36         1.18          4.85
  Year ended 9/30/94 ...... (5.80)        0.44           5.29        15.61        38,920         0.35         1.13          4.60
  Year ended 9/30/93 ...... 14.46         0.23           5.44         3.13        38,828         0.35         1.22          4.45
  Year ended 9/30/92 ......  9.23         0.14           5.83        12.51        21,836         0.34         1.40          4.57
  Year ended 9/30/91 ...... 11.97         0.07           6.10      --              9,255         0.22         3.22          2.96
  8/27/90*- 9/30/90 ....... (1.40)        0.94+          4.48+     --              1,377         0.01         4.48+         1.04+
North Carolina Series--Class D
  Year ended 9/30/96 ......  5.45         1.81           3.99        15.12         1,232         0.31         1.82          3.98
  Year ended 9/30/95 ...... 11.19         1.64           4.42         4.38         1,257         0.31         2.00          4.06
  2/1/94*- 9/30/94 ........ (8.15)        1.27+          4.49+       15.61++       1,282         0.20         1.95+         3.82+
New Jersey--Class A
  Year ended 9/30/96 ......  5.37         1.02           5.06        25.65                                                 66.293
  Year ended 9/30/95 ......  9.77         1.01           5.29         4.66        73,561         0.39         1.06          5.24
  Year ended 9/30/94 ...... (4.25)        0.90           5.24        12.13        73,942         0.40         1.07          5.07
  Year ended 9/30/93 ...... 14.02         0.86           5.37        15.90        82,447         0.40         1.11          5.12
  Year ended 9/30/92 ......  9.70         0.85           5.74        27.13        74,256         0.42         1.10          5.49
  Year ended 9/30/91 ...... 13.97         0.81           6.02        14.64        65,044         0.42         1.11          5.72
  Year ended 9/30/90 ......  5.04         0.81           6.32        37.26        54,287         0.43         1.12          6.01
  Year ended 9/30/89 ......  9.91         0.57           6.70        16.10        51,015         0.44         1.17          6.10
  2/16/88*- 9/30/88 .......  1.96         0.40+          6.92+        8.20        35,563         0.26         1.36+         5.96+
New Jersey--Class D
  Year ended 9/30/96 ......  4.56         1.79           4.29        25.65         1,152
  Year ended 9/30/95 ......  8.79         1.89           4.45         4.66         1,190         0.33         1.94          4.40
  2/1/94*- 9/30/94 ........ (5.47)        1.75+          4.37+       12.13++         986         0.22         1.87+         4.25+
Pennsylvania--Class A
  Year ended 9/30/96 ......  6.57         1.11           4.82         4.56        31,139
  Year ended 9/30/95 ...... 10.55         1.21           5.05        11.78        33,251
  Year ended 9/30/94 ...... (5.00)        1.16           4.91         7.71        34,943
  Year ended 9/30/93 ...... 14.71         1.19           5.14        40.74        41,296
  Year ended 9/30/92 ...... 10.04         1.01           5.79        32.87        39,431         0.45         1.16          5.64
  Year ended 9/30/91 ...... 13.40         0.98           6.16        25.24        37,853         0.45         1.23          5.91
  Year ended 9/30/90 ......  4.13         0.06           6.24        40.64        35,572         0.45         1.31          5.99
  Year ended 9/30/89 ......  9.53         0.92           6.56         9.05        41,856         0.47         1.17          6.30
  Year ended 9/30/88 ...... 16.20         0.83           6.96         4.14        30,796         0.48         1.08          6.71
  Year ended 9/30/87 ...... (4.21)        0.58           6.78         9.19        30,014         0.47         1.12          6.24
Pennsylvania--Class D
  Year ended 9/30/96 ......  5.76         1.88           4.05         4.56           876
  Year ended 9/30/95 ......  9.53         2.23           4.10        11.78           426
  2/1/94*- 9/30/94 ........ (7.50)        2.00+          4.20+        7.71++          43

----------
  +    Annualized.
 ++    For the year ended 9/30/94.

ALTERNATIVE DISTRIBUTION SYSTEM

   Each Series offers two classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing charges. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing charges, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter being subject to higher ongoing charges and, for a one-year period, a CDSL.


   Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fee of Class D shares may exceed the initial sales load and lower distribution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in a Series will be reduced by the initial sales load deducted at the time of purchase. Furthermore, the higher distribution fees on Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

   Investors who qualify for reduced initial sales loads, as described under "Purchase Of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased reached $1,000,000 or more.


   Alternatively, some investors might choose to have all of their funds invested initially by purchasing Class D shares, although remaining subject to a higher continuing distribution fee and, for a one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money which further reduces the impact of the Class D shares' 1% distribution fee, fluctuations in net asset value or the effect of the return on the investment over this period of time.


   Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales load and higher distribution fees with respect to Class D shares in that the sales loads and distribution fees applicable to a Class provide for the financing of the distribution of the shares of the Series.


   The two classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or applicable state law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fee of each class. Class D shares bear higher distribution expenses which will cause the Class D shares to pay lower dividends than the Class A shares. The two classes also have separate exchange privileges.


   The Directors or Trustees of each Fund believe that no conflict of interest currently exists between the Class A and Class D shares of each Series. On an ongoing basis, they, in the exercise of their fiduciary duties under the 1940 Act and applicable state law, will seek to ensure that no such conflict arises. For this purpose, they will monitor the Funds for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

   DIFFERENCES BETWEEN CLASSES. The primary differences between Class A and Class D shares are their sales load structures and ongoing expenses as set forth below. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                                  ANNUAL 12B-1 FEES
                                  (AS A % OF AVERAGE
         SALES LOAD               DAILY NET ASSETS)     OTHER INFORMATION
         ----------               ------------------    -----------------

CLASS A    Maximum initial        Service fee of        Initial sales load
           sales load of 4.75%    .25%.                 waived or reduced
           of the public                                for certain
           offering price.                              purchases.


                                                        CDSL of 1% on
                                                        redemptions within
                                                        18 months of
                                                        purchase on
                                                        shares on which
                                                        initial sales load
                                                        was waived in full
                                                        due to the size of
                                                        the purchase.


CLASS D    None                   Service fee of        CDSL of 1% on
                                  .25%; Distribution    redemptions within
                                  fee of .75%.          one year of
                                                        purchase.



INVESTMENT OBJECTIVES AND POLICIES



MUNICIPAL SECURITIES

   As used in this Prospectus, "municipal securities" refers to short-term notes, commercial paper and intermediate and long-term bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions (such as counties, cities, boroughs, townships, school districts and authorities), agencies, and instrumentalities, the interest on which is, in the opinion of counsel to the issuers, exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such interest may, however, be subject to the federal alternative minimum tax. Such securities are traded primarily in the over-the-counter market.

   Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses.

   The two principal classifications of municipal bonds are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. In addition, certain types of "industrial development bonds"
issued by or on behalf of public authorities to obtain funds for privately-operated facilities are eligible for purchase, provided that the interest paid thereon qualifies as exempt from regular federal income taxes and, in certain instances, applicable state and/or local taxes. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality. Interest earned from certain municipal securities (including certain industrial development bonds) that are private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), is treated as a preference item for purposes of the alternative minimum tax. Each Series may invest any portion of its assets in municipal securities the interest on which is subject to the alternative minimum tax. Under normal circumstances, each Series will invest at least 80% of its net assets in municipal securities the interest on which is exempt from regular federal income tax (although such interest may be subject to the federal alternative minimum tax) and state or local income tax.

   Municipal notes generally are issued to provide for short-term capital needs and generally have maturities of 5 years or less. They include such securities as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Municipal commercial paper are short-term obligations generally having a maturity of less than nine months.

   It should be noted that municipal securities may be adversely affected by local political and economic conditions and developments within a particular state. For example, adverse conditions in an industry that is significant to the state could have a correspondingly adverse effect on specific issuers within the state or on anticipated revenue of the issuing state; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenue. The value of municipal securities is dependent on a variety of factors, including general conditions in the money markets or the municipal bond markets, political and economic factors nationally or within a state, the size of the particular offering, the supply of municipal bonds, the maturity of the obligation, the credit quality and rating of the issue and the assistance provided to the bond issuing authority by the applicable state. Under normal market conditions, if general market interest rates are increasing, the prices of bonds will decrease. In a market of decreasing interest rates, the opposite will generally be true. In either case, the longer the maturity, the greater the effect. A more detailed description of the municipal securities in which each Series may invest and special factors relating to them is set forth in each Series' Statement of Additional Information.



SELIGMAN MUNICIPAL FUND SERIES, INC.


   The Municipal Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, incorporated in Maryland on August 8, 1983. The Municipal Fund consists of a National Series and twelve state Series, as described below. The Municipal Fund State Series offer investments in the following states:


          Colorado             Minnesota
          Georgia              Missouri
          Louisiana            New York
          Maryland             Ohio
          Massachusetts        Oregon
          Michigan             South Carolina


   NATIONAL SERIES seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Under normal market conditions, the National Series attempts to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income taxes. Such interest, however, may be subject to the federal alternative minimum tax. There can be no assurance that the National Series will be able to meet its investment objective.

   MUNICIPAL FUND STATE SERIES each seek to maximize income exempt from regular federal income taxes and from the personal income taxes of its designated state to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each Municipal Fund State Series attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal income taxes and from the personal income taxes of the designated state. Such interest, however, may be subject to the federal alternative minimum tax. Each Municipal Fund State Series may also invest in municipal securities of issuers outside its designated state if such securities bear interest that is exempt from regular federal income taxes and personal income taxes of the state. If, in abnormal market conditions, in the judgment of the Manager, municipal securities satisfying the investment objective of any of the Municipal Fund State Series are not available or for other defensive purposes, such Municipal Fund State Series may temporarily invest up to 20% of the value of its net assets in instruments the interest on which is exempt from regular federal income taxes, but not State personal income taxes. Such securities would include those set forth under "Municipal Securities" above, that would otherwise meet the Series' objective. There can be no assurance that a Municipal Fund State Series will be able to meet its investment objective.

   Each Municipal Fund State Series and the National Series are expected to invest principally, without percentage limitations, in municipal securities that are rated investment grade on the date of investment. Each Series also may invest in unrated municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities.

   In unusual circumstances, the Municipal Fund may invest up to 20% of the value of its net assets on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of "Acceptable Banking Institutions". Acceptable Banking Institutions are defined as the 100 largest (based on assets) banks that are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest (based on assets) foreign banks with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

SELIGMAN MUNICIPAL SERIES TRUST

   The Municipal Trust is a non-diversified open-end management investment company, organized as an unincorporated business trust under the laws of Massachusetts on July 27, 1984. The Municipal Trust consists of Seligman North Carolina Municipal Series, Seligman Florida Municipal Series, Seligman California Municipal Quality Series and Seligman California Municipal High-Yield Series.

   SELIGMAN NORTH CAROLINA MUNICIPAL SERIES (the "North Carolina Series") and SELIGMAN FLORIDA MUNICIPAL SERIES (the "Florida Series") each seek high income exempt from regular federal income taxes (and with respect to the North Carolina Series, North Carolina personal income taxes) consistent with preservation of capital and with consideration given to capital gain by investing in North Carolina or Florida municipal securities, as applicable, and investment grade commercial paper rated within the two highest rating categories, on the date of investment. Each Series also may invest in unrated municipal securities if, based upon credit analysis by the Manager and under the supervision of the Trustees, it is believed that such securities are of comparable quality to investment grade securities. There can be no assurance that a Series will be able to meet its investment objective.

   Each Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in North Carolina or Florida municipal securities, as applicable, the interest on which is exempt from regular federal taxes and, if applicable, North Carolina personal taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, North Carolina or Florida municipal securities satisfying such Series' objective may not be purchased, the Municipal Trust may make temporary investments in securities issued by states other than North Carolina or Florida. Moreover, under such conditions and for defensive purposes, a Series may make temporary investments in high-quality securities, the interest on which is not exempt from federal income tax or, if applicable, North Carolina personal taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated

AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.


   Each Series is permitted to purchase project notes and standby commitments; however, neither Series has any present intention of investing in such securities.


   SELIGMAN CALIFORNIA MUNICIPAL QUALITY SERIES (the "California Quality Series") seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California municipal securities that on the date of investment are within the three highest ratings of Moody's (Aaa, Aa, A for bonds; MIG1, MIG2, MIG3, for notes; P-1 for commercial paper) or S&P (AAA, AA, A for bonds; SP-1, SP-2 for notes; A-1+, A-1/A-2 for commercial paper). The Series also may invest in unrated California municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to the rated securities in which the series may invest. The securities held by the California Quality Series ordinarily will have maturities in excess of one year. There can be no assurance that the California Quality Series will be able to meet its investment objective.

   SELIGMAN CALIFORNIA MUNICIPAL HIGH-YIELD SERIES (the "California High-Yield Series") seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California municipal securities that on the date of investment are rated within the medium to lower rating categories of Moody's (Baa or lower for bonds; MIG3 or lower for notes; P-2 or lower for commercial paper) or S&P (BBB or lower for bonds; A-2 or lower for commercial paper). The Series may invest in unrated California municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to securities with a medium or low credit rating. The securities held by the Series ordinarily will have maturities in excess of one year. There can be no assurance that the Series will be able to meet its investment objective.

   The securities in which the California High-Yield Series invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rating categories. Shares of the California High-Yield Series are appropriate only for those investors who can bear the risk inherent in seeking the highest tax-exempt yields.

   During the fiscal year ended September 30, 1996 the weighted average ratings of the California municipal long-term securities held by the California High-Yield Series were as follows:


                                          PERCENTAGE OF TOTAL
              S&P/MOODY'S RATINGS            INVESTMENTS
            -----------------------     --------------------

AAA/Aaa ....................................      6%
AA/Aa ......................................      9%
A/A ........................................     37%
BBB/Baa ....................................     24%
BB/Ba ......................................      --
B/B ........................................      --
CCC/Caa ....................................      --
Unrated ....................................     24%

   California municipal securities in the fourth rating category of Moody's and S&P, although commonly referred to as investment grade, may have some speculative characteristics that may affect the issuer's ability to pay interest and repay principal. California municipal securities rated below the fourth category are subject to greater risk of loss of principal and interest than higher-rated securities, as they are predominantly speculative with respect to the issuer's ability to pay interest and repay principal. California municipal securities rated below BBB by S&P or Baa by Moody's are also more susceptible to price volatility due to general economic conditions and changes in interest rates. Since municipal securities are purchased from and sold to dealers, prices at which these securities are sold will be affected by the degree of interest of dealers to bid for them. In certain markets, dealers may be unwilling to make bids for the securities of certain issuers that the seller considers reasonable. Furthermore, because the net asset value of the California High-Yield Series' shares reflects the degree of willingness of dealers to bid for California municipal securities, the price of the California High-Yield Series' shares may be subject to greater fluctuation.


   Moody's and S&P's ratings are generally accepted measures of credit risk. They are, however, subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously. For a detailed description of the ratings, see Appendix A to the Series' Statement of Additional Information.


   The Manager attempts to minimize the risks to the California High-Yield Series inherent in the investment in lower-rated California municipal securities through analysis of the particular issuer and security, trends in interest rates and local and general economic conditions, diversification and when appropriate by investing a substantial portion of the Series' assets in California municipal securities rated in the fourth rating category or higher.

   Each of the California Quality Series and the California High-Yield Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal and California personal income taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying a Series' objective may not be purchased, a Series may make temporary investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than California. Moreover, under such conditions, a Series may make temporary investments in high-quality securities the interest on which is not exempt from either federal or California personal income taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking
Institutions, as defined above under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

   Furthermore, when economic or market conditions warrant, the California High-Yield Series may assume a temporary defensive position and invest up to 25% of the value of its net assets in California municipal securities rated within the three highest rating categories of Moody's or S&P. The securities which the Series will hold under this circumstance may have maturities of less than one year.

   Each of the California Quality Series and the California High-Yield Series may enter into stand-by commitments. Under a stand-by commitment, a Series obligates a dealer to repurchase at the Series' option specified securities at a specified price. The exercise of a stand-by commitment is subject to the ability of the dealer to make payment on demand. A Series would acquire stand-by commitments solely to facilitate portfolio liquidity and not for trading purposes. Prior to investing in stand-by commitments the Municipal Trust, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will provide such authorization.

   The price which a Series would pay for municipal securities with stand-by commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone. A Series will only purchase obligations with stand-by commitments from sellers the Manager deems creditworthy.


   Stand-by commitments with respect to portfolio securities of a Series with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such stand-by commitment is carried as an unrealized loss from the time of purchase until it is exercised or expires. Stand-by commitments with respect to portfolio securities of a Series with maturities of 60 days or more which are separate from the underlying portfolio securities and the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of such a stand-by commitment, consider among other factors the creditworthiness of the writer of the stand-by commitment, the duration of the stand-by commitment, the dates on which or the periods during which the stand-by commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.



SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

   The New Jersey Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland on March 13, 1987.

   The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in New Jersey municipal securities that are rated investment grade on the date of investment. The New Jersey Fund also may invest in New Jersey municipal securities that, while not rated as investment grade, are not rated lower than B by S&P or Moody's, or if not rated, are believed, based upon credit analysis by the Manager, to have at least comparable credit to B rated securities. There can be no assurance that the New Jersey Fund will be able to meet its investment objective.

   The New Jersey Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal income tax and New Jersey personal income tax. Such interest may, however, be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying the New Jersey Fund's objective may not be purchased or for other temporary defensive purposes, the New Jersey Fund may make investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than New Jersey, or is exempt only from New Jersey personal income tax, such as securities issued by the U.S. Government (such as Treasury bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the New Jersey Fund may also make temporary investments in fixed-income securities the interest on which is not exempt from either federal income tax or New Jersey personal income tax. Such investments will be substantially in highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's), and certificates of deposit of Acceptable Banking Institutions as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

   The New Jersey Fund is permitted to purchase project notes and standby commitments; however, the New Jersey Fund has no present intention of investing in such securities.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

   The Pennsylvania Fund is a non-diversified, open-end management investment company organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

   The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital by investing in Pennsylvania municipal securities that are rated investment grade on the date of investment. The Pennsylvania Fund also may invest in unrated Pennsylvania municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities. The securities which the Pennsylvania Fund will hold ordinarily will have maturities in excess of one year. There can be no assurance that the Fund will be able to meet its investment objective.

   The Pennsylvania Fund will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal and Pennsylvania income taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying the Pennsylvania Fund's objectives can not be purchased, the Pennsylvania Fund may make temporary investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than Pennsylvania , or is exempt only from Pennsylvania income tax, such as securities issued by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the Pennsylvania Fund may make temporary investments in fixed-income securities the interest on which is not exempt from either federal or Pennsylvania income taxes. Such investments will be substantially in highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

   Although the underlying  value and quality of particular  securities  will be considered in selecting investments for the Pennsylvania Fund, capital appreciation will not be a factor. However, the Pennsylvania Fund may sell securities held in its portfolio and, as a result, realize capital gain or loss, in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Pennsylvania Fund; honor redemption orders; meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administration expenses.

   The Pennsylvania Fund is authorized to purchase standby commitments; however, the Pennsylvania Fund has no present intention of investing in such securities.

GENERAL

   Each Fund, as a non-diversified investment company, is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, each Series will comply with the diversification requirements of the Code, as amended, and has therefore adopted an investment restriction, which may not be changed without shareholder vote (except for the New Jersey Fund), prohibiting each Series from purchasing with respect to 50% of the value of the respective Series' total assets, securities of any issuer if immediately thereafter more than 5% of such Series' total assets would be invested in the securities of any single issuer. Furthermore, as a matter of policy, with respect to 75% of each Series' assets, the respective Series may not purchase any revenue bonds if thereafter more than 5% of such Series' assets would be invested in revenue bonds of a single issuer. This policy is not fundamental and may be changed by the Directors or Trustees, as applicable, without shareholder approval. In the view of the Manager, the above restriction and policy reduce the risk that might otherwise be associated with an investment in a non-diversified investment company.


   As a matter of policy, the Directors or Trustees, as applicable, will not change a Series' investment objective without a vote of a majority of the outstanding voting security of that Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholder's meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

   A more detailed list of each Series' investment policies, including a list of those restrictions or investment activities that cannot be changed without a vote of a majority of the outstanding voting securities of a Series appears in the Series' Statement of Additional Information.

   Investment grade bonds and notes are within the four highest credit rating categories, and investment grade commercial paper is within the two highest credit rating categories, of Moody's (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1--P-2 for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1--SP-2 for notes; A-1+, A-1/A-2 for commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. Such characteristics may under certain circumstances lead to a greater degree of market fluctuations in the value of such securities than do higher rated municipal securities of similar maturities. A detailed discussion of such characteristics and circumstances and their effect upon each Series appears in the Statements of Additional Information under the heading "Investment Objectives, Policies And Risks." A description of the credit ratings is contained in Appendix A to the Statements of Additional Information.



   ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities including restricted securities, (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Funds' Boards of Directors or Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, amount others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Series, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.



   WHEN ISSUED SECURITIES. Each Series may purchase municipal securities on a "when issued" basis, which means that delivery of and payment for such securities normally take place within 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result the yields obtained and the market value on such securities may be higher or lower on the date when the instruments are actually delivered to the buyer. A Series will generally purchase a municipal security sold on a when issued basis with the intention of actually acquiring the securities on the settlement date. Any gain realized from any such sale of securities will be subject to federal and state taxes.


   A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Funds' Custodian in connection with any purchase of when issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Series meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a greater or lesser value than the Series' payment obligations).

   VARIABLE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on variable rate obligations is adjusted at predesignated periods and on floating rate obligations whenever there is a change in the market rate of interest on which the floating rate is based.

   The interest rate is set as a specific percentage of a designated base rate, such as the rate on a Treasury Bond or Bill or the prime rate at a major commercial bank. Such a bond generally provides that a Series can demand payment of the bond upon seven days' notice at an amount equal to par plus accrued interest, which amount, in unusual circumstances, may be more or less than the amount a Series paid for the bond.

   The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


   PARTICIPATION INTERESTS. From time to time, a Series may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of a Series.


   BORROWING. Each Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets.


MANAGEMENT SERVICES

   THE MANAGER. The Board of Directors or Trustees, as applicable, provides broad supervision over the affairs of the Funds. Pursuant to Management Agreements approved by the Directors or Trustees and the shareholders of each Series, the Manager manages the investment of the assets of each Series and administers its business and other affairs. The address of the Manager is 100 Park Avenue, New York, NY 10017.


   In addition to serving the Funds, the Manager serves as manager of thirteen other investment companies which, together with the Funds, make up the "Seligman Group." The thirteen other companies are Seligman Capital Fund, Inc., Seligman
Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman
Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $14.2 billion at December 31, 1996. The Manager also provides investment management or advice to individual and institutional accounts having a December 31, 1996 value of approximately $4.2 billion.

     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of each Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.


   The Manager also provides senior management for Seligman Data Corp., a wholly owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeep-ing functions for each Fund, maintains the records of shareholder investment accounts and provides related services.


   The Manager is entitled to receive a management fee from each Series for its services, calculated daily and payable monthly, equal to .50% of the average daily net assets of each Series on an annual basis. The Manager has from time to time voluntarily waived a portion of its management fee with respect to one or more of the Series. Each Fund pays all its expenses other than those assumed by the Manager; expenses are allocated among the Series of the Municipal Fund and of the Municipal Trust in a manner determined by the Directors or Trustees to be fair and equitable. The management fee paid by each Series expressed as a percentage of average daily net assets of that Series is presented in the following table for the fiscal year ended September 30,1996. Total expenses for each Series' Class A and D shares, expressed as an annualized percentage of average daily net assets, are also presented in the following table for the year ended September 30, 1996.


================================================================================
                                      ANNUALIZED EXPENSE
                 MANAGEMENT FEE RATE      RATIOS FOR
                  FOR THE YEAR ENDED    THE YEAR ENDED
  SERIES               9/30/96              9/30/96
  ------         -------------------  ------------------

                                      CLASS A     CLASS D
                                      -------     -------
  National...........   .50%           .80%       1.67%
  Colorado...........   .50%           .85%       1.75%
  Georgia............   .50%           .83%       1.73%
  Louisiana..........   .50%           .82%       1.72%
  Maryland...........   .50%           .84%       1.72%
  Massachusetts......   .50%           .80%       1.70%
  Michigan...........   .50%           .78%       1.68%
  Minnesota..........   .50%           .81%       1.71%
  Missouri...........   .50%           .86%       1.76%
  New York...........   .50%           .77%       1.68%
  Ohio...............   .50%           .77%       1.67%
  Oregon.............   .50%           .86%       1.76%
  South Carolina.....   .50%           .80%       1.70%
  California
    High-Yield.......   .50%           .84%       1.74%
  California Quality.   .50%           .79%       1.69%
  Florida............   .50%*          .97%       1.73%
  North Carolina.....   .49%*         1.05%       1.81%
  New Jersey.........   .50%          1.02%       1.79%
  Pennsylvania.......   .50%          1.11%       1.88%

  * During the year ended September 30, 1996 the Manager, at its discretion, waived a portion of its fees from the Florida and North Carolina Series.
================================================================================

   PORTFOLIO MANAGER. Thomas G. Moles, Vice President and Senior Portfolio Manager of each of the Funds, is a Managing Director of J. & W. Seligman & Co. Incorporated, as well as President and Senior Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. He is responsible for approximately $2 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the Manager in 1983.

   The Manager's discussion of each Series' performance as well as a line graph illustrating comparative performance information between each Series of a Fund and the Lehman Brothers Municipal Bond Index is included in the respective Fund's fiscal 1996 Annual Report to shareholders. Copies of a Fund's Annual Report may be obtained, without charge, by calling or writing the Funds at the telephone numbers or address listed on the cover page of this Prospectus.


   PORTFOLIO TRANSACTIONS. Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter.

   The Management Agreements recognize that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Funds as well as other clients.


   Consistent with the Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors or Trustees may determine, the Manager may consider sales of shares of the Funds (and, under applicable laws, of the other Seligman Mutual Funds) as a factor in the selection of dealers to execute portfolio transactions for the Funds.


   PORTFOLIO TURNOVER. A change in securities held by any Series is known as "portfolio turnover" and may involve the payment by such Series of dealer spreads or underwriting commissions and other transactions costs on the sale of the securities as well as on the reinvestment of the proceeds in other securities. While it is the policy of each Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover of any Series is not expected to exceed 100%.

PURCHASE OF SHARES


   Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.


   Each Series issues two classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.


   Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A shares--Initial Sales Load" below.


   THE  MINIMUM  AMOUNT  FOR  INITIAL  INVESTMENT  IS  $1,000  FOR EACH  SERIES;
SUBSEQUENT  INVESTMENTS  MUST  BE IN THE  MINIMUM  AMOUNT  OF $100  (EXCEPT  FOR
INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUNDS RESERVE THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIX(SM) ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT SELIGMAN DATA CORP.


   Orders received by an authorized dealer before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which the shareholder purchases shares is responsible for forwarding the order to SFSI promptly.



   Payment for dealer purchases may be made by check or by wire. To wire payments, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Fund and Series) (A or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Funds make no charge for this service, the transmitting bank may impose a wire service fee.

   Current shareholders may purchase additional shares of the Fund at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" in our postage-paid return envelope or directly to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Fund or Series name and class of shares (A or D). If a shareholder does not provide the required information, Seligman Data Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Seligman Data Corp. will be executed at the net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.


   Seligman Data Corp. may charge a $10.00 processing fee for checks returned to it as uncollectable. This charge may be deducted from the shareholder's account. For the protection of the Funds and their shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account.

   VALUATION. The net asset value of a Series' shares is determined as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time), each day, Monday through Friday, except on days that the NYSE is closed. Net asset value is calculated separately for each class of a Series. Municipal securities and short-term holdings maturing in more than 60 days are valued based on quotations provided by an independent pricing service, approved by the Directors or Trustees, or in the absence thereof, at fair value as determined in accordance with procedures approved by the Directors or Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Taxable securities are valued at market value, or in the absence thereof, fair value as determined in accordance with procedures approved by the Directors or Trustees.

   Although the legal rights of Class A and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class D shares. In addition, net asset value per share of the two classes will be effected to the extent any other class expenses differ among classes.

   CLASS A SHARES -- INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plans" below.

================================================================================
                      CLASS A SHARES -- SALES LOAD SCHEDULE

                            SALES LOAD AS A
                              PERCENTAGE OF            REGULAR
                           --------------------         DEALER
                                     NET AMOUNT        DISCOUNT
                                      INVESTED         AS A % OF
                           OFFERING  (NET ASSET        OFFERING
    AMOUNT OF PURCHASE       PRICE      VALUE)          PRICE
    ------------------     --------  ----------        ---------
     Less than  $ 50,000     4.75%      4.99%            4.25%
    $  50,000-    99,999     4.00       4.17             3.50
      100,000-   249,999     3.50       3.63             3.00
      250,000-   499,999     2.50       2.56             2.25
      500,000-   999,999     2.00       2.04             1.75
    1,000,000-  or more*        0          0                0

  * Shares acquired at net asset value pursuant to the above schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase Of Shares--Contingent Deferred Sales Load."
================================================================================

   There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.


   SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows; 1.00% NAV of sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.


   SFSI shall also pay broker/dealers, from its own resources, a fee in respect of certain investments in Class A shares of the Seligman Mutual Funds by an "eligible employee benefit plan" (as defined below under "Special Programs") which are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either the participating eligible employee benefit plan has at least (i)
$500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales during a single calendar year, or portion thereof. The payment schedule, for each calendar year is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.


   REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

   Class A shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

   o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.

   o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by an investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts.

   o A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions" on page 55.

   SPECIAL PROGRAMS. Each Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses, (and family members of the foregoing) of the Funds, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

   Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives similar to a Series who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Series; to other investment companies in the Seligman Group; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Series' shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

   Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.


   CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares.

   CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on any redemption of Class D shares which were purchased during the preceding twelve months. The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations (as defined under
"Administration, Shareholder Services and Distribution Plan") at the time of sale.

   A CDSL of 1% will also be imposed on any redemption of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee Benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. No CDSL will be imposed on shares acquired though the investment of dividends or distributions from any Class A or Class D shares of mutual funds in the Seligman Group.

   To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable CDSL period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less.


   For example, assume an investor purchased 100 shares in January at a price of $10.00 per share. During the first year, 5 additional shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:


  Total shares to be redeemed
    (122.449 @ $12.25) as follows:               $1,500.00
                                                 =========
  Dividend/Distribution shares
    (5 @ $12.25)                                 $   61.25
  Shares over 1 year old
    (100 @ $12.25)                                1,225.00
  Shares less than 1 year old subject to
    CDSL (17.449 @ $12.25)                          213.75
                                                 ---------
  Gross proceeds of redemption                   $1,500.00
  Less CDSL (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09)                            (2.09)
                                                 ---------
  Net proceeds of redemption                     $1,497.91
                                                 =========



   For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   The CDSL will be waived or reduced in the following instances:


   (a) on redemptions following the death or disability of a shareholder, as defined in section 72(m)(7) of the Code; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account ("IRA") due to death, disability, or attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors or Trustees of the Funds; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an automatic cash withdrawal service; and
(f) in connection with the redemption of shares of a Fund if it is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.

   If, with respect to a redemption of any Class A or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

   SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ a registered representative who has sold or may sell a significant amount of shares of a Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS

   A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Series shares, (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

   FOR INVESTORS WHO PURCHASE SHARES BY COMPLETING AND SUBMITTING AN ACCOUNT APPLICATION (EXCEPT THOSE ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), CORPORATIONS OR GROUP RETIREMENT PLANS):
Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.


   FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

   FOR ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone services are not available.


   All Seligman Mutual Funds with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

   For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone transaction services, authorizes each of the other owners to effect telephone transactions on his or her behalf.


   During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder should consider using other redemption or exchange procedures. Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and a Series' net asset value may fluctuate during such periods.

   Each Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as each Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where a Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If a Fund or Seligman Data Corp. does not follow the procedures described above, such Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone transaction services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES

   A shareholder may redeem shares held in book credit form ("uncertificated") without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery, to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form, by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all shareowners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the name of the Series, the account number, class of shares (A or D) and number of shares or dollar amount to be redeemed. The Funds cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

   If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). A Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE. In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more, are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase Of Shares--Class A Shares--Initial Sales Load" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares -- Class D Shares" above.

   A shareholder may also "sell" shares to a Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Funds make no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined at the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to a Fund only through a broker/dealer.


   TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares payable to the address of record may be made once per day, in an amount of up to $50,000 per account. Telephone redemption requests received by Seligman Data Corp. at
(800) 221-2450 between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Qualified Plans, IRAs or other retirement plans are not eligible for telephone redemptions. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.

   For more information about telephone redemptions, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.


   CHECK REDEMPTION SERVICE. The Check Redemption Service allows a shareholder who owns or purchases shares in a Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the account associated with the Series in which the shareholder is invested, in amounts of $500 or more. The shareholder may elect to use this Service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this Service. Holders of Class A shares should bear in mind that check redemptions of Class A shares acquired at net asset value due to the size of the purchase may be subject to a CDSL. Holder of Class D shares may use this Service with respect to shares that have been held for at least one year. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this Service is subject to Boston Safe Deposit and Trust Co. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each Series.

   There is no charge for use of checks. When honoring a check that was processed for payment, Boston Safe Deposit and Trust Co. will cause a Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check and any applicable CDSL. If shares are owned jointly, redemption checks will need to be signed by all persons, unless otherwise elected under Section 6 of the Account Application, in which case a single signature will be acceptable.

   In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient in a Series to cover the amount of checks written on that Series. If insufficient shares are in the account, the check will be returned marked "insufficient funds." THE FUNDS WILL NOT REDEEM SHARES OF ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT.

   Check Redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and Seligman Data Corp. has a certified Tax Identification Number on file.

   Cancelled checks will be returned to a shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by a Fund or Boston Safe Deposit and Trust Co. See "Terms and Conditions" on page 53.


   FOR THE PROTECTION OF THE FUNDS AND THEIR SHAREHOLDERS, NO PROCEEDS OF A CHECK REDEMPTION WILL BE REMITTED TO A SHAREHOLDER WITH RESPECT TO SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) UNTIL SELIGMAN DATA CORP. HAS RECEIVED NOTICE THAT THE CHECK HAS CLEARED, WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF SUCH SHARES TO THE SHAREHOLDER'S ACCOUNT.

   GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. The Funds will not permit redemptions of shares with respect to shares purchased by check (unless certified) until Seligman Data Corp. has received notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.

   The Funds reserve the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than minimum amount specified by the Funds' Directors or Trustees, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of their investment in a Series is less than the specified minimum and that they have sixty days to make an additional investment.


REINSTATEMENT PRIVILEGE


   If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Series or any of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Series or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is accepted. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY RE-DEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.

   Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of a Series' shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

   Under each Fund's Administration, Shareholder Services and Distribution Plan (the "Plan"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of each Series' Class A and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in a Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series' shareholders, and (iii) otherwise promoting the sale of shares of each Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSl's costs incurred in connection with its marketing efforts with respect to shares of a Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from each Series.


   Under its Plan, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of a Series' Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of a Series' Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors or Trustees of the Funds.


   The Plan, as it relates to Class A shares of the Municipal Fund, was first approved by the Directors on July 21, 1992 and by the shareholders of each Series on November 23, 1992. The Plan, as it relates to the Class A shares of the California High-Yield Series and the California Quality Series, was first approved by the Trustees on July 21, 1992 and by the shareholders on November 23, 1992. The Plan, as it relates to the Class A shares of the Florida Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on December 7, 1990. The Plan, as it relates to Class A shares of the North Carolina Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on April 11, 1991. The Plan, as it relates to the Class A shares of the New Jersey Fund, was first approved by the Directors on January 12, 1988 and by the shareholders on December 16, 1988. The Plan, as it relates to the Class A shares of the Pennsylvania Fund, was first approved by the Trustees on June 10, 1986 and by the shareholders on April 23, 1987. The total amounts paid for the year ended September 30, 1996 in respect of each Series' Class A shares' average daily net assets pursuant to the Plan were as follows:

                                                   % OF
                                                  AVERAGE
   SERIES                                       NET ASSETS
   ------                                       ----------
National....................................        .09%
Colorado....................................        .10
Georgia.....................................        .09
Louisiana...................................        .10
Maryland....................................        .10
Massachusetts...............................        .10
Michigan....................................        .10
Minnesota...................................        .10
Missouri....................................        .10
New York....................................        .09
Ohio........................................        .10
Oregon......................................        .10
South Carolina..............................        .10
California High-Yield.......................        .10
California Quality..........................        .10
Florida.....................................        .24
North Carolina..............................        .24
New Jersey..................................        .23
Pennsylvania................................        .23

   Under its Plan, each Series reimburses SFSI for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares. Proceeds from a Series' Class D distribution fee are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of a Series' Class D shares attributable to particular Service Organizations for providing personal services and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the 1% payment to be made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of a Series' Class D shares in one fiscal year may be paid from a Series' Class D Plan fees received in any other fiscal year. Each Plan, as it relates to Class D shares, was approved by the Directors or Trustees on November 18, 1993 and became effective February 1, 1994. The total amount paid for the year ended September 30, 1996, in respect of each Series' Class D shares pursuant to the Plan was 1.00% per annum of each Series' Class D shares' average daily net assets. Each Plan is reviewed by the Directors or Trustees annually.


   Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as broker/dealer of record for shareholder accounts that do not have a designated broker/dealer of record and receives compensation from a Series pursuant to its Plan for providing personal service and account maintenance to such accounts and other distribution services.


EXCHANGE PRIVILEGE

   A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of another Series or for shares of the other mutual funds in the Seligman Group. Exchanges may be made by mail or by telephone if the shareholder has telephone services.


   Class A and Class D shares may be exchanged only for Class A and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.

   If shares  that are  subject  to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the holding period of the original shares.

   Aside from the Series described in this Prospectus, the Seligman Mutual Funds available under the Exchange Privilege are:

   o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

   o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

   o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

   o SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

   o SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value, income may be considered but will only be incidental to the fund's investment objective.

   o SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

   o SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson International Fund all of which seek long-term capital appreciation primarily through investing in companies either globally or internationally.

   o SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

   o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

   All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges received between 8:30 a.m. and 4:00 p.m. Eastern time on any business day, by Seligman Data Corp. at (800) 221-2450 will be processed as of the close of business on that day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE
CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS AND AUTOMATIC CASH WITHDRAWAL SERVICE, WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be exchanged in proper form.

   The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, contact your authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

   A broker/dealer representative will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Group of Mutual Funds from any loss or liability incurred as a result of acceptance of telephone exchange orders. Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account.


   SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

   Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

FURTHER INFORMATION ABOUT
TRANSACTIONS IN THE FUNDS

   Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, a Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net assets. A Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, each Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND DISTRIBUTIONS

   Each Series intends to declare dividends of net investment income daily. Dividends are paid on the 17th day of each month. If the 17th day of the month falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the previous business day. Payments vary in amount depending on income received from portfolio securities, expenses of operation and the number of days in the period.

   Shares will begin earning dividends on the day on which a Series receives payment and shares are issued. Shares continue to earn dividends through the date preceding the date they are redeemed or delivered subsequent to repurchase.

   Each Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements.

   Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares;
(3) to receive both dividends and gain distributions in cash. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution.

   The per share dividends from net investment income on a Series' Class D shares will be lower than the per share dividends on a Series' Class A shares as a result of the higher distribution fee applicable with respect to a Series' Class D shares. Per share dividends of the two classes may also differ as a result of differing class expenses, if any. Distributions of net capital gains, if any, will be paid in the same amount for Class A and Class D shares.

   Shareholders exchanging shares for shares of another Seligman Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a share-holder redeems, sells, transfers or exchanges all shares in an account between the record date and the payable date, the value of any dividends or gain distributions declared will be paid in cash regardless of the existing election.


TAXES

FEDERAL INCOME TAXES


   Each Series intends to continue to qualify as a regulated investment company under the Code. Thus qualified, each Series will be relieved of regular federal income tax on income distributed to shareholders provided that it distributes each year to its shareholders at least 90% of its net investment income and net short-term capital gains, if any.

   If, at the close of each quarter of its taxable year, at least 50% of each Series' total assets is invested in obligations exempt from regular federal income tax the Series will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes ("exempt interest dividends"). The total amount of exempt interest dividends paid by a Series to shareholders with respect to any taxable year cannot exceed the amount of federally tax-exempt interest received by a Series during the year less any expenses allocable to such interest.

   Distributions of net capital gain, i.e., the excess of net long-term capital gains over net short-term capital losses ("capital gain distributions") are taxable to shareholders as long-term capital gain, whether received in shares or cash, regardless of how long a shareholder has held shares in the Series, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 28%. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Series' other investment income (other than exempt interest dividends) or from net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions will not, generally, be eligible for the dividends-received deduction for corporations. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

   Interest on indebtedness incurred or continued to purchase or carry shares of any Series will not be deductible for federal income tax purposes to the extent that the Series' distributions are exempt from federal income tax.

   Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. Moreover, any loss realized by a shareholder upon the sale of shares of a Series held six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholders with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series.

   In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by a Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.


   Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of any Series.

   UNLESS A SHAREHOLDER INCLUDES A TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT SUCH SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, EACH FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, A FUND MAY BE FINED UP TO $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN

THE EVENT THAT SUCH A FINE IS IMPOSED, A FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. EACH FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITH RESPECT TO ANY UNCERTIFIED ACCOUNT IN ANY YEAR, A CORRESPONDING CHARGE MAY BE MADE AGAINST THAT ACCOUNT.


CALIFORNIA TAXES

   In the opinion of Sullivan & Cromwell, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the California Quality or California High-Yield Series consist of federally tax-exempt obligations of the State of California and its political subdivisions ("California Municipal Securities"), shareholders of each such Series who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Series attributable to interest received by each such Series on California Municipal Securities as well as on certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

   Interest on indebtedness incurred or continued to purchase or carry shares of the California Quality or California High-Yield Series will not be deductible for California personal income tax purposes to the extent such Series' distributions are exempt from California personal income tax.


   Prospective investors should be aware that an investment in these Series may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

COLORADO TAXES


   In the opinion of Ireland, Stapleton, Pryor & Pascoe, P.C., Colorado tax counsel to the Municipal Fund, individuals, trusts, estates and corporations who are holders of the Colorado Series and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Series dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code, which are derived from interest income received by the Colorado Series on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,1980, or if issued before May 1,1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that Colorado Series distributions are attributable to sources not described in the preceding sentence, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Series are exempt from Colorado property taxes.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Colorado Series, at least 80% of the value of the net assets of the Colorado Series will be maintained in debt obligations which are exempt from regular federal income tax and Colorado income tax.


     The Colorado Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado obligations and exempt from the Colorado income tax.

FLORIDA TAXES

   Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Series will not be subject to any Florida state income tax on distributions received from the Florida Series. However,

Florida imposes an intangible personal property tax on shares of the Florida Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Municipal Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Series owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax so long as the Florida Series' portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and United States Government securities, that are exempt from the Florida Intangible Personal Property Tax. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Series that is allocable to Florida under applicable Florida law.

GEORGIA TAXES

   In the opinion of King & Spalding, Georgia tax counsel to the Municipal Fund, under existing Georgia law, shareholders of the Georgia Series will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Series to the extent that such distributions represent "exempt-interest dividends" for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Series. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Series for Georgia income tax purposes.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Series, at least 80% of the value of the net assets of the Georgia Series will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.


   The Georgia Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.


LOUISIANA TAXES

   In the opinion of Liskow & Lewis, Louisiana tax counsel to the Municipal Fund, based upon a private ruling obtained from the Louisiana Department of Revenue and Taxation (the "Department"), and subject to the current policies of the Department, shareholders of the Louisiana Series who are corporations; individuals and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Series dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies or instrumentalities. To the extent that distributions on the Louisiana Series are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.


   Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Series dividends.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Series in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.


   The Louisiana Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.


MARYLAND TAXES

   In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Municipal Fund, as long as dividends paid by the Maryland Series qualify as interest excludable under Section 103 of the Code and the Maryland Series qualifies as a "regulated investment company" under the Code, the portion of exempt-interest dividends that represents interest received by the Maryland Series on obligations (a) of Maryland or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Series.

   Gain realized by the Maryland Series from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission or instrumentality of the United States will not be subject to Maryland state and local income taxes.

   To the extent that distributions of the Maryland Series are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Series on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Series shares, such distributions will be subject to Maryland state and local income taxes.

   Income earned on certain private activity bonds will constitute a Maryland tax preference for individual shareholders. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Series to purchase or carry shares of the Maryland Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Series, at least 80% of the value of the net assets of the Maryland Series will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.


   The Maryland Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.


MASSACHUSETTS TAXES

   In the opinion of Palmer & Dodge, Massachusetts tax counsel to the Municipal Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Series who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Series to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as capital gain, distributions of income to Massachusetts holders of the Massachusetts Series that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Series. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Series as capital gain.


   Massachusetts   Series   dividends  are  not  excluded  in  determining   the
Massachusetts excise tax on corporations.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Series in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.


   The Massachusetts Series will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

MICHIGAN TAXES


   In the opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto Rico) (collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. The Michigan Department of Treasury has issued a bulletin stating that holders of interests in regulated investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the investment portfolio consists of U.S. obligations and obligations of the State of Michigan or of its political subdivisions. In addition, Michigan Series shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to the Michigan intangibles tax. To the extent the distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.


   The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

MINNESOTA TAXES


   In the opinion of Faegre & Benson Professional Limited Liability Partnership, Minnesota tax counsel to the Municipal Fund, provided that the Minnesota Series qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Series who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt- interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt- interest dividends that are paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


   Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax.The Ohio Supreme Court, in a subsequent case involving the same taxpayer and the same issue, recently refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. The taxpayer has appealed to the United States Supreme Court, which has discretion to decide if it will hear the case. Even if the Court declines to consider the appeal, it cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


   Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt- interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Series, including all of those that are derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates or trusts.

   Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates, or trusts.

   Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Series, at least 80% of the value of the net assets of the Minnesota Series will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Series will invest so that the 95% test described above is met.


   The Minnesota Series will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

MISSOURI TAXES


   In the opinion of Bryan Cave LLP, Missouri tax counsel to the Municipal Fund, dividends distributed to individual shareholders of the Missouri Series will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Fund to individual resident shareholders of the Missouri Series, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Series are not subject to Missouri personal property taxes.

   Dividends paid by the Missouri Series, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Series of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Series, at least 80% of the value of the net assets of the Missouri Series will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.


   The Missouri Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.


NEW JERSEY TAXES


   In the opinion of McCarter & English, New Jersey counsel to the New Jersey Fund, income distributions paid from a "qualified investment fund" are exempt from the New Jersey personal income tax, to the extent attributable to tax-exempt obligations specified by New Jersey law. As defined in N.J.S.A. 54A:6-14.1, a "qualified investment fund" is any investment or trust company, or series of such investment company or trust registered with the Securities and Exchange Commission, which for the calendar year in which a distribution is paid, has (i) no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto (such financial options, etc. being referred to herein as "Financial Instruments"), and (ii) which has at least 80% of the aggregate principal amount of all its investments, excluding Financial Instruments, to the extent such instruments are authorized by section 851(b) of the Code, cash and cash items, including receivables, invested in obligations issued by New Jersey, or in obligations that are free from state or local taxation under New Jersey and federal laws such as obligations issued by the governments of Puerto Rico, Guam or the Virgin Islands ("Municipal Securities"). Interest income and gains realized by the New Jersey Fund upon disposition of obligations and distributed to the shareholders are exempt from the New Jersey personal income tax to the extent attributable to Municipal Securities. Gains resulting from the redemption or sale of shares of the New Jersey Fund would also be exempt from the New Jersey personal income tax.

   The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, interest on Municipal Securities is included in the net income tax base for purposes of computing the corporation business tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

   The New Jersey Fund will notify shareholders by February 15 of each calendar year as to the amounts of all such dividends and distributions which are exempt from federal income taxes and New Jersey personal income tax and the amounts, if any, which are subject to such taxes. Shareholders are, however, urged to consult with their own tax advisors as to the federal, state or local tax consequences in their specific circumstances.

   Prospective investors should be aware that an investment in a state municipal fund may not be suitable for persons who do not receive income subject to income taxes of such state.


NEW YORK STATE AND CITY TAXES

   In the opinion of Sullivan & Cromwell, counsel to the Funds, holders of shares of the New York Series who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Series dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto
Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Series are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

   Dividends on the New York Series are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.


   Except during temporary defensive periods or when acceptable investments are unavailable to the New York Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Series in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.


   The Series will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

NORTH CAROLINA TAXES

   In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the North Carolina Series, distributions from the North Carolina Series to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the U.S. government and agencies and possessions of the United States, so long as in both cases the North Carolina Series provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Series attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the U.S. government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

   The North Carolina Series will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Series which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.


OHIO TAXES

   In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Municipal Fund, holders of the Ohio Series who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or school district or municipal income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Series to the extent that such distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), or by the government of Puerto Rico, the Virgin Islands or Guam, provided that the Ohio Series qualifies as a "regulated investment company" for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Series will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.


   Dividends on shares of the Ohio Series that are attributable to gain from the sale, exchange or other disposition of Ohio Obligations held by the Ohio Series are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or school district or municipal income taxes in Ohio.


   The Ohio Series is not subject to the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers in intangibles tax, the Municipal Fund complies with certain reporting requirements.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Series in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.


   The Ohio Series will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Series.

OREGON TAXES


   In the opinion of Schwabe, Williamson & Wyatt, Oregon tax counsel to the Municipal Fund, under present law, individual shareholders of the Oregon Series will not be subject to Oregon personal income taxes on distributions received from the Oregon Series to the extent that such distributions (1) qualify as "exempt-interest dividends" under Section 852 (b)(5) of the Code and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.


   No portion of distributions from the Oregon Series are exempt from Oregon excise tax on corporations. However, shares of the Oregon Series are not subject to Oregon property tax.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Series, at least 80% of the value of the net assets of the Oregon Series will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.


   The Oregon Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

PENNSYLVANIA TAXES


   In the opinion of Ballard Spahr Andrews & Ingersoll, Pennsylvania tax counsel to the Pennsylvania Fund, individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax will not be subject to Pennsylvania personal income tax on distributions from the Pennsylvania Fund to the extent that such distributions are attributable to interest paid on Pennsylvania Municipal Securities or U.S. Government obligations. Distributions attributable to most other sources, including distributions attributable to gain on the sale of such instruments, will not be exempt from Pennsylvania personal income tax.

   The same rules apply under the tax imposed by the Philadelphia School District on the unearned income of Philadelphia residents, except that all capital gain distributions are exempt from the School District tax regardless of the source from which they are paid.

   Corporate shareholders who are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions from the Pennsylvania Fund that qualify as "exempt-interest dividends" for federal income tax purposes or are derived from interest on U.S. Government obligations.


   Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal property tax will be exempt from Pennsylvania personal property tax on their shares of the Pennsylvania Fund to the extent that the Pennsylvania Fund portfolio consists of Pennsylvania Municipal Securities and U.S. Government obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.


   Shareholders will receive an annual Statement of Account and information regarding the federal and Pennsylvania income tax status of all distributions made during the year. Information will also be provided to individual Pennsylvania shareholders regarding the portion of the value of their shares, if any, subject to Pennsylvania personal property tax.


   Prospective investors should be aware that an investment in the Pennsylvania Fund may not be suitable for persons who are not residents of the State of Pennsylvania or who do not receive income subject to income taxes of the State. Investors should also be aware that there is litigation in progress in the Pennsylvania courts that may result in the personal property tax being declared unconstitutional in whole or in part.

SOUTH CAROLINA TAXES

   In the opinion of Sinkler & Boyd, South Carolina tax counsel to the Municipal Fund, shareholders of the South Carolina Series who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Series' dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority or commission exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Series' distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

   Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Series, at least 80% of the value of the net assets of the South Carolina Series will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.


   The South Carolina Series will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

OTHER STATE AND LOCAL TAXES


   The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Series may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Series may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities. Prospective investors should be aware that an investment in a certain Series may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

SHAREHOLDER INFORMATION


   Shareholders will be sent semi-annual reports regarding their Fund. General information about the Funds may be requested by writing the Corporate
Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/ Investor Relations Department toll-free by dialing (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time and calls will be answered by a service representative. 24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS, FORM 1099-DIV AND CHECKBOOKS CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP., SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.


   ACCOUNT   SERVICES.   Shareholders   are  sent   confirmation   of  financial
transactions.

   Other investor services are available. These include:


   o INVEST-A-CHECK(R) enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from the shareholder's saving or checking account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accom-panied by a $100 minimum investment in conjunction with the monthly investment option, or a $250 minimum investment in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon Matrix(SM) Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. (See "Terms and Conditions" on page 55).

   o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of shares of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund, registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service and all shares must be in "book credit" form. Exchanges will be made at the public offering price.


   o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series or another Seligman Mutual Fund. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, the name of the Series and the class of shares in which the investment is to be made and the shareholder's account number.)

   o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service, should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.

   o AUTOMATIC CASH WITHDRAWAL SERVICE permits payments at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions" on page 55).


   o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.


   o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.


   o COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.


ADVERTISING A SERIES' PERFORMANCE


   From time to time, a Series advertises its "yield," "tax equivalent yield," "average annual total return" and "total return," each of which is calculated separately for each Series' Class A and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Series' class refers to the income generated by an investment in the Series over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one year, five years, and ten years or since the inception of the Series), i.e., the average annual compound rate of return, assuming the payment of the maximum sales load, if any, when the investment was first made and that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period. "Total return" is calculated with these same assumptions and shows the aggregate return on an investment in a class over a specified period (one year, five years and ten years or since the inception of the Series). Class A total return and average annual total return quoted from time to time are not adjusted for periods prior to commencement dates, December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield Series, California Quality Series, and each Series of the Municipal Fund, for the annual administration, shareholder services and distribution fee. Such fee, if reflected, would reduce the performance quoted. The waiver by the Manager of its fees and reimbursement of certain expenses during certain periods (as set forth under "Financial Highlights" herein) would positively affect the performance results quoted.


   From time to time, reference may be made in advertising or promotional material to mutual fund rankings prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service that monitors the performance of mutual funds. Lipper ranks funds in various categories by making comparative calculations using total return. Each Series may quote its Lipper ranking in the Municipal Bond Fund category or the Single State Municipal Bond Fund category or its Lipper ranking for all municipal bond funds monitored by Lipper. In addition, each class of a Series may compare its total return over a certain period with the average performance of all funds in these Lipper categories for the same period. In calculating the total return of a Series' Class A and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. A Series may also refer in advertisements, or in other promotional material to articles, comments, listings and columns in the financial and other press pertaining to a Series' performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSIONS AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.

ORGANIZATION AND CAPITALIZATION


   Each Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act. The Municipal Fund was incorporated in Maryland on August 8, 1983. The Municipal Trust was established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The New Jersey Fund was incorporated in Maryland on March 13, 1987. The Pennsylvania Fund was organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

   The Directors or Trustees of the Funds have authority to create and classify shares of capital stock or beneficial interest in separate Series, without further action by shareholders. The Declarations of Trust of the Pennsylvania Fund and the Municipal Trust permit the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in separate Series. To date, shares of thirteen Series of the Municipal Fund, four Series of the Municipal Trust, one Series of the New Jersey Fund and one Series of the Pennsylvania Fund have been authorized, which shares constitute the interests in the Series described herein. Further series may be added in the future. Each of the Series' capital stock or shares of beneficial interest has a par value of $.001 per share and is divided into two classes. Each share of each Series' Class A and Class D common stock or beneficial interest, as applicable, is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. Each Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sales of multiple classes of common stock, or beneficial interest. In accordance with the Articles of Incorporation or Declaration of Trust of each Fund, the Board of Directors or Trustees may authorize the creation of additional classes of common stock or beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors or trustees, as applicable. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

   It is the intention of the Funds not to hold Annual Meetings of Shareholders. The Directors or Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act, or a Fund's Articles of Incorporation or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors or Trustees.

   The shareholders of a Massachusetts business trust (the Municipal Trust) or a Pennsylvania trust (the Pennsylvania Fund), could, under certain circumstances, be held personally liable as partners of its obligations. However, the Declaration of Trust of each of the Municipal Trust and the Pennsylvania Fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trusts and also provides for indemnification and reimbursement of expenses out of the Trusts, or Series thereof, for any shareholder held personally liable for obligations of the Trust, or Series thereof.


   THERE IS A POSSIBILITY THAT ONE FUND MIGHT BE LIABLE FOR ANY MISSTATEMENT, INACCURACY, OR INCOMPLETE DISCLOSURE IN THIS PROSPECTUS CONCERNING ANY OTHER FUND CONTAINED HEREIN. BASED ON THE ADVICE OF COUNSEL, HOWEVER, THE FUNDS BELIEVE THAT THE POTENTIAL LIABILITY OF EACH FUND WITH RESPECT TO THE DISCLOSURE IN THIS PROSPECTUS EXTENDS ONLY TO THE DISCLOSURE RELATING TO SUCH FUND.

                              TERMS AND CONDITIONS

                           GENERAL ACCOUNT INFORMATION

    Investments will be made in as many shares of a Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If your check received in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. in writing at least five business days prior to the payable date. Stock certificates will not be issued unless requested. Replacement stock certificates will be subject to a surety fee.

                            INVEST-A-CHECK(R) SERVICE

    The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. Checks in the amount specified will be drawn automatically on the shareholder's bank on the fifth day of each month unless otherwise specified (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. After the initial investment, the value of shares held in your Account must equal not less than two regularly scheduled investments.  If a check is not  honored by the  shareholder's  bank,  or if the value of shares held falls below the required minimum, the Service will be suspended. In the event that a check is returned marked "unpaid," Seligman Data Corp. will cancel the purchase, redeem shares held in your account for an amount sufficient to reimburse a Series for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. Service will be reinstated upon written request indicating that the cause of interruption has been corrected. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Funds and their agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event the shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) service must be accompanied by a minimum initial investment of $100.

                        AUTOMATIC CASH WITHDRAWAL SERVICE

    Automatic Cash Withdrawal Service is available to Class A shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday). Automatic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more may be subject to a CDSL if made within 18 months of purchase of such shares. The shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous to you because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.

                     LETTER OF INTENT -- CLASS A SHARES ONLY

    Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. The shareholder may include the total asset value of shares of the Seligman Mutual Funds (on which an initial sales load was paid) owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that your Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the shareholder and that the required additional escrowed shares are being furnished by the shareholder.

    Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is a sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                            CHECK REDEMPTION SERVICE

   The Check Redemption Service is available to Class A shareholders and to Class D shareholders with respect to Class D shares held for one year or more. For Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more, check redemption within 18 months of purchase may be subject to a CDSL. If shares are held in joint names, all shareholders must sign the Check Redemption section of the Account Application. All checks will require all signatures unless a lesser number is indicated in the Check Redemption section. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories. In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.





    The shareholder hereby authorizes Boston Safe Deposit and Trust Co. to honor checks drawn by the shareholder and to effect a redemption of sufficient shares in the shareholder's account to cover payment of the check and any applicable CDSL. Shares in one Series cannot be redeemed to cover a check written on another Series.

    Boston Safe Deposit and Trust Co. shall be liable only for its own negligence. A Fund will not be liable for any loss, expense or cost arising out of check redemptions. Each Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).

    SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE ACCOUNT AGAINST WHICH THE CHECK WAS DRAWN. NO REDEMPTION OF SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) WILL BE PERMITTED UNTIL THE FUND RECEIVES NOTICE THAT THE CHECK HAS CLEARED WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF THOSE SHARES TO A SHAREHOLDER'S ACCOUNT.

                                                                            2/97

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1997
      SELIGMAN CALIFORNIA MUNICIPAL HIGH-YIELD SERIES ("High-Yield Series")
         SELIGMAN CALIFORNIA MUNICIPAL QUALITY SERIES ("Quality Series")
                          (collectively, the "Series")
                                 100 Park Avenue
                              New York, N.Y. 10017
                     New York City Telephone (212) 850-1864
                              Toll-Free Telephone:
                 (800) 221-2450 - all continental United States

     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of the Series, dated February 1, 1997. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Series at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

     The High-Yield Series and Quality Series each offer two classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% if redeemed within one year.


     Each share of Class A and Class D represents an identical legal interest in the investment portfolio of each Series and has the same rights except for certain class expenses and except that Class D shares bear a higher distribution fee that generally will cause the Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A and Class D shares have identical legal rights, the different expenses borne by each Class will result in different dividends. The two classes also have different exchange privileges.

                                TABLE OF CONTENTS

                                                   Page


Seligman Municipal Series Trust....................  2
Investment Objectives, Policies And Risks..........  2
Investment Limitations.............................  5
Trustees And Officers..............................  6
Management And Expenses............................ 10
Administration, Shareholder Services
  And Distribution Plan............................ 12
Portfolio Transactions............................. 12
Purchase and Redemption Of Series' Shares.......... 12
Distribution Services.............................. 15
Taxes.............................................. 15
Valuation.......................................... 16
Performance Information............................ 16
General Information................................ 19
Special Considerations Regarding Investments
  In California Municipal Securities............... 20
Financial Statements............................... 25
Appendix A......................................... 26
Appendix B......................................... 29

                         SELIGMAN MUNICIPAL SERIES TRUST

     The High-Yield Series and Quality Series are series of Seligman Municipal Series Trust (the "Trust"), a non-diversified open-end management investment company, or mutual fund, organized as an unincorporated business trust under the laws of Massachusetts that commenced operations in 1984.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The High-Yield Series and Quality Series each seek to provide income exempt from regular federal income taxes and the personal income taxes of California consistent with preservation of capital with consideration given to capital gain.

California Municipal Securities

     California Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and California state personal income taxes. Such securities are traded primarily in an over-the-counter market. Each Series may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax. See "California Municipal Securities" in the Prospectus.

     Under the Investment Company Act of 1940 (the "1940 Act"), the identification of the issuer of municipal bonds, notes or commercial paper depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue". General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:


     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan notes, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan notes.


     Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

When-Issued Securities. Each Series may purchase municipal securities on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal securities are each fixed at the time the buyer enters into the commitment. Although a Series will only purchase a municipal security on a when-issued basis with the intention of actually acquiring the securities, the Series may sell these securities before the settlement date if it is deemed advisable.

     Municipal securities purchased on a when-issued basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a Series' assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.


     A separate account of each Series consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established with the Custodian and marked to market daily, with additional cash or liquid debt securities added when necessary. When the time comes to pay for when-issued securities, the Series will meet their respective obligations from then available cash, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, sale of the when-issued securities themselves (which may have a value greater or lesser than the Series' payment obligations). Sale of securities to meet such obligations carries with it a potential for the realization of capital gain, which is not exempt from federal or California income taxes.

Floating Rate and Variable Rate Securities. Each Series may purchase floating rate and variable rate securities, including participation interests therein. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a Series can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount a Series paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the standards set forth with respect to taxable investments listed below.

Stand-By  Commitments.  The Series may acquire stand-by commitments with respect
to  securities  they  hold.  These   commitments  would  obligate  a  dealer  to
repurchase, at the Series' option, specified securities at a specified price.

     The price which a Series would pay for municipal securities with stand-by commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone. A Series would use stand-by commitments for liquidity purposes in order to permit it to remain more fully invested than would otherwise be the case by providing a ready market for certain of its portfolio securities at an acceptable price. The stand-by commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Series' right to dispose of or retain the security. There is a risk that the seller may not be able to repurchase the security upon the exercise of the right to resell by the Series. To minimize such risks, a Series would only purchase obligations with stand-by commitments from sellers the Manager deems creditworthy.

Taxable Investments. Under normal market conditions, each Series will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions, if, in the judgment of the Manager, the municipal securities satisfying the Series' investment objectives may not be purchased, a Series may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not California personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Series' objectives.

     Also, in abnormal market conditions, a Series may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income taxes, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by Standard & Poor's Corporation ("S&P") or Aa3, or better, by Moody's Investors Service, Inc. ("Moody's")); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

     Such temporary investments in federal but not state municipal securities and fully taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Series' net assets under normal market conditions.


Portfolio Turnover. Portfolio transactions will be undertaken principally to accomplish a Series' objective in relation to anticipated movements in the general level of interest rates but a Series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities.


     The Series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Series is known as "portfolio turnover" and may involve the payment by the Series of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the High-Yield Series for the fiscal years ended September 30, 1994, 1995 and 1996 were 8.36%, 17.64% and 34.75%, respectively. For the same periods, the portfolio turnover rates for the Quality Series were 22.16%, 11.24% and 12.84%, respectively. A Series' portfolio turnover rate will not be a limiting factor when such Series deems it desirable to sell or purchase securities.

                             INVESTMENT LIMITATIONS


     Under each Series' fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of the Series, each Series may not:


- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;


- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;


- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

- Purchase or hold any real estate, except that the Series may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Trust individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Series may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.


     As a matter of policy, with respect to 75% of a Series' assets, no revenue bond will be purchased if as a result of such purchase more than 5% of such Series' assets would be invested in the securities of a single issuer. This policy is not fundamental and may be changed by the Trustees without shareholder approval.

     Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholders' meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

                              TRUSTEES AND OFFICERS

     Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*            Trustee,  Chairman of the Board,  Chief  Executive
       (58)                   Officer and Chairman of the Executive Committee

                              Managing Director and Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or Trustee, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated; Chairman, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries, Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*                Trustee,  President  and  Member of the  Executive
     (44)                     Committee

                              Director, President and Managing Director, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of Investment Companies; Chairman, Seligman Data Corp., shareholder service agent; Director, Seligman
                              Financial Services, Inc., broker/dealer; and Seligman Services, Inc., broker/dealer; Senior Vice President, Seligman Henderson Co., advisers; formerly, Director and Secretary, Chuo Trust - JWS Advisors, Inc., advisers; and Director, Seligman Securities, Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company.

RONALD T. SCHROEDER*          Trustee and Member of the Executive Committee
       (48)
                              Director,  Managing  Director and Chief Investment
                              Officer,  Institutional,  J. & W.  Seligman  & Co.
                              Incorporated,  investment  managers and  advisers;
                              and Seligman Advisors, Inc., advisers; Director or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies;   Director,  Seligman  Holdings,  Inc.,
                              holding  company;   Seligman  Financial  Services,
                              Inc.,   broker/dealer;   Seligman  Henderson  Co.,
                              advisers;    and    Seligman    Services,    Inc.,
                              broker/dealer;  formerly,  President, the Seligman
                              Group of  Investment  Companies,  except  Seligman
                              Quality  Municipal  Fund, Inc. and Seligman Select
                              Municipal Fund, Inc.; and formerly, Director, J. &
                              W. Seligman Trust Company, trust company; Seligman
                              Data  Corp.,   shareholder   service  agent;   and
                              Seligman Securities, Inc., broker/dealer.

FRED E. BROWN*                Trustee
    (83)
                              Director and  Consultant,  J. & W.  Seligman & Co.
                              Incorporated,  investment  managers and  advisors;
                              Director  or  Trustee,   the  Seligman   Group  of
                              Investment Companies; Seligman Financial Services,
                              Inc.,  broker/dealer;   Seligman  Services,  Inc.,
                              broker/dealer;   Trudeau   Institute,   non-profit
                              biomedical  research  organization;   Lake  Placid
                              Center for the Arts,  cultural  organization;  and
                              Lake  Placid   Education   Foundation,   education
                              foundation;  formerly,  Director, J. & W. Seligman
                              Trust  Company,   trust   company;   and  Seligman
                              Securities, Inc., broker/dealer.

JOHN R. GALVIN                Trustee
    (67)
                              Dean,  Fletcher  School  of Law and  Diplomacy  at
                              Tufts   University;   Director  or  Trustee,   the
                              Seligman Group of Investment Companies;  Chairman,
                              American  Council on  Germany;  a Governor  of the
                              Center for Creative Leadership;  Director, USLIFE,
                              insurance;   National   Committee  on   U.S.-China
                              Relations,   National  Defense   University;   the
                              Institute  for  Defense  Analysis;  Raytheon  Co.,
                              electronics;   and   Consultant,    Thomson   CSF,
                              electronics; and formerly,  Ambassador, U.S. State
                              Department;  Distinguished  Policy Analyst at Ohio
                              State University and Olin Distinguished  Professor
                              of National  Security Studies at the United States
                              Military  Academy.  From June, 1987 to June, 1992,
                              he was the Supreme  Allied  Commander,  Europe and
                              the  Commander-in-Chief,  United  States  European
                              Command.   Tufts   University,   Packard   Avenue,
                              Medford, MA 02155

ALICE S. ILCHMAN              Trustee
     (61)
                              President,  Sarah  Lawrence  College;  Director or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies;  Chairman, The Rockefeller  Foundation,
                              charitable   foundation;   and  Director,   NYNEX,
                              telephone company;  and the Committee for Economic
                              Development;   formerly,   Trustee,   The   Markle
                              Foundation,    philanthropic   organization;   and
                              Director,   International  Research  and  Exchange
                              Board,  intellectual  exchanges.   Sarah  Lawrence
                              College, Bronxville, New York 10708

FRANK A. McPHERSON            Trustee
      (63)
                              Chairman of the Board and Chief Executive Officer,
                              Kerr-McGee  Corporation,   energy  and  chemicals;
                              Director  or  Trustee,   the  Seligman   Group  of
                              Investment  Companies;  Director of Kimberly-Clark
                              Corporation,  consumer products;  Bank of Oklahoma
                              Holding  Company;  American  Petroleum  Institute;
                              Oklahoma City Chamber of Commerce; Baptist Medical
                              Center;    Oklahoma    Chapter   of   the   Nature
                              Conservancy; Oklahoma Medical Research Foundation;
                              and  United  Way  Advisory   Board;   Chairman  of
                              Oklahoma  City  Public  Schools  Foundation;   and
                              Member of the  Business  Roundtable  and  National
                              Petroleum  Council.  123  Robert S.  Kerr  Avenue,
                              Oklahoma City, OK 73102

JOHN E. MEROW*                Trustee
   (67)

                              Chairman and Senior Partner, Sullivan & Cromwell, law firm; Director or Trustee, the Seligman Group of Investment Companies; Municipal Art Society of New York; Commonwealth Aluminum Corporation, the U.S. Council for International Business and the U.S.-New Zealand Council; Chairman, American Australian Association; Member of the American Law Institute and Council on Foreign Relations; and Member of the Board of Governors of Foreign Policy Association and New York Hospital. 125 Broad Street, New York, NY 10004

BETSY S. MICHEL               Trustee
     (54)
                              Attorney; Director or Trustee, the Seligman Group of Investment Companies and Trustee, Geraldine R.
                              Dodge Foundation, charitable foundation; Chairman of the Board of Trustees of St. George's School
                              (Newport,  RI), formerly,  Director,  the National
                              Association  of Independent  Schools  (Washington,
                              DC), education.  St. Bernard's Road, P.O. Box 449,
                              Gladstone, NJ 07934


JAMES C. PITNEY               Trustee
     (69)
                              Partner,  Pitney,  Hardin, Kipp & Szuch, law firm;
                              Director  or  Trustee,   the  Seligman   Group  of
                              Investment Companies and Public Service Enterprise
                              Group,  public  utility.  Park  Avenue  at  Morris
                              County, P.O. Box 1945, Morristown, NJ 07962-1945


JAMES Q. RIORDAN              Trustee
     (69)
                              Director,   Various   Corporations;   Director  or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies;  The Houston Exploration  Company,  The
                              Brooklyn  Museum;  The Brooklyn Union Gas Company;
                              The Committee for Economic Development;  Dow Jones
                              &  Co.,  Inc.  and  Public  Broadcasting  Service;
                              formerly, Co-Chairman of the Policy Council of the
                              Tax  Foundation;  Director and President,  Bekaert
                              Corporation;   and  Director,   Tesoro   Petroleum
                              Companies,  Inc. 675 Third Avenue, Suite 3004, New
                              York, NY 10017

ROBERT L. SHAFER              Trustee
     (64)
                              Director,   Various   Corporations;   Director  or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies and USLIFE Corporation,  life insurance;
                              formerly,    Vice    President,    Pfizer    Inc.,
                              pharmaceuticals.  235 East 42nd Street,  New York,
                              NY 10017

JAMES N. WHITSON              Trustee
    (61)
                              Executive Vice President,  Chief Operating Officer
                              and Director, Sammons Enterprises,  Inc.; Director
                              or  Trustee,  the  Seligman  Group  of  Investment
                              Companies;  Red Man Pipe and  Supply  Company  and
                              C-SPAN.  300 Crescent Court, Suite 700, Dallas, TX
                              75202

THOMAS G. MOLES               Vice President and Senior Portfolio Manager
     (53)
                              Director and Managing  Director,  (formerly,  Vice
                              President and Portfolio Manager), J. & W. Seligman
                              &  Co.   Incorporated,   investment  managers  and
                              advisers;  Vice  President and Portfolio  Manager,
                              three other open-end  investment  companies in the
                              Seligman  Family of Mutual  Funds;  President  and
                              Portfolio  Manager,   Seligman  Quality  Municipal
                              Fund,  Inc. and Seligman  Select  Municipal  Fund,
                              Inc., closed-end  investment companies;  Director,
                              Seligman Financial Services, Inc.,  broker/dealer;
                              Seligman Services, Inc., broker/dealer;  formerly,
                              Director,      Seligman     Securities,      Inc.,
                              broker/dealer; and J. & W. Seligman Trust Company, trust company.

LAWRENCE P. VOGEL             Vice President
     (40)
                              Senior Vice President, Finance, J. & W. Seligman &
                              Co.   Incorporated,    investment   managers   and
                              advisors;   Seligman  Financial  Services,   Inc.,
                              broker/dealer;   and  Seligman   Advisors,   Inc.,
                              advisers  and  Seligman  Data  Corp.,  shareholder
                              service agent; Vice President,  the Seligman Group
                              of  Investment  Companies  and Seligman  Services,
                              Inc.,   broker/dealer  and;  Treasurer,   Seligman
                              Holdings,   Inc.,  holding  company  and  Seligman
                              Henderson  Co.,  advisers;  formerly,  Senior Vice
                              President,      Seligman     Securities,     Inc.,
                              broker/dealer;  and Senior Vice President, J. & W.
                              Seligman Trust Company, trust company.

FRANK J. NASTA                Secretary
         (32)
                              Senior  Vice  President,  Law and  Regulation  and
                              Corporate  Secretary,  J.  &  W.  Seligman  &  Co.
                              Incorporated, investment managers and advisors and
                              Seligman Advisors, Inc., advisors;  Secretary, the
                              Seligman Group of Investment  Companies,  Seligman
                              Financial Services, Inc., broker/dealer;  Seligman
                              Henderson Co., advisors;  Seligman Services, Inc.,
                              broker/dealer;    and    Seligman    Data   Corp.,
                              shareholder service agent; formerly, Secretary, J.
                              & W. Seligman Trust Company, trust company; and attorney, Seward & Kissel, law firm.

THOMAS G. ROSE                Treasurer
     (39)
                              Treasurer,   the  Seligman   Group  of  Investment
                              Companies  and  Seligman  Data Corp.,  shareholder
                              service  agent;  formerly,   Treasurer,   American
                              Investors   Advisors,   Inc.   and  the   American
                              Investors Family of Funds.


               The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Series for which no market valuation is available and to elect or appoint officers of the Trust to serve until the next meeting of the Board.

                               Compensation Table

                                                                                 Pension or           Total Compensation
                                                       Aggregate            Retirement Benefits         from Trust and
            Name and                                 Compensation           Accrued as part of         Fund Complex Paid
    Position with Registrant                         from Trust(1)             Fund Expenses            to Trustees (2)
    ------------------------                         -------------             -------------            ---------------


   William C. Morris, Trustee and Chairman               N/A                       N/A                         N/A
   Brian T. Zino, Trustee and President                  N/A                       N/A                         N/A
   Ronald T. Schroeder, Trustee                          N/A                       N/A                         N/A
   Fred E. Brown, Trustee                                N/A                       N/A                         N/A
   John R. Galvin, Trustee                          $  2,605.42                    N/A                     $65,000.00
   Alice S. Ilchman, Trustee                           2,641.14                    N/A                      66,000.00
   Frank A. McPherson, Trustee                         2,641.14                    N/A                      66,000.00
   John E. Merow, Trustee                              2,641.14(d)                 N/A                      66,000.00(d)
   Betsy S. Michel, Trustee                            2,641.14                    N/A                      66,000.00
   James C. Pitney, Trustee                            2,605.42                    N/A                      65,000.00

                                                                                 Pension or           Total Compensation
                                                       Aggregate            Retirement Benefits         from Trust and
            Name and                                 Compensation           Accrued as part of         Fund Complex Paid
    Position with Registrant                         from Trust(1)             Fund Expenses            to Trustees (2)
    ------------------------                         -------------             -------------            ---------------


   James Q. Riordan, Trustee                           2,641.14                    N/A                      66,000.00
   Robert L. Shafer, Trustee                           2,641.14                    N/A                      66,000.00
   James N. Whitson, Trustee                           2,641.14(d)                 N/A                      66,000.00(d)

(1) Based on remuneration received by Trustees for the Trust's four Series for the fiscal year ended September 30, 1996.


(2) As defined in the Prospectus, the Seligman Group of Investment Companies consists of seventeen investment companies.


(d) Deferred. The total amounts of deferred compensation (including interest) payable in respect of the Trust to Messrs. Merow and Whitson as of September 30, 1996 were $36,481 and $10,407, respectively. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $26,741 as of September 30, 1996.

     The Trust has a compensation arrangement under which outside trustees may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the Trustees' fees and expenses, and the accumulated balance thereof at September 30, 1996, of $73,629 is included in "Liabilities" in the Trust's financial statements.


     Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies in the Seligman Group.


     The Trustees and officers of the Trust as a group owned less than 1% of the Class A shares of the High-Yield Series at January 10, 1997. No Trustees or officers owned any Class A shares of the Quality Series or Class D shares of either Series at that date.

                             MANAGEMENT AND EXPENSES

     Under the Management Agreements, each dated December 29, 1988, subject to the control of the Trustees, the Manager manages the investment of the assets of each Series, including making purchases and sales of portfolio securities consistent with the Series' investment objectives and policies, and administers its business and other affairs. The Manager provides the Trust with such office space, administrative and other services and executive and other personnel as are necessary for Trust operations. The Manager pays all of the compensation of Trustees of the Trust who are employees or consultants of the Manager and the officers and employees of the Trust. The Manager also provides senior management for Seligman Data Corp., the Trust's shareholder service agent. The Manager is entitled to receive a management fee from each of the Series calculated daily and payable monthly equal to 0.50% of each Series' average daily net assets on an annual basis. The chart below indicates the management fees paid by each Series as well as the percentage such fee represents of each Series' respective average daily net assets for the fiscal years ended September 30, 1996, 1995 and 1994.



                                                      % of Average                      Management
                                                    Daily Net Assets                       Fee Paid
                                                    ----------------                       --------
High-Yield Series
      Year Ended 9/30/96                                   .50%                         $  252,643
      Year Ended 9/30/95                                   .50                             241,396
      Year Ended 9/30/94                                   .50                             248,761

Quality Series
      Year Ended 9/30/96                                   .50%                         $  483,123
      Year Ended 9/30/95                                   .50                             483,174
      Year Ended 9/30/94                                   .50                             532,542

     The Trust pays all its expenses other than those assumed by the Manager including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses of qualifying the Trust and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees of the Trust not employed by or serving as a Trustee of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Trust's expenses are allocated between the Series in a manner determined by the Trustees to be fair and equitable.

     Each Series' Management Agreement was unanimously approved by the Trustees at a Meeting held on October 11, 1988 and was approved by the shareholders of each Series at a meeting held on December 15, 1988. Each Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Series and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if the Manager shall not have notified the Series at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. A Management Agreement may be terminated by a Series, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix B for further history of the Manager.

     Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

     The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

     Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN


     An Administration, Shareholder Services and Distribution Plan (the "Plan") for the Series is in effect under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

     The Plan was approved on July 16, 1992 by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the
"Qualified Trustees") and was approved by shareholders of each Series at a Special Meeting of Shareholders held on November 23, 1992. The Plan became effective on January 1, 1993 and will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The Plan may not be amended to increase materially the amounts payable to Service Organizations without the approval of a majority of the outstanding voting securities of the Series and no material amendment to the Plan may be made except by a majority of both the Trustees and Qualified Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

                             PORTFOLIO TRANSACTIONS

     No brokerage commissions were paid by either Series during the fiscal years ended September 30, 1994, 1995 or 1996. When two or more Series of the Trust or two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions already obtainable or saleable.


                    PURCHASE AND REDEMPTION OF SERIES SHARES

     The High-Yield Series and Quality Series each issues two classes of shares:
Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on certain redemptions within one year of purchase. See "Alternative Distribution System," "Purchase Of Shares," and "Redemption Of Shares" in the Series' Prospectus.

Specimen Price Make-Up


     Under the current distribution arrangements between the Trust and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using each Series' net asset value at September 30, 1996, the maximum offering price of a Series' shares is as follows:

                                HIGH-YIELD SERIES

     Class A

     Net asset value per share.......................................... $ 6.50

     Maximum sales load (4.75% of offering price).......................     .32
                                                                         -------

     Maximum offering price per share................................... $ 6.82
                                                                         ======

     Class D

     Net asset value and maximum offering price per share*.............. $ 6.51
                                                                         ======

                                 QUALITY SERIES
     Class A

     Net asset value per share.......................................... $ 6.75

     Maximum sales load (4.75% of offering price).......................     .34
                                                                         -------

     Maximum offering price per share................................... $ 7.09
                                                                         ======

     Class D

     Net asset value and maximum offering price per share*.............. $ 6.74
                                                                         ======
----------

* Class D shares are subject to a CDSL of 1% on certain redemptions within one year of purchase. Class A shares purchased at net asset value due to the size of the purchase are subject to a CDSL of 1% on redemptions within eighteen months of purchase of such shares. See "Redemption Of Shares" in the Prospectus.

Class A Shares - Reduced Initial Sales Loads

Reductions Available. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

     Volume Discounts are provided if the total amount being invested in Class A shares of the High-Yield Series and Quality Series alone, the other series of the Trust or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectuses.

     The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of High-Yield Series and Quality Series, the other series of the Trust, Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman Municipal Fund Series, Seligman New Jersey Municipal Fund or Seligman Pennsylvania Municipal Fund Series that were sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectuses. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another mutual fund in the Seligman Group on which there is an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by an investor or a dealer of the amount owned at the time a purchase is made and is furnished sufficient information to permit confirmation.

     A Letter of Intent allows an investor to purchase Class A shares of the High-Yield Series and Quality Series over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other series of the Trust, Seligman Capital Fund, Seligman
Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman Municipal Fund Series, Seligman New Jersey Municipal Fund and Seligman Pennsylvania Municipal Fund Series already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions - Letter of Intent" in the Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Prospectus or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

Persons Entitled to Reductions. Reductions in sales loads apply to purchases of Class A shares of each Series by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), tax-exempt organizations under Section 501 (c)(3) or
(13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:


1. Employees must authorize the employer, if requested by the Series', to receive in bulk and to distribute to each participant on a timely basis the Series' prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Series 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that each Series may sell shares at net asset value to "eligible employee benefit plans," which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Trust's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

Further Types of Reductions. Class A shares of each Series may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Series, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI, to shareholders of mutual funds with investment objectives similar to the Series' who purchase shares with redemption proceeds of such funds and to certain unit investment trusts as described in the Series' Prospectus.

     Class A shares of the High-Yield Series and Quality Series may be sold at net asset value to present and retired Trustees, directors, officers, employees (and family members, as defined in the Prospectus) of the Trust, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Series.


     Class A shares of the Series' may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Payment in Securities. In addition to cash, each Series may accept securities in payment for Series shares sold at the applicable public offering price. Generally, a Series will only consider accepting securities (1) to increase its holdings in a portfolio security of the Series, or (2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that each Series would not accept securities with a value of less than $100,000 per issue in payment for shares. A Series may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice. The Series have no present intention of accepting securities in payment for shares.


More About Redemptions. The procedures for redemption of the Series' shares under ordinary circumstances are set forth in the Prospectus. Whether shares are redeemed pursuant to the Regular or the Expedited Redemption Service (less than $1,000), a check for the proceeds ordinarily will be sent within seven calendar days following redemption. Payment may be made in securities, or postponed, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted ing on, the New York Stock Exchange, during periods of emergency, or during such other periods as ordered by the Securities and Exchange Commission. If payment were to be made in securities, shareholders receiving securities could incur certain transaction costs. The Trust will not accept orders from securities dealers for the repurchase of shares.


                              DISTRIBUTION SERVICES


     SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Trust and of the other mutual funds in the Seligman Group. As general distributor of the Trust's shares of beneficial interest, SFSI allows commissions to all dealers of up to 4.25% on purchases of Class A shares of the Series to which the 4.75% sales load applies. SFSI receives the balance of sales loads and any CDSL, if applicable, paid by investors. The Trust and SFSI are parties to a Distributing Agreement dated January 1, 1993.

     The total sales loads paid by shareholders of the High-Yield Series and the Quality Series for the fiscal year ended September 30, 1996 amounted to $114,640 and $118,847, respectively, with allowance of $100,612 and $104,653, respectively, as commissions to dealers; for the year ended September 30, 1995 amounted to $103,824 and $136,990, respectively, with allowance of $91,517 and $120,277, respectively, as commissions to dealers; and for the fiscal year ended September 30, 1994, amounted to $108,269 and $286,406, respectively, with allowance of $95,408 and $251,128, respectively, as commissions to dealers. For the fiscal years ended September 30, 1996 and 1995 and for the period February 1, 1994 through September 30, 1994, SFSI retained CDSL charges of $443, $288 and $491, respectively, for the High-Yield Series. For the years ended September 30, 1996 and 1995 and for the period February 1, 1994 through September 30, 1994, SFSI retained CDSL charges of $526, $399 and $152, respectively, for the Quality Series.

     Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995, SSI received commissions of $500 from sales of both Series and received distribution and service fees of $1,606 with respect to both Series. For the year ended September 30, 1996, SSI received commissions of $28 from sales of the High-Yield Series and $2,241 from sales of the Quality Series. SSI also received distribution and services fees of $1,592 with respect to the High-Yield Series and $2,753 with respect to the Quality Series.


                                      TAXES

     Under the Tax Reform Act of 1986, as amended, each Series of the Trust will be treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Series.


     Each Series intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code and thus to be relieved of federal income tax on amounts distributed to shareholders; provided that it distributes at least 90% of its net investment income and net short-term capital gains, if any.


     Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (a) at least 90% of the annual gross income of the Series be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) the Series derive less than 30% of its gross annual income from gains from the sale or other disposition of stocks, securities and certain other assets held for less than three months; and (c) the Series diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Series assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).


                                    VALUATION

     The net asset value per share of each class of a Series Trust is determined as of the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open. The Trust and the NYSE are currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing that class' share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class D shares of a Series will generally be lower than the net asset value of Class A shares of such Series as a result of the higher distribution fee with respect to Class D shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

     The High-Yield and Quality Series municipal securities are valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, in accordance with fair value as determined in accordance with procedures approved by the Trustees. Short-term notes having remaining maturities of 60 days or less are generally valued at amortized cost.

     Generally, trading in certain securities such as municipal securities, corporate bonds, U.S. Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Series' shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Series' net asset value. If events materially affecting the value of such securities occur during such period, then these securities and other assets will be valued at their fair market value as determined in good faith by the Trustees.

                             PERFORMANCE INFORMATION

     The annualized yield for the Class A shares of the High-Yield Series and the Quality Series for the 30-day period ended September 30, 1996 was 4.95% and 4.64%, respectively. The annualized yield was computed by dividing the Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1996, which was the last day of this period. The average number of Class A shares of the High-Yield Series and Quality Series was 7,761,105 and 14,114,908, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus.

     The tax equivalent annualized yields for the Class A shares of the High-Yield Series and the Quality Series for the 30-day period ended September 30, 1996 were 9.03% and 8.47%, respectively. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 45.22% (45.22% being the assumed maximum combined federal and state income tax rate for individual taxpayers that are subject to California personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the maximum federal income tax rate). These two calculations were then added to the portion of the yield, if any, that was not attributable to securities, the income of which was not tax exempt.


     The average annual total returns for the one-year period ended September 30, 1996 for the Class A shares of the High-Yield Series and the Quality Series were 1.47% and 1.95%, respectively; for the five-year period ended September 30, 1996 were 6.00% and 5.92%, respectively; and for the ten-year period ended September 30, 1996 were 7.00% and 6.87%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions paid by a Series over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, five-year period and ten-year period of the Series, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     The annualized yields for the 30-day period ended September 30, 1996 or the Class D shares of the High-Yield Series and Quality Series were 4.29% and 3.97%, respectively. The annualized yield was computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1996, which was the last day of this period. The average number of Class D shares were: High-Yield-293,042, and Quality-205,861 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

     The tax equivalent annualized yields for the 30-day period ended September 30, 1996 for the Class D shares of the High-Yield Series and Quality Series were 7.82% and 7.24%, respectively. The tax equivalent annualized yield was computed as discussed above for Class A shares.

     The average annual total returns for the Class D shares of the High-Yield Series and the Quality Series for the one-year period ended September 30, 1996 were 4.53% and 5.20%, respectively, and since inception through the period ended September 30, 1996 were 3.97% and 2.60%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Series and that all of the dividends and distributions by the Series' Class D shares over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable .

    The tables below illustrate the total returns on a $1,000 investment in Class A shares of each of the Series for the ten years ended September 30, 1996, and in the Class D shares of each of the Series from the commencement of operations through September 30, 1996, assuming investment of all dividends and capital gain distributions.

                                 CLASS A SHARES

                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions        Dividends          Investment2        Return1,3
-------           ------------          -------------        ---------          -----------        ---------
HIGH-YIELD
9/30/87                840                     33                65                 938
9/30/88                887                     46               143               1,076
9/30/89                900                     57               223               1,180
9/30/90                874                     75               296               1,245
9/30/91                919                     80               402               1,401
9/30/92                941                     84               502               1,527
9/30/93                952                    132               606               1,690
9/30/94                891                    144               662               1,697
9/30/95                915                    148               784               1,847
9/30/96                919                    155               893               1,967              96.71%


                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions        Dividends          Investment2        Return1,3
-------           ------------          -------------        ---------          -----------        ---------
QUALITY
9/30/87                 850                     16                61                 927
9/30/88                 890                     37               133               1,060
9/30/89                 915                     39               211               1,165
9/30/90                 880                     58               276               1,214
9/30/91                 941                     69               378               1,388
9/30/92                 969                     75               477               1,521
9/30/93               1,030                    106               597               1,733
9/30/94                 904                    128               606               1,638
9/30/95                 941                    150               725               1,816
9/30/96                 955                    155               833               1,943            94.31%



                                 CLASS D SHARES

                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions        Dividends          Investment2        Return1,3
-------           ------------          -------------        ---------          -----------        ---------


HIGH-YIELD
9/30/94              $  946                   $  -             $  29              $  975
9/30/95                 972                      -                79               1,051
9/30/96                 976                      4               129               1,109           10.93%
QUALITY
9/30/94                 895                      -                25                 920
9/30/95                 930                     10                68               1,008
9/30/96                 945                     12               114               1,071            7.09%

1 For the ten-year period ended September 30, 1996 for Class A shares; and from commencement of operations of Class D shares on February 1, 1994.


2    The "Value of Initial  Investment"  as of the date  indicated  reflects the effect of the maximum sales load, assumes that all dividends and capital gain distributions were taken in cash and reflects the effect of the maximum sales load and changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" assumes investment of all dividends and capital gain distributions.

3 Total return for each Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSL, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

     A Series' Class A total return and average annual total return quoted does not reflect the deduction of the administration, shareholder services and distribution fee for period prior to January 1, 1993, which fee if reflected would reduce the performance quoted.

                               GENERAL INFORMATION

     The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

     As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code of 1986, as amended, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

     The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.


                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS
                       IN CALIFORNIA MUNICIPAL SECURITIES

     The following information as to certain California considerations is given to investors in view of the Fund's policy of investing primarily in securities of California issuers. Such information is derived from sources that are generally available to investors and is believed by the Manager to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.

     California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. The State's July 1, 1995 population of 32.1 million represents over 12 percent of the total United States population, with total employment over 14 million.

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the Bonds or other voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation", with respect to the State, are authorizations to spend "proceeds of taxes", which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service", but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes", such as reasonable user charges or fees and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels and appropriation of certain special taxes imposed by initiative (e.g. cigarettes and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to local school and community college ("K-14") districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     For the 1995-96 Fiscal Year, the State Appropriations Limit and the Appropriations Subject to Limit were estimated to be $39.3 and $32.8 billion, respectively, resulting in an amount under the limit of approximately $6.4 billion. For the 1996-97 Fiscal Year, the State Appropriations Limit and Appropriations Subject to Limit are estimated to be $42.0 and $34.9 billion, respectively, resulting in an amount under the limit of approximately $7.0 billion.

Proposition 98

     On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act". Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by two-thirds vote of both houses and with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools. The 1996-97 Budget Act projects Proposition 98 funding will increase by about $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels.

Fiscal Years Prior to 1995-96

     The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. A recession began in mid-1990, which severely affected State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The
State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs--K-14 education, health, welfare and corrections--were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

     As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 Fiscal Year budget), and various one-time adjustments and accounting changes.

     Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

     During the past several fiscal years, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year. The last and largest of these borrowings was $40 billion of Revenue Anticipation Warrants issued in July, 1994 and maturing on April 25, 1996.

1995-96 Fiscal Year

     With strengthening revenues and reduced caseload growth based on an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and the Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projected that, after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

     The Department of Finance's May Revision to the 1996-97 Governor's Budget, released on May 21, 1996 (the "May Revision"), updated the projections for the 1995-96 Fiscal Year, so that revenues and transfers were estimated to be $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs, both of which the Administration had counted on to allow reductions in State costs. The Special Fund for Economic Uncertainties was projected to have a small negative balance of about $70 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. The Department also estimated that on June 30, 1996, available internal borrowable resources (available cash, after payment of all obligations due) would be about $4 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of Revenue Anticipation Notes during the fiscal year, which matured on June 28, 1996.

     The following were the principal features of the 1995-96 Budget Act:

     1. Proposition 98 funding for schools and community colleges was budgeted to increase by about $1.0 billion (General Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 ADA) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full
2.7 percent cost of living allowance was funded. The budget compromise anticipated a settlement of the CTA v. Gould litigation.

     2. Proposed cuts in health and welfare costs totaling about $0.9 billion. Some of these cuts (totaling about $500 million) required federal legislative or administrative approval, which has not yet been received. In 1995-96, approximately $220 million in cuts were made.

     3. A 5.1 percent increase in funding for the University of California ($106 million General Fund) and the California State University system ($97 million General Fund), with no increases in student fees.

     4. The Budget, as updated by the 1996-97 Governor's Budget dated January 10, 1996, assumed receipt of $494 million in new federal aid for incarceration and health care costs of illegal immigrants, above commitments already made by the federal government. Only $31 million of this total was actually received in 1995-96.

     5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

Current State Budget

     The discussion below of the 1996-97 Fiscal Year budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

1996-97 Fiscal Year

Background

     The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. Although an expected strong economy would generate larger revenue growth, the Governor proposed two major initiatives, a 15% personal and corporate income tax cut and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

     The May Revision of the Governor's Budget, released on May 21, 1996 ("May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

1996-97 Budget Act

     The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

     Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year will be an estimated $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

     Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

     The following are principal features of the 1996-97 Budget Act:

     1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called per ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

     Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

     2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform" below.

     3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

     4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

     5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

     6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

     The Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

     Federal Welfare Reform - Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

     The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97 for the provisions of the Law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in P. 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

     A preliminary analysis of the Law by the Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid, provided more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

Litigation

     Certain litigation is pending against California or its officer or employees that, if decided adversely, could require the State to make significant future expenditures or could impair future revenue sources. Among the more significant of these cases are those that involve: (i) liability stemming from the Yuba River flood litigation which could range from $800 million to $1.5 billion; (ii) the 2.3 percent reduction in AFDC payments included in the 1994-95 Budget Act; (iii) the question of whether the United States Department of Health and Human Services violated the Administrative Procedures Act in granting the State a waiver from complying with requirements for state participation in the Medicaid program; (iv) lawsuits seeking reimbursement for alleged state-mandated costs for special education programs for handicapped students with potential liability of over $1 billion; (v) two lawsuits related to contamination at the Stringfellow toxic waste site; (vi) challenges to the transfer of monies from Special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991 - 1995;
(vii) challenges to the amendment of statutes prescribing specific percentages of tobacco tax revenues to be placed in accounts to be used for health education, research programs and medical treatment programs; (viii) a challenge to the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System in Fiscal year 1992 - 1993; and (ix) prison inmate entitlement claims to minimum wages under the Fair Labor Standard Act (the "FLSA") while working for the Prison Industry Authority.

Orange County Bankruptcy

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

     The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

                              FINANCIAL STATEMENTS


     The Annual Report to Shareholders for the fiscal year ended September 30, 1996 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments of each of the Series as of September 30, 1996, as well as certain other financial information as of that date. The Annual Report will be furnished, without charge, to investors who request copies of the Series' Statement of Additional Information.

                                   APPENDIX A


Moody's Investors Service, Inc. ("Moody's")
Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


Municipal Notes

     Moody's ratings for Municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation ("S&P")


Municipal Bonds

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.


     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes


     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D:   Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o    Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.


 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund and Seligman Quality Municipal Fund, two closed-end funds that invest in high quality municipal bonds.
o In 1991 establishes a joint venture with Henderson Administration Group plc, of London, known as Seligman Henderson Co., to offer global investment products. o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1997
                        SELIGMAN FLORIDA MUNICIPAL SERIES
                                 100 Park Avenue
                              New York, N.Y. 10017
                     New York City Telephone (212) 850-1864
                              Toll-Free Telephone:
                 (800) 221-2450 - all continental United States

     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Florida Municipal Series (the "Fund"), dated February 1, 1997. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

     The Fund offers two classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% if redeemed within one year.


     Each share of Class A and Class D represents an identical legal interest in the investment portfolio of the Fund and has the same rights except for certain class expenses and except that Class D shares bear a higher distribution fee that generally will cause the Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A and Class D shares have identical legal rights, the different expenses borne by each Class will result in different dividends. The two classes also have different exchange privileges.

                                TABLE OF CONTENTS

                                                                            Page


Seligman Florida Municipal Series ..........................................   2
Investment Objective, Policies
 And Risks ................................................................    2
Investment Limitations ....................................................    5
Trustees And Officers .....................................................    6
Management And Expenses ...................................................   11
Administration, Shareholder Services
 And Distribution Plan ....................................................   12
Portfolio Transactions ....................................................   12
Purchase And Redemption Of Fund Shares ....................................   12
Distribution Services .....................................................   15
Taxes .....................................................................   15
Valuation .................................................................   16
Performance Information ...................................................   16
General Information .......................................................   18
Risk Factors Regarding Investments
 In Florida Municipal Securities ..........................................   19
Financial Statements ......................................................   21
Appendix A ................................................................   22
Appendix B ................................................................   25


TEB1A

                        SELIGMAN FLORIDA MUNICIPAL SERIES


     The Fund is a series of Seligman Municipal Series Trust (the "Trust"), a non-diversified open-end management investment company, or mutual fund, organized as an unincorporated business trust under the laws of Massachusetts that commenced operations in 1984.


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The Fund seeks to provide high income exempt from regular federal income taxes consistent with preservation of capital. The Fund also invests with consideration given to capital gain.

     The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of investment are within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1 for commercial paper) or Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1 - SP-2 for notes; A-1+, A-1/A-2 for commercial paper). Municipal securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities which are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Manager will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

     Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.


     A description of the rating categories is contained in Appendix A to this Statement.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.


Florida Municipal Securities. Florida Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of Florida, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax. See "Florida Municipal Securities" in the Prospectus.

     Under the Investment Company Act of 1940 (the "1940 Act"), the identification of the issuer of municipal bonds, notes or commercial paper depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue". General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:


     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan notes, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan notes.


     Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

When-Issued Securities. The Fund may purchase municipal securities on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase a municipal security on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

     Municipal securities purchased on a when-issued basis and the securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.


     A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Custodian and marked to market daily, with additional cash or liquid debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a potential for the realization of capital gain, which is not exempt from taxes.

Floating Rate and Variable Rate Securities. The Fund may purchase floating rate and variable rate securities, including participation interests therein. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that the Fund can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the Fund paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the standards set forth with respect to taxable investments on page 5.

Stand-By Commitments. Under a stand-by commitment, the Fund obligates a dealer to repurchase at the Fund's option specified securities at a specified price. The exercise of a stand-by commitment is subject to the ability of the dealer to make payment on demand. The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and not for trading purposes. Prior to investing in stand-by commitments the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will issue such an authorization.


     The price which the Fund would pay for municipal securities with stand-by commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone. The Fund will only purchase obligations with stand-by commitments from sellers the Manager deems creditworthy.


     Stand-by commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such stand-by commitment is carried as an unrealized loss from the time of purchase until it is exercised or expires. Stand-by commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities and the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of such a stand-by commitment, consider among other factors the creditworthiness of the writer of the stand-by commitment, the duration of the stand-by commitment, the dates on which or the periods during which the stand-by commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.


Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in Florida Municipal Securities the interest on which is exempt from regular federal tax. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions, if, in the judgment of the Manager, Florida Municipal Securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes invest in securities other than Florida Municipal Securities including those described under "Florida Municipal Securities" above that would otherwise meet the Fund's objectives.


     Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to regular federal, state or local income taxes, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemption of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by Standard & Poor's or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by Standard & Poor's or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover. Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities.


     The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 1994, 1995 and 1996, respectively, were 6.17%, 11.82% and 18.53% respectively. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.



                             INVESTMENT LIMITATIONS

     Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of the Fund, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;


- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;


- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

     As a matter of policy, with respect to 75% of the Fund's assets, no revenue bond will be purchased by the Fund if as a result of such purchase more than 5% of the Fund's assets would be invested in the securities of a single issuer. This policy is not fundamental and may be changed by the Trustees without shareholder approval.

     Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Trust or of a particular series of the Trust, such as the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or of a series or (2) 67% or more of the shares of the Trust or of a series present at a shareholders' meeting if more than 50% of the outstanding shares of the Trust or of a series are represented at the meeting in person or by proxy.

                              TRUSTEES AND OFFICERS

     Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*                      Trustee,  Chairman  of the Board,  Chief
         (58)                           Executive  Officer  and  Chairman of the
                                        Executive Committee

                                        Managing Director and Chairman,  J. & W.
                                        Seligman & Co. Incorporated,  investment
                                        managers  and  advisers;   and  Seligman
                                        Advisors,  Inc., advisers;  Chairman and
                                        Chief  Executive  Officer,  the Seligman
                                        Group of Investment Companies; Chairman,
                                        Seligman   Financial   Services,   Inc.,
                                        broker/dealer;  Seligman Holdings, Inc.,
                                        holding  company;   Seligman   Services,
                                        Inc., broker/dealer;  and Carbo Ceramics
                                        Inc.,  ceramic proppants for oil and gas
                                        industry;  Director or Trustee, Seligman
                                        Data Corp.,  shareholder  service agent;
                                        Kerr-McGee   Corporation,    diversified
                                        energy   company;   and  Sarah  Lawrence
                                        College;  and a Member  of the  Board of
                                        Governors  of  the  Investment   Company
                                        Institute;  formerly, President, J. & W.
                                        Seligman & Co.  Incorporated;  Chairman,
                                        Seligman Securities, Inc., broker/dealer
                                        and  J.  & W.  Seligman  Trust  Company,
                                        trust  company;  and  Director,   Daniel
                                        Industries, Inc., manufacturer of oil and gas metering equipment.


BRIAN T. ZINO*                          Trustee,  President  and  Member  of the
         (44)                           Executive Committee

                                        Director,    President    and   Managing
                                        Director,   J.  &  W.   Seligman  &  Co.
                                        Incorporated,  investment  managers  and
                                        advisers;  and Seligman Advisors,  Inc.,
                                        advisers;   Director  or  Trustee,   the
                                        Seligman Group of Investment  Companies;
                                        President   (with   the   exception   of
                                        Seligman  Quality  Municipal  Fund, Inc.
                                        and  Seligman  Select   Municipal  Fund,
                                        Inc.), and Director or Trustee, Seligman
                                        Group of Investment Companies; Chairman,
                                        Seligman Data Corp., shareholder service
                                        agent;   Director,   Seligman  Financial
                                        Services,  Inc.,  distributor;  Seligman
                                        Services,  Inc.,  broker/dealer;  Senior
                                        Vice President,  Seligman Henderson Co.,
                                        advisers;    formerly,    Director   and
                                        Secretary,  Chuo  Trust - JWS  Advisors,
                                        Inc., advisers;  and Director,  Seligman
                                        Securities, Inc., broker/dealer;  and J.
                                        &  W.  Seligman  Trust  Company,   trust
                                        company.

RONALD T. SCHROEDER*                    Trustee  and  Member  of  the  Executive
         (48)                           Committee

                                        Director,  Managing  Director  and Chief
                                        Investment Officer,  Institutional, J. &
                                        W.   Seligman   &   Co.    Incorporated,
                                        investment  managers and  advisers;  and
                                        Seligman   Advisors,   Inc.,   advisers;
                                        Director or Trustee,  the Seligman Group
                                        of   Investment   Companies;   Director,
                                        Seligman    Holdings,    Inc.,   holding
                                        company;  Seligman  Financial  Services,
                                        Inc., broker/dealer;  Seligman Henderson
                                        Co.,  advisers;  and Seligman  Services,
                                        Inc.,      broker/dealer;      formerly,
                                        President,   the   Seligman   Group   of
                                        Investment Companies, except of Seligman
                                        Quality   Municipal   Fund,   Inc.   and
                                        Seligman Select  Municipal  Fund,  Inc.;
                                        and  Director,  J. & W.  Seligman  Trust
                                        Company,  trust  company;  Seligman Data
                                        Corp.,  shareholder  service agent;  and
                                        Seligman        Securities,        Inc.,
                                        broker/dealer.

FRED E. BROWN*                          Trustee
         (83)
                                        Director   and   Consultant,   J.  &  W.
                                        Seligman & Co. Incorporated,  investment
                                        managers  and   advisers;   Director  or
                                        Trustee,    the   Seligman    Group   of
                                        Investment Companies; Seligman Financial
                                        Services, Inc., broker/dealer;  Seligman
                                        Services, Inc.,  broker/dealer;  Trudeau
                                        Institute,     non-profit     biomedical
                                        research   organization;   Lake   Placid
                                        Center    for   the    Arts,    cultural
                                        organization;  and Lake Placid Education
                                        Foundation,     education    foundation;
                                        formerly,  Director,  J.  & W.  Seligman
                                        Trust  Company,   trust   company;   and
                                        Seligman        Securities,        Inc.,
                                        broker/dealer.

JOHN R. GALVIN                          Trustee
         (67)
                                        Dean,   Fletcher   School   of  Law  and
                                        Diplomacy at Tufts University;  Director
                                        or  Trustee,   the  Seligman   Group  of
                                        Investment Companies; Chairman, American
                                        Council on  Germany;  a Governor  of the
                                        Center    for    Creative    Leadership;
                                        Director,  USLIFE,  insurance;  National
                                        Committee   on   U.S.-China   Relations,
                                        National   Defense    University;    the
                                        Institute for Defense Analysis; Raytheon
                                        Co.,   electronics;    and   Consultant,
                                        Thomson  CSF,   electronics;   formerly,
                                        Ambassador,   U.S.   State   Department;
                                        Distinguished  Policy  Analyst  at  Ohio
                                        State University and Olin  Distinguished
                                        Professor of National  Security  Studies
                                        at the United States  Military  Academy.
                                        From June,  1987 to June,  1992,  he was
                                        the Supreme Allied Commander, Europe and
                                        the  Commander-in-Chief,  United  States
                                        European   Command.
                                        Tufts   University,    Packard   Avenue,
                                        Medford, MA 02155

ALICE S. ILCHMAN                        Trustee
         (61)
                                        President,   Sarah   Lawrence   College;
                                        Director or Trustee,  the Seligman Group
                                        of Investment Companies;  Chairman,  The
                                        Rockefeller    Foundation,    charitable
                                        foundation;    and   Director,    NYNEX,
                                        telephone company; and the Committee for
                                        Economic Development; formerly, Trustee,
                                        The  Markle  Foundation,   philanthropic
                                        organization;        and       Director,
                                        International   Research   and  Exchange
                                        Board,  intellectual  exchanges.
                                        Sarah Lawrence College,  Bronxville, New
                                        York 10708

FRANK A. McPHERSON                      Trustee
         (63)
                                        Chairman   of  the   Board   and   Chief
                                        Executive      Officer,       Kerr-McGee
                                        Corporation,   energy   and   chemicals;
                                        Director or Trustee,  the Seligman Group
                                        of  Investment  Companies;  Director  of
                                        Kimberly-Clark   Corporation,   consumer
                                        products,   Bank  of  Oklahoma   Holding
                                        Company,  American Petroleum  Institute,
                                        Oklahoma   City   Chamber  of  Commerce,
                                        Baptist Medical Center, Oklahoma Chapter
                                        of  the  Nature  Conservancy,   Oklahoma
                                        Medical  Research  Foundation and United
                                        Way Advisory Board; Chairman of Oklahoma
                                        City  Public  Schools  Foundation;   and
                                        Member of the Business Roundtable and National Petroleum Council.
                                        123  Robert  S.  Kerr  Avenue,  Oklahoma
                                        City, OK 73102

JOHN E. MEROW*                          Trustee
         (67)
                                        Chairman and Senior Partner,  Sullivan &
                                        Cromwell, law firm; Director or Trustee,
                                        the   Seligman   Group   of   Investment
                                        Companies;  Municipal Art Society of New
                                        York; Commonwealth Aluminum Corporation,
                                        the  U.S.   Council  for   International
                                        Business   and  the   U.S.-New   Zealand
                                        Council;  Chairman,  American Australian
                                        Association;  Member of the American Law
                                        Institute   and   Council   on   Foreign
                                        Relations;  and  Member  of the Board of
                                        Governors of Foreign Policy  Association
                                        and New York Hospital.
                                        125 Broad Street, New York, NY  10004

BETSY S. MICHEL                         Trustee
         (54)
                                        Attorney;   Director  or  Trustee,   the
                                        Seligman  Group of Investment  Companies
                                        and   Trustee,    Geraldine   R.   Dodge
                                        Foundation,    charitable    foundation;
                                        Chairman of the Board of Trustees of St.
                                        George's School (Newport, RI); formerly,
                                        Director,    National   Association   of
                                        Independent  Schools  (Washington,  DC),
                                        education.
                                        St.   Bernard's   Road,  P.O.  Box  449,
                                        Gladstone, NJ 07934


JAMES C. PITNEY                         Trustee
         (69)
                                        Partner,  Pitney,  Hardin, Kipp & Szuch,
                                        law  firm;  Director  or  Trustee,   the
                                        Seligman Group of Investment Companies and Public Service Enterprise Group, public utility.
                                        Park Avenue at Morris  County,  P.O. Box
                                        1945, Morristown, NJ 07962-1945

JAMES Q. RIORDAN                        Trustee
         (69)
                                        Director, Various Corporations; Director
                                        or  Trustee,   the  Seligman   Group  of
                                        Investment   Companies;    The   Houston
                                        Exploration    Company;   The   Brooklyn
                                        Museum;  The Brooklyn Union Gas Company;
                                        The Committee for Economic  Development;
                                        Dow  Jones  &  Co.,   Inc.   and  Public
                                        Broadcasting     Service;      formerly,
                                        Co-Chairman of the Policy Council of the
                                        Tax Foundation;  Director and President,
                                        Bekaert   Corporation;   and   Director,
                                        Tesoro  Petroleum  Companies,  Inc.
                                        675 Third Avenue,  Suite 3004, New York,
                                        NY 10017

ROBERT L. SHAFER                        Trustee
         (64)
                                        Director, Various Corporations; Director
                                        or  Trustee,   the  Seligman   Group  of
                                        Investment    Companies    and    USLIFE
                                        Corporation,  life insurance;  formerly,
                                        Vice     President,     Pfizer     Inc.,
                                        pharmaceuticals.
                                        235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON                        Trustee
         (61)
                                        Executive    Vice    President,    Chief
                                        Operating Officer and Director,  Sammons
                                        Enterprises,  Inc.; Director or Trustee,
                                        the   Seligman   Group   of   Investment
                                        Companies;   Red  Man  Pipe  and  Supply
                                        Company and C-SPAN.
                                        300 Crescent Court,  Suite 700,  Dallas,
                                        TX 75202

THOMAS G. MOLES                         Vice   President  and  Senior  Portfolio
         (53)                           Manager

                                        Director, Managing Director,  (formerly,
                                        Vice  President and Portfolio  Manager),
                                        J.  & W.  Seligman  & Co.  Incorporated,
                                        investment  managers and advisers;  Vice
                                        President and Portfolio  Manager,  three
                                        other open-end  investment  companies in
                                        the  Seligman  Family of  Mutual  Funds;
                                        President   and    Portfolio    Manager,
                                        Seligman  Quality  Municipal  Fund, Inc.
                                        and  Seligman  Select   Municipal  Fund,
                                        Inc.,  closed-end  investment companies;
                                        Director,  Seligman Financial  Services,
                                        Inc., broker/dealer;  Seligman Services,
                                        Inc., broker/dealer; formerly, Director,
                                        Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company.

LAWRENCE P. VOGEL                       Vice President
         (40)
                                        Senior Vice President,  Finance, J. & W.
                                        Seligman & Co. Incorporated,  investment
                                        managers    and    advisers;    Seligman
                                        Financial Services, Inc., broker/dealer;
                                        Seligman  Advisors,  Inc.,  advisers and
                                        Seligman Data Corp., shareholder service
                                        agent;  Vice  President,   the  Seligman
                                        Group  of   Investment   Companies   and
                                        Seligman Services,  Inc.  broker/dealer;
                                        and Treasurer,  Seligman Holdings, Inc.,
                                        holding  company and Seligman  Henderson
                                        Co.,  advisers;  formerly,  Senior  Vice
                                        President,  Seligman  Securities,  Inc.,
                                        broker/dealer;     and    Senior    Vice
                                        President,   J.  &  W.  Seligman   Trust
                                        Company, trust company.

FRANK J. NASTA                          Secretary
         (32)
                                        Senior   Vice    President,    Law   and
                                        Regulation and Corporate Secretary, J. &
                                        W.   Seligman   &   Co.    Incorporated,
                                        investment  managers  and  advisers  and
                                        Seligman   Advisors,   Inc.,   advisers;
                                        Secretary,   the   Seligman   Group   of
                                        Investment Companies, Seligman Financial
                                        Services,  Inc.; Seligman Henderson Co.,
                                        advisers;   Seligman   Services,   Inc.,
                                        broker/dealer;  and Seligman Data Corp.,
                                        shareholder  service  agent;   formerly,
                                        Secretary,   J.  &  W.  Seligman   Trust
                                        Company,  trust  company;  and attorney,
                                        Seward & Kissel, law firm.

THOMAS G. ROSE                          Treasurer
         (39)
                                        Treasurer,   the   Seligman   Group   of
                                        Investment  Companies  and Seligman Data
                                        Corp.,    shareholder   service   agent;
                                        formerly,  Treasurer, American Investors
                                        Advisors,    Inc.   and   the   American
                                        Investors Family of Funds.


     The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                                               Compensation Table

                                                                                Pension or         Total Compensation
                                                    Aggregate            Retirement Benefits         from Trust and
         Name and                                 Compensation           Accrued as part of         Fund Complex Paid
 Position with Registrant                        from Trust (1)             Fund Expenses            to Trustees (2)
 ------------------------                        --------------             -------------            ---------------
William C. Morris, Trustee and Chairman               N/A                       N/A                         N/A
Brian T. Zino, Trustee and President                  N/A                       N/A                         N/A
Ronald T. Schroeder, Trustee                          N/A                       N/A                         N/A
Fred E. Brown, Trustee                                N/A                       N/A                         N/A
John R. Galvin, Trustee                            $2,605.42                    N/A                     $65,000.00
Alice S. Ilchman, Trustee                           2,641.14                    N/A                      66,000.00
Frank A. McPherson, Trustee                         2,641.14                    N/A                      66,000.00
John E. Merow, Trustee                              2,641.14(d)                 N/A                      66,000.00(d)
Betsy S. Michel, Trustee                            2,641.14                    N/A                      66,000.00
James C. Pitney, Trustee                            2,605.42                    N/A                      65,000.00
James Q. Riordan, Trustee                           2,641.14                    N/A                      66,000.00
Robert L. Shafer, Trustee                           2,641.14                    N/A                      66,000.00
James N. Whitson, Trustee                           2,641.14(d)                 N/A                      66,000.00(d)

(1) Based on remuneration received by Trustees for the Trust's four series for the fiscal year ended September 30, 1996.

(2) As defined in the Prospectus, the Seligman Group of Investment Companies consists of seventeen investment companies.

(d) Deferred. The total amounts of deferred compensation (including interest) payable in respect of the Trust to Messrs. Merow and Whitson as of September 30, 1996 were $36,481 and $10,407, respectively. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $26,741 as of September 30, 1996.

     The Trust has a compensation arrangement under which outside trustees may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the trustees' fees and expenses, and the accumulated balance thereof at September 30, 1996, of $73,629 is included in "Liabilities" in the Trust's financial statements.

     Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies in the Seligman Group.


     Trustees and officers of the Trust as a group owned less than 1% of the Class A shares of the Fund at January 10, 1997. No Trustees or officers owned Class D shares of the Fund at that date.


                             MANAGEMENT AND EXPENSES

     Under the Management Agreement, dated June 21, 1990, subject to the control of the Trustees, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Trustees of the Trust who are employees or consultants of the Manager and the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.


     The Manager is entitled to receive a management fee from the Fund, calculated daily and payable monthly, equal to 0.50% of the Fund's average daily net assets on an annual basis. For the fiscal years ended September 30, 1994, 1995 and 1996, the Manager in its discretion, waived all or a portion of its fee from the Fund, and in some cases also elected to reimburse certain expenses of the Fund for certain expenses incurred during the periods. For the fiscal year ended September 30, 1996, the management fee paid amounted to $243,865 or .50% of the Fund's average net assets.

     The Fund pays all its expenses other than those assumed by the Manager including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees of the Fund not employed by or serving as a Trustee of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Trust's expenses are allocated between each series of the Trust in a manner determined by the Trustees to be fair and equitable.

     The Fund's Management Agreement was approved by the Trustees at a meeting held on June 21, 1990 and was approved by the Florida shareholders at a Special Meeting of the Fund held on December 7, 1990. The Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix B for further history of the Manager.

Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client,
(iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

     The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

     Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.


           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN


     As indicated in the Prospectus, an Administration, Shareholder Services and Distribution Plan (the "Plan") for the Fund will be in effect from the date hereof under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

     The Plan was approved on June 21, 1990 by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any Agreement related to the Plan (the "Qualified Trustees") and by the shareholders of the Fund on December 7, 1990. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees and became effective with respect to the Class D shares on February 1, 1994. The Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees of the Fund and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the Plan may be made except by a majority of both the Trustees and the Qualified Trustees.


     The Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

                             PORTFOLIO TRANSACTIONS

     No brokerage commissions were paid by the Fund during the fiscal years ended September 30, 1994, 1995 or 1996. When the Fund or two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions already obtainable or saleable.

                     PURCHASE AND REDEMPTION OF FUND SHARES


     The Fund issues two classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on certain redemptions within one year of purchase. See "Alternative Distribution System," "Purchase Of Shares," and "Redemption Of Shares" in the Fund's Prospectus.

Specimen Price Make-Up



     Under the current distribution arrangements between the Trust and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using the Fund's net asset value at September 30, 1996, the maximum offering price of the Fund's shares is as follows:

    Class A

     Net asset value per share....................................   $ 7.67

     Maximum sales load (4.75% of offering price).................      .38
                                                                     ------

     Maximum offering price per share.............................   $8.05
                                                                     =====

    Class D

     Net asset value and maximum offering price per share*........   $7.68
                                                                     =====

--------------
* Class D shares are subject to a CDSL of 1% on certain redemptions within one year of purchase. Class A shares purchased at net asset value due to the size of the purchase are subject to a CDSL of 1% on redemption within eighteen months of purchase of such shares. See "Redemption Of Shares" in the Prospectus.

Class A Shares - Reduced Initial Sales Loads

Reductions Available. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

     Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, the other series of the Trust or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectuses.

     The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund, the other series of the Trust, Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman Municipal Fund Series, Seligman New Jersey Municipal Fund or Seligman Pennsylvania Municipal Fund Series that were sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectuses. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another mutual fund in the Seligman Group on which there is an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by an investor or dealer of the amount owned at the time of purchase is made and is furnished sufficient information to permit confirmation.

     A Letter of Intent allows an investor to purchase Class A shares of the Fund over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other series of the Trust, Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman Municipal Fund Series, Seligman New Jersey Municipal Fund and Seligman Pennsylvania Municipal Fund Series already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions - Letter of Intent - Class A Shares" in the Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Series Prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

     Persons Entitled to Reductions. Reductions in initial sales loads apply to purchases of Class A shares of the Fund by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), tax-exempt organizations under
Section 501 (c)(3) or (13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:


1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans," which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Trust's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

Further Types of Reductions. Class A shares may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Fund shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI, to shareholders of mutual funds with investment objectives similar to the Fund's who purchase shares with redemption proceeds of such funds and to certain unit investment trusts as described in the Fund's Prospectus.

     Class A shares may be sold at net asset value to present and retired trustees, directors, officers, employees (and family members, as defined in the Prospectus) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.


     Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price. Generally, the Fund will only consider accepting securities (1) to increase its holdings in a portfolio security of the Fund, or (2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice. The Fund has no present intention of accepting securities in payment for shares.

More About Redemptions. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. Payment may be made in securities or postponed, or the right of redemption may be suspended for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency, or during such other periods as ordered by the Securities and Exchange Commission. If payment were to be made in securities shareholders receiving securities could incur certain transaction costs. The Fund will not accept orders from securities dealers for the repurchase of shares.

                              DISTRIBUTION SERVICES


     SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Trust and of the other mutual funds in the Seligman Group. As general distributor of the Fund's shares of beneficial interest, SFSI allows commissions to all dealers of up to 4.25% on purchases of Class A shares to which the 4.75% sales load applies. SFSI receives the balance of sales loads or any CDSL, if applicable, paid by investors. The Trust and SFSI are parties to a Distributing Agreement dated January 1, 1993.

     Total sales loads paid by shareholders of the Fund for fiscal years ended September 30, 1996, 1995, and 1994, respectively, amounted to $82,207, $106,160
and   $225,122,   respectively,   of  which   $72,852,   $93,763  and  $198,371,
respectively, were paid as commissions to dealers. For the years ended September 30, 1996 and 1995 and the period February 1, 1994 through September 30, 1994, SFSI retained CDSL charges of $138, $189 and $0, respectively.

     Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995 and for the year ended September 30, 1996, SSI received commissions of $213 and $1,101, respectively, from sales of Fund shares. SSI also received distribution and service fees of $2,225 and $5,070, respectively, pursuant to the Plan.


                                      TAXES

     Under the Tax Reform Act of 1986, as amended, each Series of the Trust will be treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt interest dividends and net long-term and short-term capital gain and loss will be made separately for each Series.

     As indicated in the Prospectus, the Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code and thus to be relieved of federal income tax on amounts distributed to shareholders; provided that it distributes at least 90% of its net investment income and net short-term capital gains, if any.

     Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (a) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) the Fund derive less than 30% of its gross annual income from gains from the sale or other disposition of stock, securities and certain other assets held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

                                    VALUATION


     The net asset value per share of each class of the Fund is determined as of the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) on each day  that  the NYSE is open.  The Fund and the NYSE are  currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine net asset value for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of Fund shares might be materially affected. Net asset value per share for each class is computed by dividing such class' share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the Manager's fee, are accrued daily and taken into account for the purpose of determining its net asset value. The net asset value of Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee with respect to Class D shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


     Florida municipal securities will be valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, in accordance with fair value as determined in accordance with procedures approved by the Trustees. Short-term notes having remaining maturities of 60 days or less are generally valued at amortized cost.

     Generally, trading in certain securities such as municipal securities, corporate bonds, U.S. Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the Fund shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities and other assets will be valued at their fair market value as determined in good faith by the Trustees.

                             PERFORMANCE INFORMATION


     The annualized yield for the 30-day period ended September 30, 1996 for the Fund's Class A shares was 4.45%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1996 which was the last day of the period. The average number of Class A shares of the Fund was 5,940,916 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period (which includes fees charged pursuant to the Fund's 12b-1 plan). The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus.

     The tax equivalent annualized yield for the 30-day period ended September 30, 1996 for the Fund's Class A shares was 7.37%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the assumed maximum federal income tax rate for individual taxpayers).

     The average annual total return for the Fund's Class A shares for the one-year period ended September 30, 1996 was 0.59%; for the five-year period ended September 30, 1996 was 6.13%; and since inception through the period ended September 30, 1996 was 6.78%. These returns were computed by assuming a hypothetical initial payment of $1,000. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each of the above periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).


     The annualized yield for the 30-day period ended September 30, 1996 for the Fund's Class D shares was 3.95%. The annualized yield was computed as for Class A shares by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1996, which was the last day of this period. The average number of Class D shares was 170,778 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

     The tax equivalent annualized yield for the 30-day period ended September 30, 1996 for each the Fund's Class D shares was 6.54%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

     The average annual total return for the Fund's Class D shares for the one-year period ended September 30, 1996 was 3.74% and since inception through the period ended September 30, 1996 was 2.80%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares and that all of the dividends and distributions by the Fund's Class D shares over the relevant time periods were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

     The following tables illustrate the total returns on a $1,000 investment in Class A and Class D shares of the Fund from the commencement of their operations through September 30, 1996, assuming investment of all dividends and capital gain distributions.

                                                          CLASS A SHARES

                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions        Dividends          Investment 2       Return 1,3
-------           ------------          -------------        ---------          ------------       ----------
9/30/87                $   803                   $  -            $   47             $   850
9/30/88                    895                      -               123               1,018
9/30/89                    932                      -               201               1,133
9/30/90                    920                      -               272               1,192
9/30/91                    983                      -               369               1,352
9/30/92                  1,008                      -               469               1,477
9/30/93                  1,093                      3               606               1,702
9/30/94                    979                     26               629               1,634
9/30/95                  1,028                     28               755               1,811
9/30/96                  1,023                     46               843               1,912           91.18%


                                                          CLASS D SHARES

                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions        Dividends          Investment 2       Return 1,3
-------           ------------          -------------        ---------          ------------       ----------
9/30/94                 $  906                   $  -             $  28              $  934
9/30/95                    953                     --                75               1,028
9/30/96                    948                     11               117               1,076            7.63%

-----------------
1 From commencement of operations of Class A shares on November 17, 1986; and from commencement of operations of Class D shares on February 1, 1994.

2 The "Value of Initial Investment" as of the dates indicated reflects the effect of the maximum sales load, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" assumes investment of all dividends and capital gain distributions.

3 Total return for the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSL, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

     The waiver by the Manager of all or a portion of its fee and the reimbursement of certain Fund expenses during the periods (as set forth under "Management and Expenses" herein and "Financial Highlights" in the Prospectus) positively affected the performance results provided in this section.

     The Fund's total return and average annual total return quoted from time to time through December 27, 1990 does not reflect the deduction of the administration, shareholder services and distribution fee, which fee if reflected would reduce the performance quoted.

                               GENERAL INFORMATION

     The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

     As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code of 1986, as amended, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

     The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

       RISK FACTORS REGARDING INVESTMENTS IN FLORIDA MUNICIPAL SECURITIES


     The following information as to certain Florida considerations is given to investors in view of the Fund's policy of concentrating its investments in Florida issues. This information is derived from sources that are generally available to investors and is believed to be accurate. This information constitutes only a brief summary, does not purport to be a complete description and has not been independently verified.


     Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an income tax exposes total State tax collections to more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

     Florida imposes an income tax on corporate income allocable to the State, as well as an ad valorem tax on intangible personal property, sales and use taxes and other miscellaneous taxes. These taxes are a major source of funds to meet state expenses, including repayment of, and interest on, obligations of the State. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General revenue fund, Trust Funds, the Working Capital Fund and The Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). For fiscal year 1995-96, the estimated total funds available are reported to be $39.6 billion. The estimated General Revenue plus Working Capital and Budget Stabilization Fund appropriations reported at 414.7 billion, unencumbered reserves at the end of fiscal year 1995-96 are estimated at $0.7 billion. for fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available are reported to be $16.6 billion, a 7.7% increase over fiscal year 1995-96. The Florida and United States unemployment rates for 1995 were reported to be 5.5% and 5.6%, respectively. The estimated Florida and United States unemployment rates for 1996 and 1997 are reported to be 5.3% and 5.4%, respectively.

     In 1993, Florida's constitution was amended to limit the annual growth in the assessed valuation of residential property, and which, over time, could constrain growth in property taxes, a major source of revenue for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.


     Florida has historically experienced substantial population increases as a result of migration to Florida from other areas of the United States and from foreign countries, although recently population growth has been meager by historical standards, rising only 1.4% in 1993 and 1.8% in 1994. The State's population growth rate was 2.0% in 1994 and is anticipated to continue at 2.0 in fiscal year 1995-96. As a result of population growth, the State may experience a need for additional revenues to meet increased burdens on the various public and social services provided by the State. Florida's ability to obtain increased revenues to meet these burdens will be dependent in part upon the State's ability to foster business and economic growth. The State's business and economic growth could be restricted by the natural limitations of environmental resources and the State's ability to finance adequate public facilities such as roads and schools.


     Despite increases in other sectors of its economy, Florida remains heavily dependent on tourism. Second quarter 1994 tourist arrivals rose 7.3 percent relative to the previous period, but with less than 40 million visitors on an annualized basis, the Florida vacation industry remained in the doldrums.
Florida tourism appears to be suffering the effects of negative publicity regarding crime against tourists in the state, product maturity, higher prices and more aggressive marketing by competing vacation destinations. Tourist arrivals are expected to increase 2.7% and 3.2%, in fiscal years 1996-97 and 1997-98, respectively. The total number of visiting tourists in expected to reach 42.6 million and 43.9 million during fiscal years 1996-97 and 1997-98, respectively.

     Housing  starts  in  Florida  vacillated  in the  second  quarter  of 1994.
Double-digit rates of change, positive or negative, occurred throughout the State. Single-unit starts fell by 13.7 thousand, while multifamily activity climbed by 12.2 thousand. Estimated July 1994 housing starts were the lowest since November 1991. Increases in mortgage loan rates are believed to have led to the slowdown in single-unit starts. There has been a decline in Florida's dependence on highly cyclical construction and construction-related manufacturing sectors. For example, the total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5%, and in 1995, the share had reportedly edged downward to nearly 5%. This trend is expected to continue as Florida's economy continues to diversify.

     The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations in located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

     The Fund's investment values are expected to vary in accordance with the Fund's investment ratings, the issuer's ability to satisfy interest and/or principal payment obligations, the relative interest rates payable on similar investments, and the legal environment relating to creditors' rights. In addition to the foregoing risk factors, the Fund's policy of concentrating its investments in Florida municipal securities may make it more susceptible to risks of adverse economic, political or regulatory developments than would be the case if the Fund were more diversified as to geographic region and/or source of revenue.

                              FINANCIAL STATEMENTS


     The Annual Report to Shareholders for the fiscal year ended September 30, 1996 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments of the Florida Series as of September 30, 1996, as well as certain other financial information as of that date. The Annual Report will be furnished, without charge, to investors who request copies of the Fund's Statement of Additional Information.

                                   APPENDIX A


Moody's Investors Service, Inc. ("Moody's")
Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


Municipal Notes


     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.



Standard & Poor's Corporation ("S&P")
Municipal Bonds

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very strong degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.


     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes


     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson Administration Group plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1997
                    SELIGMAN NORTH CAROLINA MUNICIPAL SERIES
                                 100 Park Avenue
                              New York, N.Y. 10017
                     New York City Telephone (212) 850-1864
                              Toll-Free Telephone:
                 (800) 221-2450 - all continental United States

     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman North Carolina Municipal Series (the "Fund"), dated February 1, 1997. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

     The Fund offers two classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% if redeemed within one year.


     Each share of Class A and Class D represents an identical legal interest in the investment portfolio of the Fund and has the same rights except for certain class expenses and except that Class D shares bear a higher distribution fee that generally will cause the Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A and Class D shares have identical legal rights, the different expenses borne by each Class will result in different dividends. The two classes also have different exchange privileges.

                                TABLE OF CONTENTS


                                               Page



Seligman North Carolina
  Municipal Series............................    2
Investment Objective, Policies And Risks......    2
Investment Limitations........................    5
Trustees And Officers.........................    6
Management And Expenses ......................   11
Administration, Shareholder Services
  And Distribution Plan.......................   12
Portfolio Transactions........................   12
Purchase And Redemption Of Fund Shares........   12
Distribution Services.........................   15
Taxes.........................................   15
Valuation.....................................   16
Performance Information.......................   16
General Information...........................   18
Risk Factors Regarding Investments In
 North Carolina Municipal Securities..........   20
Financial Statements..........................   20
Appendix A....................................   21
Appendix B....................................   24

                    SELIGMAN NORTH CAROLINA MUNICIPAL SERIES


     The Fund is a series of Seligman Municipal Series Trust (the "Trust"), a non-diversified open-end management investment company, or mutual fund, organized as an unincorporated business trust under the laws of Massachusetts that commenced operations in 1984.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund seeks to provide high income exempt from regular federal income taxes and the personal income taxes of North Carolina consistent with preservation of capital. The Fund also invests with consideration given to capital gain.

     The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of investment are within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1 for commercial paper) or Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1 - SP-2 for notes; A-1+, A-1/A-2 for commercial paper). Municipal securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities which are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Manager will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

     Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories, and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid, for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.


     A description of the credit rating categories is contained in Appendix A to this Statement.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.

North Carolina Municipal Securities. North Carolina Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of North Carolina, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and North Carolina state personal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax. See "North Carolina Municipal Securities" in the Prospectus.

     Under the Investment Company Act of 1940 (the "1940 Act"), the identification of the issuer of municipal bonds, notes or commercial paper depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.


     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue". General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:


1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan notes, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan notes.


     Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

When-Issued Securities. The Fund may purchase municipal securities on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase a municipal security on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

     Municipal securities purchased on a when-issued basis and the securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.


     A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Custodian and marked to market daily, with additional cash or liquid debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a potential for the realization of capital gain, which is not exempt from federal or North Carolina income taxes.

Floating Rate and Variable Rate Securities. The Fund may purchase floating rate and variable rate securities, including participation interests therein. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that the Fund can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the Fund paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the standards set forth with respect to taxable investments on page 5.

Stand-By Commitments. Under a stand-by commitment, the Fund obligates a dealer to repurchase at the Fund's option specified securities at a specified price. The exercise of a stand-by commitment is subject to the ability of the dealer to make payment on demand. The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and not for trading purposes. Prior to investing in stand-by commitments the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will issue such an order.


     The price which the Fund would pay for municipal securities with stand-by commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone. The Fund will only purchase obligations with stand-by commitments from sellers the Manager deems creditworthy.


     Stand-by commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such stand-by commitment is carried as an unrealized loss from the time of purchase until it is exercised or expires. Stand-by commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities and the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of such a stand-by commitment, consider among other factors the creditworthiness of the writer of the stand-by commitment, the duration of the stand-by commitment, the dates on which or the periods during which the stand-by commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.


Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal and North Carolina personal income tax. Such interest, however, may be subject to the federal alternative minimum tax. However in abnormal market conditions, if, in the judgment of the Manager, the municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not North Carolina personal income taxes. Such securities would include those described under "North Carolina Municipal Securities" above that would otherwise meet the Fund's objectives.

     Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income taxes, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemption of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by Standard & Poor's or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by Standard & Poor's or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.


Portfolio Turnover. Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities.


     The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the fiscal years ended September 30, 1996, 1995 and 1994 were 15.12%, 4.38% and 15.61%, respectively.
It is estimated that the portfolio turnover rate of the Fund will not exceed 100%. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.


                             INVESTMENT LIMITATIONS

     Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of the Fund, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;


- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.


- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

     As a matter of policy, with respect to 75% of the Fund's assets, no revenue bond will be purchased by the Fund if as a result of such purchase more than 5% of the Fund's assets would be invested in the securities of a single issuer. This policy is not fundamental and may be changed by the Trustees without shareholder approval.

     Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Trust or of a particular series of the Trust, such as the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or of a series or (2) 67% or more of the shares of the Trust or of a series present at a shareholders' meeting if more than 50% of the outstanding shares of the Trust or of a series are represented at the meeting in person or by proxy.

                              TRUSTEES AND OFFICERS

     Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*            Trustee,  Chairman of the Board,  Chief  Executive
       (58)                   Officer and Chairman of the Executive Committee

                              Managing Director and Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or Trustee, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated, Chairman, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries, Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*                Trustee,  President  and  Member of the  Executive
    (44)                      Committee


                              Director, President and Managing Director, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc. advisers; Director or Trustee, the Seligman Group of Investment Companies, President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.), and Director or Trustee, the Seligman Group of Investment Companies; Chairman, Seligman Data Corp., shareholder service agent; Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; Senior Vice President, Seligman Henderson Co., advisers; formerly, Director and Secretary, Chuo Trust - JWS Advisors, Inc., advisers; and Director, J. & W. Seligman Trust Company, trust company and Seligman Securities, Inc., broker/dealer.

RONALD T. SCHROEDER*          Trustee and Member of the Executive Committee
      (48)

                              Director, Managing Director and Chief Investment Officer, Institutional, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Director or Trustee, the Seligman Group of Investment Companies; Director, Seligman Holdings, Inc., holding company; Seligman Financial Services, Inc., broker/dealer; Seligman Henderson Co., advisers; and Seligman Services, Inc., broker/dealer; formerly, President of the Seligman Group of Investment Companies, except Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.; and Director, J. & W. Seligman Trust Company, trust company; Seligman Data Corp., shareholder service agent; and Seligman Securities, Inc., broker/dealer.

FRED E. BROWN*                Trustee
    (83)
                              Director and  Consultant,  J. & W.  Seligman & Co.
                              Incorporated,  investment  managers and  advisers;
                              Director  or  Trustee,   the  Seligman   Group  of
                              Investment Companies; Seligman Financial Services,
                              Inc.,  broker/dealer;   Seligman  Services,  Inc.,
                              broker/dealer;   Trudeau   Institute,   non-profit
                              biomedical  research  organization;   Lake  Placid
                              Center for the Arts,  cultural  organization;  and
                              Lake  Placid   Education   Foundation,   education
                              foundation;  formerly,  Director, J. & W. Seligman
                              Trust  Company,   trust   company;   and  Seligman
                              Securities, Inc., broker/dealer.

JOHN R. GALVIN                Trustee
    (67)
                              Dean,  Fletcher  School  of Law and  Diplomacy  at
                              Tufts   University;   Director  or  Trustee,   the
                              Seligman Group of Investment Companies;  Chairman,
                              American  Council on  Germany;  a Governor  of the
                              Center for Creative Leadership;  Director, USLIFE,
                              insurance;   National   Committee  on   U.S.-China
                              Relations,   National  Defense   University;   the
                              Institute  for  Defense  Analysis;  Raytheon  Co.,
                              electronics;   and   Consultant,    Thomson   CSF,
                              electronics; and formerly,  Ambassador, U.S. State
                              Department;  Distinguished  Policy Analyst at Ohio
                              State University and Olin Distinguished  Professor
                              of National  Security Studies at the United States
                              Military  Academy.  From June, 1987 to June, 1992,
                              he was the Supreme  Allied  Commander,  Europe and
                              the  Commander-in-Chief,  United  States  European
                              Command.   Tufts   University,   Packard   Avenue,
                              Medford, MA 02155

ALICE S. ILCHMAN              Trustee
     (61)
                              President,  Sarah  Lawrence  College;  Director or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies;  Chairman, The Rockefeller  Foundation,
                              charitable   foundation;   and  Director,   NYNEX,
                              telephone company;  and the Committee for Economic
                              Development;   formerly,   Trustee,   The   Markle
                              Foundation,    philanthropic   organization;   and
                              Director,   International  Research  and  Exchange
                              Board,  intellectual  exchanges.   Sarah  Lawrence
                              College, Bronxville, New York 10708

FRANK A. McPHERSON            Trustee
     (63)
                              Chairman of the Board and Chief Executive Officer,
                              Kerr-McGee  Corporation,   energy  and  chemicals;
                              Director  or  Trustee,   the  Seligman   Group  of
                              Investment  Companies;  Director of Kimberly-Clark
                              Corporation,  consumer products,  Bank of Oklahoma
                              Holding  Company,  American  Petroleum  Institute,
                              Oklahoma City Chamber of Commerce, Baptist Medical
                              Center,    Oklahoma    Chapter   of   the   Nature
                              Conservancy,  Oklahoma Medical Research Foundation
                              and  United  Way  Advisory   Board;   Chairman  of
                              Oklahoma  City  Public  Schools  Foundation;   and
                              Member of the  Business  Roundtable  and  National
                              Petroleum  Council.  123  Robert S.  Kerr  Avenue,
                              Oklahoma City, OK 73102

JOHN E. MEROW*                Trustee
    (67)
                              Chairman and Senior Partner,  Sullivan & Cromwell,
                              law firm; Director or Trustee,  the Seligman Group
                              of Investment Companies;  Municipal Art Society of
                              New York;  Commonwealth Aluminum Corporation,  the
                              U.S.  Council for  International  Business and the
                              U.S.-New  Zealand  Council;   Chairman,   American
                              Australian Association; and Member of the American
                              Law  Institute  and Council on Foreign  Relations;
                              and  Member of the Board of  Governors  of Foreign
                              Policy  Association  and New  York  Hospital.  125
                              Broad Street, New York, NY 10004

BETSY S. MICHEL               Trustee
     (54)
                              Attorney; Director or Trustee, the Seligman Group of Investment Companies; and Trustee, Geraldine R.
                              Dodge Foundation, charitable foundation; Chairman of the Board of Trustees of St. George's School
                              (Newport,  RI); formerly,  Director,  the National
                              Association  of Independent  Schools  (Washington,
                              DC), education.  St. Bernard's Road, P.O. Box 449,
                              Gladstone, NJ 07934


JAMES C. PITNEY               Trustee
     (69)
                              Partner,  Pitney,  Hardin, Kipp & Szuch, law firm;
                              Director  or  Trustee,   the  Seligman   Group  of
                              Investment Companies and Public Service Enterprise
                              Group,  public  utility.  Park  Avenue  at  Morris
                              County, P.O. Box 1945, Morristown, NJ 07962-1945

JAMES Q. RIORDAN              Trustee
    (69)
                              Director,   Various   Corporations;   Director  or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies;  The Houston Exploration  Company;  The
                              Brooklyn  Museum;  The Brooklyn Union Gas Company;
                              The Committee for Economic Development;  Dow Jones
                              &  Co.,  Inc.  and  Public  Broadcasting  Service;
                              formerly, Co-Chairman of the Policy Council of the
                              Tax   Foundation;   Director,   Tesoro   Petroleum
                              Companies,   Inc.;  and  Director  and  President,
                              Bekaert Corporation. 675 Third Avenue, Suite 3004,
                              New York, NY 10017

ROBERT L. SHAFER              Trustee
     (64)
                              Director,   Various   Corporations;   Director  or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies and USLIFE Corporation,  life insurance.
                              Formerly,    Vice    President    Pfizer,    Inc.,
                              pharmaceuticals.  235 East 42nd Street,  New York,
                              NY 10017

JAMES N. WHITSON              Trustee
     (61)
                              Executive Vice President,  Chief Operating Officer
                              and Director, Sammons Enterprises,  Inc.; Director
                              or  Trustee,  the  Seligman  Group  of  Investment
                              Companies;  Red Man Pipe and  Supply  Company  and
                              C-SPAN.  300 Crescent Court, Suite 700, Dallas, TX
                              75202

THOMAS G. MOLES               Vice President and Senior Portfolio Manager
     (53)
                              Director,   Managing  Director,   (formerly,  Vice
                              President and Portfolio Manager), J. & W. Seligman
                              &  Co.   Incorporated,   investment  managers  and
                              advisers;  Vice  President and Portfolio  Manager,
                              three other open-end  investment  companies in the
                              Seligman  Family of Mutual  Funds;  President  and
                              Portfolio  Manager,   Seligman  Quality  Municipal
                              Fund,  Inc. and Seligman  Select  Municipal  Fund,
                              Inc., closed-end  investment companies;  Director,
                              Seligman Financial Services, Inc.,  broker/dealer;
                              Seligman Services, Inc., broker/dealer;  formerly,
                              Director, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company.

LAWRENCE P. VOGEL              Vice President
     (40)
                              Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Seligman Financial Services, Inc., broker/dealer; and Seligman Advisors, Inc., advisers; and Seligman Data Corp., shareholder service agent; Vice President, the Seligman Group of Investment Companies; and Seligman Services, Inc., broker/dealer; and Treasurer, Seligman Holdings, Inc., holding company and Seligman Henderson Co., advisers; formerly, Senior Vice President, Seligman Securities, Inc., broker/dealer; and Senior Vice President, J. & W. Seligman Trust Company, trust company.

FRANK J. NASTA                Secretary
    (32)
                              Senior  Vice  President,  Law and  Regulation  and
                              Corporate  Secretary,  J.  &  W.  Seligman  &  Co.
                              Incorporated, investment managers and advisers and
                              Seligman Advisors, Inc., advisers;  Secretary, the
                              Seligman Group of Investment  Companies,  Seligman
                              Financial Services, Inc., broker/dealer;  Seligman
                              Henderson Co., advisers;  Seligman Services, Inc.,
                              broker/dealer;    and    Seligman    Data   Corp.,
                              shareholder service agent; formerly, Secretary, J.
                              & W. Seligman Trust Company, trust company; and attorney, Seward & Kissel, law firm.

THOMAS G. ROSE                Treasurer
    (39)
                              Treasurer,   the  Seligman   Group  of  Investment
                              Companies  and  Seligman  Data Corp.,  shareholder
                              service  agent;  formerly,   Treasurer,   American
                              Investors   Advisors,   Inc.   and  the   American
                              Investors Family of Funds.


     The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                               Compensation Table

                                                                                   Pension or         Total Compensation
                                                       Aggregate            Retirement Benefits         from Trust and
            Name and                                 Compensation           Accrued as part of         Fund Complex Paid
    Position with Registrant                        from Trust (1)             Fund Expenses            to Trustees (2)
    ------------------------                        --------------             -------------            ---------------


   William C. Morris, Trustee and Chairman               N/A                       N/A                         N/A
   Brian T. Zino, Trustee and President                  N/A                       N/A                         N/A
   Ronald T. Schroeder, Trustee                          N/A                       N/A                         N/A
   Fred E. Brown, Trustee                                N/A                       N/A                         N/A
   John R. Galvin, Trustee                            $2,605.42                    N/A                     $65,000.00
   Alice S. Ilchman, Trustee                           2,641.14                    N/A                      66,000.00
   Frank A. McPherson, Trustee                         2,641.14                    N/A                      66,000.00
   John E. Merow, Trustee                              2,641.14(d)                 N/A                      66,000.00(d)
   Betsy S. Michel, Trustee                            2,641.14                    N/A                      66,000.00
   James C. Pitney, Trustee                            2,605.42                    N/A                      65,000.00
   James Q. Riordan, Trustee                           2,641.14                    N/A                      66,000.00
   Robert L. Shafer, Trustee                           2,641.14                    N/A                      66,000.00
   James N. Whitson, Trustee                           2,641.14(d)                 N/A                      66,000.00(d)

(1) Based on remuneration received by Trustees for the Trust's four Series for the fiscal year ended September 30, 1996.


(2) As defined in the Prospectus, the Seligman Group of Investment Companies consists of seventeen investment companies.


(d) Deferred. The total amounts of deferred compensation (including interest) payable in respect of the Trust to Messrs. Merow and Whitson as of September 30, 1996 were $36,481 and $10,407, respectively. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $26,741 as of September 30, 1996.

     The Trust has a compensation arrangement under which outside Trustees may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the trustees' fees and expenses, and the accumulated balance thereof at September 30, 1996, of $73,629, is included in "Liabilities" in the Fund's financial statements.


     Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies in the Seligman Group.


     No Trustees or officers of the Fund owned shares of the Fund at January 10, 1997.


                             MANAGEMENT AND EXPENSES

     Under the Management Agreement, dated June 21, 1990, subject to the control of the Trustees, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Trustees of the Trust who are employees or consultants of the Manager and the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.


     The Manager is entitled to receive a management fee from the Fund calculated daily and payable monthly equal to .50% of the Fund's average daily net assets on an annual basis. During the fiscal years ended September 30, 1994, 1995 and 1996 the Manager, in its discretion, waived all or a portion of its fee from the Fund, and in some cases also elected to reimburse the Fund for certain expenses incurred during the periods. For the fiscal year ended September 30, 1996, the Management fee amounted to $187,874 or .49% of the Fund's average net assets.

     The Fund pays all its expenses other than those assumed by the Manager including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees of the Fund not employed by or serving as a Trustee of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Trust's expenses are allocated between each series of the Trust in a manner determined by the Trustees to be fair and equitable.

     The Fund's Management Agreement was approved by the Trustees at a meeting held on June 12, 1990, and was unanimously approved by the shareholders at a meeting held on April 11, 1991. The Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix B for further history of the Manager.

     Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

     The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

     Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.


           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN


     As indicated in the Prospectus, an Administration, Shareholder Services and Distribution Plan (the "Plan") for the Fund will be in effect from the date hereof under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

    The Plan was approved on June 21, 1990 by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees") and on April 11, 1991 by the shareholders of the Fund. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class of shares without the approval of a majority of the outstanding voting securities of the Class and no material amendment to the Plan may be made except by a majority of both the Trustees and the Qualified Trustees.


     The Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

                             PORTFOLIO TRANSACTIONS


     No brokerage commissions were paid by the Fund during the fiscal years ended September 30, 1996, 1995 or 1994. When the Fund or two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions already obtainable or saleable.


                     PURCHASE AND REDEMPTION OF FUND SHARES


     The Fund issues two classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on certain redemptions within one year of purchase. See "Alternative Distribution System," "Purchase Of Shares," and "Redemption Of Shares" in the Fund's Prospectus.


Specimen Price Make-Up


     Under the current distribution arrangements between the Trust and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using the Fund's net asset value at September 30, 1996, the maximum offering price of the Fund's shares is as follows:

    Class A

     Net asset value per share........................................  $ 7.84

     Maximum sales load (4.75% of offering price).....................      .39
                                                                        -------

     Maximum offering price per share.................................  $ 8.23
                                                                        ======

     Class D

     Net asset value and maximum offering price per share*............  $ 7.83
                                                                        ======
---------

* Class D shares are subject to a CDSL of 1% on certain redemptions within one year of purchase. Class A shares purchased at net asset value due to the size of the purchase are subject to a CDSL of 1% on redemption within eighteen months of purchase of such shares. See "Redemption Of Shares" in the Prospectus.

Class A Shares - Reduced Initial Sales Loads

Reductions Available. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

     Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, the other series of the Trust or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectuses.

     The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund, the other series of the Trust, Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman Municipal Fund Series, Seligman New Jersey Municipal Fund or Seligman Pennsylvania Municipal Fund Series that were sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectuses. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another mutual fund in the Seligman Group on which there is an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by the investor or a dealer of the amount owned at the time the purchase is made and is furnished sufficient information to permit confirmation.

     A Letter of Intent allows an investor to purchase Class A shares of the Fund over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other series of the Trust, Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman Municipal Fund Series, Seligman New Jersey Municipal Fund and Seligman Pennsylvania Municipal Fund Series already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions - Letter of Intent - Class A shares" in the Fund's Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Series prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

Persons Entitled to Reductions. Reductions in sales loads apply to purchases of Class A shares of the Fund by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code), tax-exempt organizations under Section 501 (c)(3) or
(13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:


1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans," which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Trust's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

Further Types of Reductions. Class A shares may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Fund shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI, to shareholders of mutual funds with investment objectives similar to the Fund's who purchase shares with redemption proceeds of such funds and to certain unit investment trusts as described in the Fund's Prospectus.

    Class A shares may be sold at net asset value to present and retired Trustees, directors, officers, employees (and family members, as defined in the Prospectus) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.


     Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price. Generally, the Fund will only consider accepting securities (1) to increase its holdings in a portfolio security of the Fund, or (2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice. The Fund has no present intention of accepting securities in payment for shares.

More About Redemptions. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. Payment may be made in securities or postponed, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency, or during such other periods as ordered by the Securities and Exchange Commission. If payment were to be made in securities, shareholders receiving securities could incur certain transaction costs. The Fund will not accept orders from securities dealers for the repurchase of shares.

                              DISTRIBUTION SERVICES


     SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Trust and of the other mutual funds in the Seligman Group. As general distributor of the Trust's shares of beneficial interest, SFSI allows commissions to all dealers of up to 4.25% on purchases of Class A shares to which the 4.75% sales load applies. SFSI receives the balance of sales loads and any CDSL, if applicable, paid by investors. The Trust and SFSI are parties to a Distributing Agreement dated January 1, 1993.

     The total sales load paid by shareholders of the Fund for the fiscal year ended September 30, 1996 amounted to $104,210, with an allowance of $91,647 as commissions to dealers; for the fiscal year ended September 30, 1995 amounted to $130,611, with allowance of $115,498 as commissions to dealers; and for the fiscal year ended September 30, 1994 amounted to $261,717, with allowance of $232,335, as commissions to dealers. For the years ended September 30, 1996, September 30, 1995 and the period February 1, 1994 through September 30, 1994, SFSI retained CDSL charges amounting to $5, $276 and $19, respectively.

     Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995 and for the year ended September 30, 1996, SSI received commission of $85 and $171, respectively, from sales of Fund shares. SSI also received distribution and service fees of $743 and $1,638, respectively, pursuant to the Plan.


                                      TAXES

    Under the Tax Reform Act of 1986, as amended, each Series of the Trust will be treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt interest dividends and net long-term and short-term capital gain and loss will be made separately for each Series.

    The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code and thus to be relieved of federal income tax on amounts distributed to shareholders; provided that it distributes at least 90% of its net investment income and net short-term capital gains, if any.

     Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (a) at least 90% of the annual gross income of the Trust, be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) the Fund derives less than 30% of its gross annual income from gains from the sale or other disposition of stock, securities and certain other assets held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

                                    VALUATION


     The net asset value per share of each class of the Fund is determined as of the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) on each day  that  the NYSE is open.  The Fund and the NYSE are  currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine net asset value per share for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of Fund shares might be materially affected. Net asset value per share for a class is computed by dividing such class' share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee with respect to Class D shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

     North Carolina municipal securities will be valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Trustees. Short-term notes having remaining maturities of 60 days or less are generally valued at amortized cost.


     Generally, trading in certain securities such as municipal securities, corporate bonds, U.S. Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities and other assets will be valued at their fair market value as determined in good faith by the Trustees.

                             PERFORMANCE INFORMATION


     The annualized yield for the 30-day period ended September 30, 1996 for the Fund's Class A shares was 4.55%. The annualized yield was computed by dividing the Fund's net investment income per share earned during a 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1996, the last day of the period. The average number of Class A shares of the Fund used was 4,573,529 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period (which includes fees charged pursuant to the Fund's 12b-1 plan). The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus.

     The tax equivalent annualized yield for the 30-day period ended September 30, 1996 for the Fund's Class A shares was 8.16%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 44.28% (44.28% being the assumed maximum combined federal and state income tax rate for individual taxpayers subject to North Carolina personal income taxes). Then the small portion of the yield attributable to securities, the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the maximum federal income tax rate). These two calculations were then added to the portion of the yield, if any, that was not attributable to securities, the income of which was not tax exempt.

     The average annual total return for the Fund's Class A shares for the one-year period ended September 30, 1996 was 1.29%, for the five-year period ended September 30, 1996 was 5.96%, and since inception through the period ended September 30, 1996 was 6.57%. These returns were computed by assuming a hypothetical initial payment of $1,000. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions paid by the Class A shares over the relevant time period were reinvested. It was then assumed that at the end of each of the above periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     The annualized yield for the 30-day period ended September 30, 1996 for the Fund's Class D shares was 4.01%. The annualized yield was computed by dividing the net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1996, which was the last day of this period. The average number of Class D shares was 157,131 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

     The tax equivalent annualized yield for the 30-day period ended September 30, 1996 for the Fund's Class D shares was 7.20%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 44.28%, which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such personal income taxes.

     The average annual return for the Fund's Class D shares for the one-year period ended September 30, 1996 was 4.45% and since inception through the period ended September 30, 1996 was 2.82%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares and that all of the dividends and distributions by the Fund's Class D shares over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

     The tables below illustrate the total returns on a $1,000 investment in Class A and Class D shares of the Fund from the commencement of their operations through September 30, 1996, assuming investment of all dividends and capital gain distributions.

                                 CLASS A SHARES

                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions        Dividends          Investment2        Return1,3
-------           ------------          -------------        ---------          -----------        ---------
9/30/90              $ 939                   $  -              $  -              $  939
9/30/91                985                      -                66               1,051
9/30/92              1,015                      -               133               1,148
9/30/93              1,096                      3               215               1,314
9/30/94                973                     10               255               1,238


                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions        Dividends          Investment2        Return1,3
-------           ------------          -------------        ---------          -----------        ---------
9/30/95              1,032                     14               339               1,385
9/30/96              1,045                     16               413               1,474           47.38%


                                 CLASS D SHARES

                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions        Dividends          Investment2        Return1,3
-------           ------------          -------------        ---------          -----------        ---------
9/30/94              $  892                   $  -             $  26              $  918
9/30/95                 947                      2                72               1,021
9/30/96                 958                      4               115               1,077            7.70%


1 From commencement of operations of Class A shares on August 27, 1990; and from commencement of operations of Class D shares on February 1, 1994.

2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" assumes investment of all dividends and capital gain distributions.

3 Total return for the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSL, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of period by the amount of the hypothetical initial investment.

     The waiver by the Manager of all of its fees and the reimbursement of certain Fund expenses during the periods (as set forth under "Management and Expenses " herein and "Financial Highlights" in the Prospectus) positively affected the performance results provided in this section.

                               GENERAL INFORMATION

     The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

     As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code of 1986, as amended, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

     The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

    RISK FACTORS REGARDING INVESTMENTS IN NORTH CAROLINA MUNICIPAL SECURITIES

     The economy of North Carolina is dependent primarily on manufacturing, agriculture, tourism and mining. While North Carolina has been moving from an agriculture to a service and goods producing economy in recent years, agriculture remains a basic element in the economy of North Carolina, with tobacco production being the leading single source of agricultural income. Although there is diversity in the agricultural business in North Carolina, major legislative or regulatory measures affecting the production and marketing of tobacco or other negative factors affecting tobacco could adversely impact the agricultural sector of the North Carolina economy. A strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's manufacturing employment is among the largest in the Southeast, with textiles being the largest single source of manufacturing employment in North Carolina. However, certain portions of the North Carolina manufacturing sector, particularly the textile industry, have been hurt by foreign competition and textiles and apparel suffered a further decline in 1996. Tourist spending has become a larger factor in the North Carolina economy in recent years. While most sectors of the North Carolina economy, excluding textiles, have experienced growth in the last few years, the rate of future growth is expected to be slowed by a limited increase in available new labor.


    The North Carolina State Constitution requires that the total expenditures of the State for each fiscal period covered by the budget must not exceed the total receipts during the fiscal period and the surplus in the State Treasury at the beginning of the period. During the State's 1990-1991 fiscal year, North Carolina began facing a substantial budget shortfall resulting from the failure of revenues received by the State to meet projected levels. While the State was successful in dealing with the problem, pressure on State revenues will be an ongoing problem.


    General obligations of the State are currently rated "AAA" and "Aaa" by S&P and Moody's, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions, including the State's response to any future budget problem. When the budget shortfall problem first developed, the State was cautioned by S&P and Moody's that a failure to respond adequately to the budget shortfall could result in a reevaluation of the ratings given to the State's general obligations and the State's response to any future budget problems will be important to the maintenance of its current ratings. Moreover, such ratings apply only to obligations of the State and not to those of its political subdivisions, and the economic information provided above may not be relevant to obligations issued by such political subdivisions.

                              FINANCIAL STATEMENTS


     The Annual Report to Shareholders for the fiscal year ended September 30, 1996 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments of the Fund as well as each of the Trust's other series as of September 30, 1996, and certain other financial information as of that date. The Annual Report will be furnished, without charge, to investors who request copies of the Fund's Statement of Additional Information.

                                   APPENDIX A


Moody's Investors Service, Inc. ("Moody's")
Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


Municipal Notes

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.


Standard & Poor's Corporation ("S&P")
Municipal Bonds

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.


C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.


Municipal Notes

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D:   Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o    Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.


 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.


 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.
o In 1991 establishes a joint venture with Henderson Administration Group plc, of London, known as Seligman Henderson Co., to offer global investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

                    ----------------------------------------
                               12TH ANNUAL REPORT
                                    SELIGMAN
                                    MUNICIPAL
                                     SERIES
                                      TRUST
                    ----------------------------------------
                               September 30, 1996


                                Providing Income
                          Free From Regular Income Tax
                                   Since 1984

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

We are pleased to update you on Seligman Municipal Series Trust -- the California High-Yield and Quality Series, the Florida Series, and the North Carolina Series -- at its fiscal year-end, September 30, 1996.

     After reducing interest rates twice in 1995, and again in January 1996, the Federal Reserve Board left rates unchanged for the next eight months. The economy's rate of growth, which slowed in the fourth quarter of 1995, bounced back in the second quarter of 1996. It continued to grow at a healthy pace all year with virtually no inflationary repercussions. Reports issued in September supported this view, showing continued increases in production, new home sales, wages, and spending.

     With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board rose 25% above its January 1996 level.

     In the municipal bond market, interest rates began to decline in the third quarter of 1995 and continued to do so until February 1996. However, as the economy picked up steam late in the first quarter of this year, and continued to grow in the second quarter, municipal market sentiment turned from enthusiasm to concern regarding inflation. For the last six months, every Fed meeting was under intense scrutiny by market participants. The inability of municipal bond investors to gauge the future direction of rates exaggerated their response to each economic report, with municipal bond yields drifting up or down in response to the latest data.

     On September 24, the Fed decided to maintain the current fed funds rate. Once the decision was announced, long-term municipal bond yields, as measured by the Bond Buyer 20-Bond General Obligation Index, declined slightly and ended the quarter at 5.76%. The unchanged monetary policy somewhat stabilized the municipal bond market by the end of the Trust's fourth quarter.

     Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

     As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

     At the Special Meeting of Shareholders, held on September 30, 1996, a proposal was passed permitting the Trust to invest any portion of its net assets in securities subject to the federal alternative minimum tax. Consequently, your Trust's name was changed to Seligman Municipal Series Trust and the word "Municipal" will replace the words "Tax-Exempt" for each Series within the Trust. For specific results of the Special Meeting of Shareholders, please refer to page 27.

     A discussion with your Portfolio Manager about your Trust, along with highlights of performance, long-term investment results, portfolio holdings, and financial statements, follows this letter.

     We thank you for your continued interest in Seligman Municipal Series Trust, and look forward to serving your investment needs in the many years to come.


By order of the Trustees,

/s/ William Morris
----------------------
William C. Morris
Chairman

                                      /s/ Brian T. Zino
                                      ----------------------
                                      Brian T. Zino
                                      President
October 30, 1996

================================================================================
SELIGMAN MUNICIPAL SERIES TRUST
--------------------------------------------------------------------------------

                                                     CALIFORNIA       CALIFORNIA                               NORTH
HIGHLIGHTS September 30, 1996                        HIGH-YIELD         QUALITY            FLORIDA            CAROLINA
                                                       SERIES            SERIES             SERIES             SERIES
--------------------------------------------------------------------------------------------------------------------------
  NET ASSETS (in millions)
  Class A                                               $50.3             $95.6             $45.2             $36.0
  Class D                                                 1.9               1.6               1.3               1.2
--------------------------------------------------------------------------------------------------------------------------
  YIELD*
  Class A                                                4.95%             4.64%             4.45%             4.55%
  Class D                                                4.29              3.97              3.95              4.01
--------------------------------------------------------------------------------------------------------------------------
  DIVIDENDS**
  Class A                                              $0.355            $0.345            $0.377            $0.372
  Class D                                               0.296             0.283             0.318             0.312
--------------------------------------------------------------------------------------------------------------------------
  CAPITAL GAIN DISTRIBUTIONS**                         $0.023            $0.012            $0.080            $0.014
--------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
  September 30, 1996
  Class A                                               $6.50             $6.75             $7.67             $7.84
  Class D                                                6.51              6.74              7.68              7.83
  September 30, 1995
  Class A                                                6.47              6.65              7.71              7.74
  Class D                                                6.48              6.63              7.72              7.74
--------------------------------------------------------------------------------------------------------------------------
  MAXIMUM OFFERING PRICE PER SHARE
  September 30, 1996
  Class A                                               $6.82             $7.09             $8.05             $8.23
  Class D                                                6.51              6.74              7.68              7.83
  September 30, 1995
  Class A                                                6.79              6.98              8.09              8.13
  Class D                                                6.48              6.63              7.72              7.74
--------------------------------------------------------------------------------------------------------------------------
  MOODY'S/S&P RATINGS+
  Aaa/AAA                                                  6%                64%               69%               46%
  Aa/AA                                                    9                 25                22                35
  A/A                                                     37                 11                 9                16
  Baa/BBB                                                 24                 --                --                --
  Non-rated                                               24                 --                --                 3
--------------------------------------------------------------------------------------------------------------------------
  HOLDINGS BY MARKET SECTOR+
  Revenue Bonds                                           93%                88%               76%               80%
  General Obligation Bonds                                 7                 12                24                20
--------------------------------------------------------------------------------------------------------------------------
  WEIGHTED AVERAGE MATURITY (Years)                     22.2               21.4              20.8              21.6
--------------------------------------------------------------------------------------------------------------------------

* Current yield representing the annualized yield for the 30-day period ended September 30, 1996.
** Represents per share amount paid or declared in respect of Class A and Class D shares during the year ended September 30, 1996.
+    Percentages based on current market values of long-term holdings.


Note: The yields have been computed in accordance with current SEC regulations and will vary, and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A small portion of each State Series' income may be subject to applicable state and local taxes and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results

2

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

The following is a discussion with your Portfolio Manager regarding Seligman Municipal Series Trust, and a chart and table comparing your Trust's performance to the performance of the Lehman Brothers Municipal Bond Index.


YOUR PORTFOLIO MANAGER

[picture of Thomas G. Moles]

Thomas G. Moles is a Managing Director of J. & W. Seligman & Co. Incorporated, Vice President and Portfolio Manager of Seligman Municipal Series Trust and the other Seligman municipal mutual funds which include 19 separate portfolios, and President and Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund. He is responsible for more than $2 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

What economic factors affected Seligman Municipal Series Trust over the past 12 months?

Throughout the fourth quarter of 1995, the majority of market participants believed that the economy was growing at a moderate pace and that inflation remained under control. This bullish outlook caused long-term interest rates to decline steadily during the fourth quarter of 1995 and into the new year. By February 1996, however, the economy began to exhibit signs of unexpected strength and interest rates rose sharply on renewed inflation concerns. Since then, economic data has been mixed, suggesting weakness in some areas and vigor in others. Given these conflicting economic reports, market participants have been unable to form a consensus with respect to the economy. As a result, each new economic release has led to an amplified shift in interest rates.

        On September 24, the Federal Reserve Board stated that it had not seen sufficient evidence of an acceleration in inflation to warrant an increase in the fed funds rate. The Fed's decision to hold monetary policy steady helped stabilize the bond market and prompted a modest decline in long-term yields. Further, by September 30, 1996, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, stood at 5.76%, down from 6.00% a year ago.

What market factors influenced the Trust over the past 12 months?

In the municipal bond market, year-to-date new issue supply has increased only marginally over 1995 levels. However, demand, in particular retail demand, has been strong, resulting in shortages of certain types of municipal bonds. The supply imbalance pushed buyers to bid up prices to obtain the specific bonds they required, which caused a compression of yield spreads, or a narrowing of yield differentials, within the various sectors of the municipal market. For example, hospital bonds typically trade at higher yields than similarly rated general obligation bonds, due to their complexity. This year, many typically higher-yielding issues such as hospital bonds have been trading at or near general obligation levels. This market aberration provided us an opportunity to improve the relative value of the portfolios.

What was your investment strategy in the past 12 months?

We believe that the economy is expanding at an acceptable rate of growth and that inflation remains in check. Therefore, we have been comfortable purchasing long-term municipal bonds in spite of the market's frequent ups and downs. Yields on long-term municipal bonds are significantly higher than yields on short-term municipal securities. For that reason, short-term positions were kept to a minimum.

================================================================================
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

     Further, to better protect the net asset value of the Series of the Trust during periods of rising interest rates, we concentrated new acquisitions in current coupon bonds rather than in discount or zero coupon bonds, as the prices of discount and zero coupon bonds are more vulnerable to rising interest rates. Though we primarily focus on our long-term goals rather than short-term gains, we continuously search for ways to improve the relative value of the Trust by taking advantage of aberrations and inefficiencies within the municipal marketplace.

What is your outlook for the Trust?

Thus far, 1996 has been a challenging year for fixed-income investors. The debate within the municipal markets over the strength of the economy most likely will continue to influence the direction of interest rates in the short term. Our team, however, takes a long-term, conservative approach to managing your Trust. We believe municipal bond funds will continue to play an important role in helping investors meet their long-term financial goals, and we remain committed to maintaining diversified portfolios of quality municipal bonds while providing our Shareholders with competitive yields.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES                    September 30, 1996
--------------------------------------------------------------------------------

The following charts compare a $10,000 hypothetical investment made in each Series of Seligman Municipal Series Trust Class A shares with and without the maximum initial sales charge of 4.75%, for the 10-year or since-inception (where applicable) periods ended September 30, 1996, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same periods. The performance of each Series of Seligman Municipal Series Trust Class D shares is not shown in the charts but is included in the table below each chart. It is important to keep in mind that the Lehman Index does not include any fees or sales charges, and does not reflect state-specific bond market performance.

SELIGMAN CALIFORNIA MUNICIPAL HIGH-YIELD SERIES

               With           Without
            sales charge    sales charge    Lehman Index
            ------------    ------------    ------------
9/30/86       $9,519.09      $10,000.00      $10,000
12/31/86      $9,835.54      $10,332.43      $10,346
3/31/87      $10,113.16      $10,624.08      $10,596
6/30/87       $9,757.21      $10,250.15      $10,309
9/30/87       $9,380.23       $9,854.12      $10,052
12/31/87      $9,829.93      $10,326.55      $10,501
3/31/88      $10,232.86      $10,749.84      $10,863
6/30/88      $10,419.84      $10,946.26      $11,072
9/30/88      $10,761.28      $11,304.95      $11,356
12/31/88     $11,120.37      $11,682.18      $11,566
3/31/89      $11,238.91      $11,806.72      $11,642
6/30/89      $11,761.06      $12,355.24      $12,331
9/30/89      $11,795.26      $12,391.17      $12,340
12/31/89     $12,152.12      $12,766.06      $12,814
3/31/90      $12,260.00      $12,879.39      $12,872
6/30/90      $12,523.84      $13,156.57      $13,173
9/30/90      $12,452.40      $13,081.51      $13,181
12/31/90     $12,881.58      $13,532.37      $13,749
3/31/91      $13,177.23      $13,842.97      $14,060
6/30/91      $13,462.20      $14,142.33      $14,359
9/30/91      $14,012.13      $14,720.05      $14,918
12/31/91     $14,231.60      $14,950.61      $15,419
3/31/92      $14,435.55      $15,164.86      $15,465
6/30/92      $14,953.12      $15,708.59      $16,053
9/30/92      $15,272.81      $16,044.43      $16,478
12/31/92     $15,588.36      $16,375.93      $16,778
3/31/93      $16,041.20      $16,851.66      $17,401
6/30/93      $16,504.43      $17,338.29      $17,970
9/30/93      $16,901.26      $17,755.16      $18,577
12/31/93     $17,132.77      $17,998.37      $18,837
3/31/94      $16,738.21      $17,583.89      $17,803
6/30/94      $16,832.36      $17,682.81      $18,001
9/30/94      $16,970.74      $17,828.17      $18,123
12/31/94     $16,654.65      $17,496.11      $17,862
3/31/95      $17,733.70      $18,629.69      $19,125
6/30/95      $18,073.39      $18,986.55      $19,586
9/30/95      $18,472.33      $19,405.64      $20,150
12/31/95     $19,078.72      $20,042.67      $20,980
3/31/96      $18,903.38      $19,858.47      $20,726
6/30/96      $19,166.38      $20,134.76      $20,886
9/30/96      $19,670.98      $20,664.86      $21,367

The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman California Municipal High-Yield Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman California Municipal High-Yield Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.


AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                     SINCE
                                   ONE     FIVE      10                                             ONE            INCEPTION
                                   YEAR    YEARS    YEARS                                           YEAR             2/1/94
                                 -------- -------- --------                                       --------       --------------
Seligman California Municipal                                   Seligman California Municipal
High-Yield Series                                               High-Yield Series
  Class A with Sales Charge       1.47%    6.00%    7.00%         Class D with CDSL                  4.53%             n/a
  Class A without Sales Charge    6.49     7.02     7.53          Class D without CDSL               5.53             3.97%
Lehman Index                      6.04     7.45     7.89        Lehman Index                         6.04             4.40

------------------------
See page 8 for footnotes.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES (continued)
--------------------------------------------------------------------------------
SELIGMAN CALIFORNIA MUNICIPAL QUALITY SERIES

                With           Without
             sales charge    sales charge   Lehman Index
            ------------    ------------    ------------
9/30/86       $9,519.09      $10,000.00      $10,000
12/31/86      $9,936.42      $10,438.40      $10,346
3/31/87      $10,156.87      $10,670.00      $10,596
6/30/87       $9,685.30      $10,174.62      $10,309
9/30/87       $9,272.66      $9,741.13       $10,052
12/31/87      $9,817.16      $10,313.14      $10,501
3/31/88      $10,156.53      $10,669.64      $10,863
6/30/88      $10,364.01      $10,887.61      $11,072
9/30/88      $10,604.63      $11,140.38      $11,356
12/31/88     $10,993.50      $11,548.90      $11,566
3/31/89      $11,069.30      $11,628.53      $11,642
6/30/89      $11,746.97      $12,340.43      $12,331
9/30/89      $11,649.75      $12,238.30      $12,340
12/31/89     $12,067.25      $12,676.90      $12,814
3/31/90      $12,052.85      $12,661.77      $12,872
6/30/90      $12,357.43      $12,981.75      $13,173
9/30/90      $12,141.84      $12,755.25      $13,181
12/31/90     $12,859.49      $13,509.17      $13,749
3/31/91      $13,075.87      $13,736.49      $14,060
6/30/91      $13,323.82      $13,996.96      $14,359
9/30/91      $13,884.14      $14,585.58      $14,918
12/31/91     $14,302.39      $15,024.96      $15,419
3/31/92      $14,279.42      $15,000.84      $15,465
6/30/92      $14,908.15      $15,661.34      $16,053
9/30/92      $15,211.32      $15,979.83      $16,478
12/31/92     $15,516.28      $16,300.19      $16,778
3/31/93      $16,255.01      $17,076.24      $17,401
6/30/93      $16,751.89      $17,598.23      $17,970
9/30/93      $17,328.72      $18,204.20      $18,577
12/31/93     $17,472.29      $18,355.02      $18,837
3/31/94      $16,314.47      $17,138.71      $17,803
6/30/94      $16,340.15      $17,165.68      $18,001
9/30/94      $16,382.78      $17,210.46      $18,123
12/31/94     $16,022.25      $16,831.71      $17,862
3/31/95      $17,459.70      $18,341.79      $19,125
6/30/95      $17,687.66      $18,581.27      $19,586
9/30/95      $18,159.55      $19,077.01      $20,150
12/31/95     $19,193.43      $20,163.12      $20,980
3/31/96      $18,789.33      $19,738.60      $20,726
6/30/96      $18,980.81      $19,939.77      $20,886
9/30/96      $19,431.33      $20,413.04      $21,366

The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman California Municipal Quality Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman California Municipal Quality Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                       SINCE
                                    ONE       FIVE       10                                            ONE           INCEPTION
                                    YEAR      YEARS     YEARS                                          YEAR            2/1/94
                                  --------   --------  --------                                      --------      --------------
Seligman California Municipal                                     Seligman California Municipal
Quality Series                                                    Quality Series
  Class A with Sales Charge         1.95%      5.92%    6.87%       Class D with CDSL                  5.20%          n/a
  Class A without Sales Charge      7.00       6.95     7.40        Class D without CDSL               6.20          2.60%
Lehman Index                        6.04       7.45     7.89      Lehman Index                         6.04          4.40

-------------------------
See page 8 for footnotes

6

================================================================================
                                                            September 30, 1996
--------------------------------------------------------------------------------
SELIGMAN FLORIDA MUNICIPAL SERIES

               With             Without
            sales charge      sales charge      Lehman Index
            ------------      ------------      ------------
11/17/86      $9,520            $10,000            $10,000
21/31/86      $9,440             $9,915             $9,972
3/31/87       $9,746            $10,237            $10,213
6/30/87       $9,038             $9,493             $9,936
9/30/87       $8,497             $8,925             $9,689
12/31/87      $9,211             $9,675            $10,122
3/31/88       $9,528            $10,008            $10,470
6/30/88       $9,821            $10,316            $10,672
9/30/88      $10,181            $10,694            $10,945
12/31/88     $10,602            $11,137            $11,148
3/31/89      $10,667            $11,205            $11,221
6/30/89      $11,466            $12,045            $11,886
9/30/89      $11,329            $11,900            $11,894
12/31/89     $11,806            $12,401            $12,351
3/31/90      $11,780            $12,374            $12,406
6/30/90      $12,088            $12,698            $12,697
9/30/90      $11,921            $12,522            $12,704
12/31/90     $12,568            $13,202            $13,252
3/31/91      $12,807            $13,452            $13,551
6/30/91      $13,070            $13,729            $13,840
9/30/91      $13,519            $14,201            $14,378
12/31/91     $13,902            $14,603            $14,861
3/31/92      $13,936            $14,639            $14,906
6/30/92      $14,487            $15,217            $15,473
9/30/92      $14,769            $15,514            $15,883
12/31/92     $15,164            $15,928            $16,172
3/31/93      $15,728            $16,521            $16,772
6/30/93      $16,410            $17,237            $17,320
9/30/93      $17,015            $17,873            $17,905
12/31/93     $17,214            $18,082            $18,156
3/31/94      $16,183            $16,999            $17,159
6/30/94      $16,310            $17,132            $17,350
9/30/94      $16,337            $17,161            $17,468
12/31/94     $16,264            $17,084            $17,216
3/31/95      $17,402            $18,280            $18,433
6/30/95      $17,677            $18,569            $18,878
9/30/95      $18,113            $19,026            $19,421
12/31/95     $18,976            $19,933            $20,222
3/31/96      $18,548            $19,483            $19,977
6/30/96      $18,686            $19,628            $20,131
9/30/96      $19,118            $20,082            $20,594

The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1996, for Seligman Florida Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Florida Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                        SINCE                                                     SINCE
                                  ONE     FIVE         INCEPTION                                   ONE           INCEPTION
                                 YEAR     YEARS        11/17/86                                    YEAR            2/1/94
                               --------  --------  ----------------                              --------      --------------
Seligman Florida                                                        Seligman Florida
Municipal Series                                                        Municipal Series
  Class A with Sales Charge      0.59%    6.13%        6.78%              Class D with CDSL        3.74%             n/a
  Class A without Sales Charge   5.54     7.17         7.31               Class D without CDSL     4.74             2.80%
Lehman Index                     6.04     7.45         7.63*            Lehman Index               6.04             4.40

* From 11/30/86.

------------------------
See page 8 for footnotes

                                                                        7

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES (continued)        September 30, 1996
--------------------------------------------------------------------------------

SELIGMAN NORTH CAROLINA MUNICIPAL SERIES

                With           Without
             sales charge    sales charge   Lehman Index
            ------------    ------------    ------------
8/27/90         9520           10000           10000
9/30/90         9386            9859          10006
12/31/90        9783           10277          10437
3/31/91         9982           10485          10673
6/30/91        10082           10591          10900
9/30/91        10509           11039          11324
12/31/91       10823           11369          11705
3/31/92        10779           11322          11740
6/30/92        11211           11777          12186
9/30/92        11479           12058          12509
12/31/92       11706           12296          12736
3/31/93        12197           12812          13209
6/30/93        12631           13268          13641
9/30/93        13138           13801          14102
12/31/93       13225           13892          14299
3/31/94        12335           12957          13514
6/30/94        12372           12996          13664
9/30/94        12376           13000          13757
12/31/94       12254           12872          13559
3/31/95        13322           13994          14518
6/30/95        13563           14246          14868
9/30/95        13852           14550          15296
12/31/95       14651           15389          15926
3/31/96        14254           14973          15733
6/30/96        14393           15119          15855
9/30/96        14737           15480          16219

The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1996, for Seligman North Carolina Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman North Carolina Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS


                                                          SINCE                                                      SINCE
                                   ONE       FIVE       INCEPTION                                        ONE       INCEPTION
                                  YEAR       YEARS       8/27/90                                         YEAR        2/1/94
                                --------   --------   --------------                                   --------   --------------
Seligman North Carolina                                               Seligman North Carolina
Municipal Series                                                      Municipal Series
  Class A with Sales Charge       1.29%      5.96%        6.57%         Class D with CDSL                4.45%          n/a
  Class A without Sales Charge    6.39       7.00         7.43          Class D without CDSL             5.45          2.82%
Lehman Index                      6.04       7.45         8.28*       Lehman Index                       6.04          4.40
* From 8/31/90.

------------------
+At its discretion, the Manager waived all or a portion of its fees and, in some cases, reimbursed certain expenses for the North Carolina Series. This has the effect of increasing the Series' average annual total returns for the five-year and since-inception periods.

No adjustment was made to Class A shares' performance for periods prior to commencement dates, December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield and California Quality Series, for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of each Series. THE PERFORMANCE OF CLASS D SHARES WILL BE GREATER THAN OR LESS THAN THE PERFORMANCE SHOWN FOR CLASS A SHARES, BASED ON DIFFERENCES IN SALES CHARGES AND FEES PAID BY SHAREHOLDERS. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

8

================================================================================
PORTFOLIOS OF INVESTMENTS                                   September 30, 1996
--------------------------------------------------------------------------------

                                               CALIFORNIA HIGH-YIELD SERIES

    FACE                                                                                                    RATINGS        MARKET
   AMOUNT                                         MUNICIPAL BONDS                                         MOODY'S/S&P+     VALUE
-----------                                    --------------------                                      -------------  ------------
$2,500,000    Alameda, CA Certificates of Participation (City Hall Seismic Upgrade Project),
              6.20% due 5/1/2025                                                                                  NR/A    $2,531,825
 1,000,000    Bakersfield, CA Hospital Rev. (Bakersfield Memorial Hospital),
              6 1/2% due 1/1/2022                                                                               A/A- .     1,033,680
 3,000,000    California Department of Water Resources Water System Rev. (Central Valley Project),
              6% due 12/1/2020                                                                                   Aa/AA     3,007,350
 2,500,000    California Educational Facilities Authority Rev. (Loyola Marymount University),
              5% due 10/1/2024                                                                                   A1/NR     2,428,925
 1,500,000    California Housing Finance Agency Home Mortgage Rev., 6% due 8/1/2027*                            Aa/AA-     1,511,610
 2,500,000    Cupertino, CA Certificates of Participation (Capital Improvement Projects),
              5% due 1/1/2016                                                                                    A1/A+     2,437,300
   175,000    Fairfield, CA Improvement Bonds (Smith Ranch Assessment District),
              7.35% due 9/2/2003                                                                                 NR/NR       179,543
   155,000    Fairfield, CA Improvement Bonds (Smith Ranch Assessment District),
              7.40% due 9/2/2007                                                                                 NR/NR       159,937
 1,000,000    Folsom, CA Special Tax Bonds (Willow Creek Community Facilities District No. 1),
              8 1/4% due 12/1/2006                                                                               NR/NR     1,058,770
 3,000,000    Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev.,
              6% due 1/1/2034                                                                                 Baa/BBB-     2,904,390
 2,000,000    Garden Grove, CA Agency for Community Development Rev. (Garden Grove Community
              Project), 5 7/8% due 10/1/2023                                                                   NR/BBB+     1,905,260
   500,000    Los Angeles, CA Certificates of Participation (Convention & Exhibition Center
              Authority), 7% due 8/15/2018                                                                     Aaa/AAA       548,905
   500,000    Los Angeles, CA Community Redevelopment Agency Multi-Family Housing Rev.
              (Grand Central Square), 5.85% due 12/1/2026*                                                   Baa1/BBB+       452,345
 1,300,000    Los Angeles, CA Wastewater System Rev., 7.10% due 6/1/2018                                          A1/A     1,395,849
 2,385,000    Los Angeles County, CA Transportation Commission Sales Tax Rev.,
              5% due 7/1/2018                                                                                  Aaa/AAA     2,381,828
   400,000    Milpitas, CA Local Improvement District No. 9 (Milpitas Business Park),
              7 1/4% due 9/2/2007                                                                                NR/NR       412,836
   400,000    Milpitas, CA Local Improvement District No. 9 (Milpitas Business Park),
              7.30% due 9/2/2008                                                                                 NR/NR       412,884
   250,000    Milpitas, CA Local Improvement District No. 9 (Milpitas Business Park),
              7.30% due 9/2/2011                                                                                 NR/NR       257,955
 1,000,000    Oxnard Union High School District, CA Certificates of Participation
              (Union High School), 7.70% due 11/1/2019                                                           NR/NR     1,112,920
   730,000    Petaluma, CA Community Development Commission Tax Allocation Bonds
              (Central Business District), 9.30% due 5/15/2010                                                 Baa1/NR       732,672
 2,180,000    Pleasanton, CA Joint Powers Financing Authority Reassessment Rev.,
              6.15% due 9/2/2012                                                                                Baa/NR     2,208,209
 2,000,000    Puerto Rico Highway & Transportation Authority Highway Rev.,
              5 1/2% due 7/1/2036                                                                               Baa1/A     1,892,240

----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+  Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
                                                                   9

================================================================================
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------

                                             CALIFORNIA HIGH-YIELD SERIES (continued)

         FACE                                                                                                  RATINGS      MARKET
        AMOUNT                                    MUNICIPAL BONDS                                            MOODY'S/S&P+   VALUE
      ----------                               --------------------                                         ------------  ----------
$1,020,000    Rancho Mirage, CA Improvement Bonds Assessment District No. 22-85
              (Frank Sinatra Drive Extension), 8.30% due 9/2/2008 ......................................         NR/NR    $1,056,057
 1,200,000    Rancho Mirage, CA Improvement Bonds Assessment District No. 22-85
              (Frank Sinatra Drive Extension), 8.30% due 9/2/2011 ......................................         NR/NR     1,242,984
     5,000    Riverside County, CA (Single Family Mortgage Rev.), 10 1/2% due 9/1/2014 .................       NR/BBB+         5,252
 2,000,000    San Francisco, CA State Building Authority Lease Rev. (State of California Dept. of
              General Services Lease), 5% due 10/1/2013 ................................................           A/A     1,850,900
 3,000,000    San Joaquin Hills, CA Transportation Corridor Agency (Orange County
              Senior Lien Toll Road), 6% due 1/1/2032 ..................................................         NR/NR     3,116,730
 2,500,000    Santa Barbara, CA Certificates of Participation, 5.70% due 3/1/2011 ......................         A1/A+     2,468,450
 1,000,000    Santa Clara, CA Improvement Bonds Project No. 186 (Santa Clara Convention Center
              Complex), 7.10% due 9/2/2011 .............................................................         NR/NR     1,031,580
 1,500,000    Santa Cruz, CA Hospital Rev. (Dominican Santa Cruz Hospital), 7% due 12/1/2013 ...........         A1/A+     1,568,490
 2,000,000    Santa Margarita, CA Water District GOs, 7 1/2% due 11/1/2005 .............................         NR/NR     2,073,380
 1,000,000    Southern California Public Power Authority Power Project Rev. (Multiple Projects),
              6% due 7/1/2018 ..........................................................................           A/A       996,280
   875,000    Stanislaus, CA Waste-to-Energy Financing Agency Solid Waste Facility Rev .................
              (Ogden Martin System of Stanislaus, Inc. Project), 7 1/2% due 1/1/2005 ...................       NR/BBB+       927,448
 1,270,000    Stanislaus, CA Waste-to-Energy Financing Agency Solid Waste Facility Rev .................
              (Ogden Martin System of Stanislaus, Inc. Project), 7% due 1/1/2010 .......................       NR/BBB+     1,369,136
 2,230,000    West Covina, CA Certificates of Participation (Queen of the Valley Hospital),
              6 1/2% due 8/15/2024 .....................................................................           A/A     2,322,099

                                                                                                                       ------------
Total Municipal Bonds (Cost $49,424,946) -- 97.7% ..................................................                     50,996,019
Variable Rate Demand Notes (Cost $1,900,000) -- 3.7% ...............................................                      1,900,000
Other Assets Less Liabilities -- (1.4)% ............................................................                       (712,744)
                                                                                                                       ------------

NET ASSETS -- 100.0% ...............................................................................                   $ 52,183,275
                                                                                                                       ============


                                              CALIFORNIA QUALITY SERIES
        FACE                                                                                             RATINGS       MARKET
       AMOUNT                                    MUNICIPAL BONDS                                       MOODY'S/S&P+     VALUE
     ----------                                --------------------                                    ------------ --------------
$2,000,000    California Department of Water Resources Water System Rev. (Central Valley Project),
              6 1/8% due 12/1/2013 ................................................................       Aa/AA       $2,070,800
 2,500,000    California Department of Water Resources Water System Rev. (Central Valley Project),
              5 1/2% due 12/1/2023 ................................................................       Aa/AA        2,378,175
 2,000,000    California Educational Facilities Authority Rev. (Stanford University),
              6% due 1/1/2013 .... ................................................................       Aaa/AAA      2,130,060
 3,200,000    California Educational Facilities Authority Rev
               (University of Southern California Project),
              5.80% due 10/1/2015 .................................................................       Aa/AA        3,152,960
 3,440,000    California Educational Facilities Authority Rev. (Pomona College),
              6% due 2/15/2017 ... ................................................................       Aa1/AA       3,427,685
 4,500,000    California Educational Facilities Authority Rev
               (California Institute of Technology),
              6% due 1/1/2021 .... ................................................................       Aaa/AAA      4,476,735
 3,000,000    California Health Facilities Financing Authority Health Facility Rev
               (Kaiser Permanente),
              6 1/2% due 12/1/2020 ................................................................       Aa3/AA       3,135,750

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
                                                            September 30, 1996
--------------------------------------------------------------------------------

                                           CALIFORNIA QUALITY SERIES (continued)
       FACE                                                                                         RATINGS         MARKET
      AMOUNT                                    MUNICIPAL BONDS                                   MOODY'S/S&P+       VALUE
    ----------                               --------------------                                -------------- --------------
    $2,000,000  California Health Facilities Financing Authority Insured Hospital Rev.
                  (Scripps Memorial Hospital), 6% due 10/1/2022...................................    Aaa/AAA    $   2,104,140
         5,000  California Housing Finance Agency (Housing Revenue Insured Bonds),
                  8% due 8/1/2010.................................................................    Aaa/AAA            5,289
       425,000  California Housing Finance Agency (Housing Revenue Insured Bonds),
                  8% due 8/1/2015.................................................................    Aaa/AAA          446,365
     2,000,000  California Housing Finance Agency Housing Rev., 5.60% due 8/1/2024................    Aaa/AAA        1,910,400
     2,835,000  California Housing Finance Agency Home Mortgage Rev., 6% due 2/1/2025*............     Aa/AA-        2,927,166
       940,000  California Public Capital Improvements Financing Authority (Pooled Projects),
                  8.10% due 3/1/2018..............................................................    Aaa/AAA          991,559
     3,000,000  California Public Works Board Lease Rev. (Correctional Facilities Improvements),
                  5% due 9/1/2021.................................................................      A/A          2,899,710
     6,000,000  California State GOs, 5.90% due 4/1/2023..........................................     A1/A+         5,968,140
     3,000,000  California Statewide Communities Development Authority Certificates of Participation
                  (The Trustees of the J. Paul Getty Trust), 5% due 10/1/2023.....................    Aaa/AAA        2,670,840
     5,000,000  Contra Costa Water District, CA, 5 1/2% due 10/1/2019.............................    Aaa/AAA        4,854,000
     3,500,000  East Bay, CA Municipal Utility District Water System Rev., 6% due 6/1/2012........    Aaa/AAA        3,594,780
     2,500,000  Eastern Municipal Water District Riverside County, CA Water and Sewer Rev.,
                  6% due 7/1/2012.................................................................    Aaa/AAA        2,840,400
     3,000,000  Fresno, CA Sewer System Rev., 5 1/4% due 9/1/2019.................................    Aaa/AAA        2,854,080
     2,000,000  Industry, CA GOs, 7% due 7/1/2015.................................................    Aaa/AAA        2,197,840
     3,000,000  Los Angeles Department of Water & Power, CA Electric Plant Rev., 6% due 2/1/2020..     Aa/AA-        3,144,690
     2,000,000  M-S-R Public Power Agency, CA (San Juan Project), 6% due 7/1/2019.................    Aaa/AAA        2,053,180
     2,000,000  Marin, CA Municipal Water District Water Rev., 5.65% due 7/1/2023.................     A1/AA         1,925,140
     3,000,000  Metropolitan Water District of Southern California Waterworks GOs,
                  5% due 3/1/2014.................................................................    Aaa/AAA        2,970,570
     4,500,000  Northern California Power Agency Public Power Rev. (Combustion Turbine Project A-1),
                  6% due 8/15/2010................................................................    Aaa/AAA        4,563,495
     4,500,000  Orange County, CA Local Transportation Authority (Measure M Sales Tax Rev.),
                  6% due 2/15/2009................................................................    Aaa/AAA        4,741,065
     2,500,000  Rancho, CA Water District Financing Authority Rev., 5.90% due 11/1/2015...........    Aaa/AAA        2,524,150
     3,250,000  San Francisco Bay Area Rapid Transit District, CA
                  (Sales Tax Rev.), 6.60% due 7/1/2012............................................    Aaa/AAA        3,533,075
     3,000,000  San Francisco, CA (City & County) Airport Commission Rev.
                  (International Airport), 6.60% due 5/1/2024*....................................    Aaa/AAA        3,217,710
     3,000,000  San Francisco, CA (City & County) Public Utilities Commission Water Rev.,
                  6% due 11/1/2015................................................................     Aa/AA         3,005,850
     5,000,000  University of California Regents (Multiple Purpose Projects), 6% due 9/1/2024.....    Aaa/AAA        5,264,450
                                                                                                                   -----------
    Total Municipal Bonds (Cost $90,662,846) -- 96.7% ............................................                  93,980,249
    Variable Rate Demand Notes (Cost $1,700,000) -- 1.7%..........................................                   1,700,000
    Other Assets Less Liabilities -- 1.6%.........................................................                   1,525,316
                                                                                                                   -----------
    NET ASSETS -- 100.0%..........................................................................                 $97,205,565
                                                                                                                   -----------
                                                                                                                   -----------

----------------
 * Interest income earned from this security is subject to the federal alternative minimum tax.
 + Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
                                                                      11

================================================================================
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------

                                                  FLORIDA SERIES

         FACE                                                                                       RATINGS          MARKET
        AMOUNT                                    MUNICIPAL BONDS                                  MOODY'S/S&P+      VALUE
      ----------                               --------------------                                ------------  --------------

  $   500,000    Broward County, FL GOs (Environmentally Sensitive Lands Project),
                   6.90% due 7/1/2009.............................................................    Aaa/AAA      $   521,070
    2,500,000    Broward County, FL Water & Sewer Utility Rev., 5% due 10/1/2018..................    Aaa/AAA        2,279,200
    1,500,000    Broward County School District, FL GOs, 7 1/8% due 2/15/2008.....................    Aaa/AAA        1,623,360
    1,500,000    Citrus County, FL Pollution Control Rev. (Florida Power Corporation Crystal River
                   Power Plant Project), 6% due 1/1/2027..........................................      A1/A+        1,598,130
    2,000,000    Collier County, FL Water & Sewer Rev., 5 1/4% due 7/1/2021.......................    Aaa/AAA        1,871,160
    1,250,000    Dade County, FL Aviation Rev., 6 1/8% due 10/1/2020*.............................    Aaa/AAA        1,277,650
    1,000,000    Dade County, FL Public Facilities Rev. (Jackson Memorial Hospital),
                   5 1/4% due 6/1/2023............................................................    Aaa/AAA          920,650
    2,870,000    Dade County, FL Public Improvement GOs, 5 3\4% due 10/1/2016.....................    Aaa/AAA        2,870,000
    2,000,000    Dade County, FL Water & Sewer System Rev., 5% due 10/1/2022......................    Aaa/AAA        1,994,640
    2,000,000    Dade County Health Facilities Authority, FL Hospital Rev. (Baptist Hospital
                   of Miami Project), 5 1/4% due 5/15/2021........................................    Aaa/AAA        1,851,680
    1,000,000    Dunes Community Development District, FL Rev. (Intracoastal Waterway Bridge Project),
                   7% due 2/1/2007................................................................     NR/A          1,030,430
    1,000,000   Florida Housing Finance Agency (General Mortgage Rev.), 6.35% due 6/1/2014........    NR/AAA         1,028,730
      715,000   Florida Housing Finance Agency Rev. (Single Family Mortgage), 6.55% due 7/1/2014*     Aaa/AAA          735,878
    2,000,000   Florida Housing Finance Agency Rev. (Homeowner Mortgage), 6.20% due 7/1/2027*.....     Aa/AA         2,014,260
    2,000,000   Florida State Department of Transportation GOs (Right of Way),
                  5.80% due 7/1/2021..............................................................     Aa/AA         2,008,660
    1,000,000   Florida State Municipal Power Agency Rev. (St. Lucie Project), 5 1/2% due 10/1/2012   Aaa/AAA          991,600
    2,500,000   Florida State Turnpike Authority Turnpike Rev., 5% due 7/1/2025...................    Aaa/AAA        2,469,900
    1,500,000   Gainesville, FL Utilities System Rev., 5 1/2% due 10/1/2013.......................     Aa/AA         1,470,810
    2,500,000   Hillsborough County, FL Aviation Authority Rev. (Tampa International Airport),
                  5% due 10/1/2023*...............................................................    Aaa/AAA        2,343,000
    1,500,000   Jacksonville Electric Authority, FL Rev. (St. Johns River Power Park System),
                  5 1/2% due 10/1/2013............................................................    Aa1/AA         1,470,810
    2,000,000   Kissimmee Utility Authority, FL Electric System Improvement Rev.,
                  5 1/4% due 10/1/2018............................................................    Aaa/AAA        1,885,560
    1,000,000   Lee County, FL Transportation Facilities Rev., 6% due 10/1/2015                       Aaa/AAA        1,025,920
    2,000,000   Orlando, FL Utilities Commission Water & Electric Rev., 5 1/2% due 10/1/2026......     Aa/AA-        1,912,420
    1,000,000   Osceola County, FL Transportation Rev. (Osceola Parkway Project),
                  6.10% due 4/1/2017..............................................................    Aaa/AAA        1,026,590
    1,200,000   Palm Beach County, FL Criminal Justice Facilities Rev., 7 1/4% due 6/1/2011.......    Aaa/AAA        1,330,764
    1,500,000   Palm Beach County, FL Water & Sewer Rev., 7 1/8% due 10/1/2009....................     Aa/A+         1,584,885
    1,625,000   Palm Beach County, FL Water & Sewer Rev., 5 1/4% due 10/1/2013....................    Aaa/AAA        1,557,985
    1,000,000   Pensacola Health Facilities Authority, FL Health Facilities Rev.
                  (Daughters of Charity  National Health System--Sacred Heart Hospital of Pensacola),
                  5 1/4% due 1/1/2011.............................................................     Aa/AA           933,270
    1,250,000   Volusia County, FL Educational Facilities Authority Rev. (Embry-Riddle Aeronautical
                University Project), 6% due 10/15/2022............................................    NR/AAA         1,337,425
                                                                                                                   -----------
    Total Municipal Bonds (Cost $44,280,089) -- 96.8% ............................................                  44,966,437
    Variable Rate Demand Notes (Cost $800,000) -- 1.7%............................................                     800,000
    Other Assets Less Liabilities -- 1.5%.........................................................                     710,782
                                                                                                                   -----------
    NET ASSETS -- 100.0%..........................................................................                 $46,477,219
                                                                                                                   -----------
                                                                                                                   -----------

-----------------
*  Interest income earned from this security is subject to the federal alternative minimum tax.
+  Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
                                                            September 30, 1996
--------------------------------------------------------------------------------

                                               NORTH CAROLINA SERIES

         FACE                                                                                       RATINGS          MARKET
        AMOUNT                                    MUNICIPAL BONDS                                  MOODY'S/S&P+      VALUE
      ----------                               --------------------                                ------------  --------------
    $1,250,000   Appalachian State University, NC Housing & Student Center System Rev.,
                   5% due 7/15/2015...............................................................   Aaa/AAA       $ 1,234,900
     1,250,000   Asheville, NC Water System Rev., 5.70% due 8/1/2025..............................   Aaa/AAA         1,242,888
       600,000   Buncombe County, NC Metropolitan Sewerage District (Sewerage System Rev.),
                   5 1/2% due 7/1/2022............................................................   Aaa/AAA           582,264
     2,000,000   Charlotte-Mecklenburg Hospital Authority, NC Health Care System Rev.,
                   6 1/4% due 1/1/2020............................................................    Aa/AA          2,037,060
     1,000,000   Charlotte, NC Certificates of Participation (Charlotte-Mecklenburg Law Enforcement
                   Center Project), 5% due 6/1/2013...............................................    Aa1/AA           995,020
     2,000,000   Charlotte, NC Water & Sewer GOs, 5.90% due 2/1/2017..............................   Aaa/AAA         2,076,920
     1,590,000   Concord, NC Utilities System Rev., 5% due 12/1/2017..............................   Aaa/AAA         1,578,313
     2,000,000   Fayetteville, NC Public Works Commission Rev., 4% due 3/1/2014...................   Aaa/AAA         1,795,880
     2,500,000   Martin County Industrial Facilities and Pollution Control Financing Authority, NC
                   (Weyerhaeuser Company Project), 5.65% due 12/1/2023*...........................     A2/A          2,405,850
       500,000   North Carolina Educational Facilities Financing Authority Rev.
                   (Duke University Project),
                   6% due 10/1/2021................................................................  Aa1/AA+           545,190
       500,000   North Carolina Educational Facilities Financing Authority Rev.
                   (Elon College Project),
                   6% due 1/1/2014.................................................................  NR/AAA            524,300
       600,000   North Carolina Housing Finance Agency Rev. (Multi-Family), 5.80% due 7/1/2014.....   Aa/AA            594,690
     1,455,000   North Carolina Housing Finance Agency Rev. (Single Family), 6 1/2% due 3/1/2018...   Aa/AA          1,501,400
       250,000   North Carolina Housing Finance Agency Rev. (Multi-Family), 5.90% due 7/1/2026.....   Aa/AA            244,490
       750,000   North Carolina Medical Care Commission Hospital Rev. (North Carolina Baptist
                   Hospital Project), 6% due 6/1/2014..............................................   Aa/AA            773,513
     1,000,000   North Carolina Medical Care Commission Hospital Rev. (Mercy Hospital Project),
                   6 1/2% due 8/1/2015.............................................................   NR/NR          1,050,880
     1,250,000   North Carolina Medical Care Commission Hospital Rev. (Rex Hospital Project),
                   6 1/4% due 6/1/2017.............................................................   A1/A+          1,276,687
     1,500,000   North Carolina Medical Care Commission Hospital Rev. (Carolina Medicorp Project),
                   6% due 5/1/2021.................................................................   Aa/AA          1,499,910
     1,000,000   North Carolina Medical Care Commission Hospital Rev. (Memorial Mission Hospital
                   Project), 6% due 10/1/2022......................................................  Aaa/AAA         1,009,480
     2,250,000   North Carolina Medical Care Commission Hospital Rev. (Presbyterian Health Services
                   Corp. Project), 6% due 10/1/2024................................................   Aa/AA          2,250,000
     2,000,000   North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., 5% due 1/1/2015  Aaa/AAA         1,986,400
     3,000,000   North Carolina Municipal Power Agency
                   No. 1 Catawba Electric Rev., 5% due 1/1/2020 ...................................  Aaa/AAA         2,750,160
     1,000,000   Orange, NC Water & Sewer Authority Rev., 5.20% due 7/1/2016.......................   Aa/AA            943,350
       250,000   Piedmont Triad Airport Authority, NC Airport Rev. Series "A," 6% due 7/1/2016.....  Aaa/AAA           270,452
       775,000   Raleigh, NC GOs, 6 1/2% due 3/1/2008..............................................  Aaa/AAA           832,366
       200,000   Transylvania County, NC GOs, 6.80% due 4/1/2007...................................    A/A             216,010
       500,000   University of North Carolina Chapel Hill Housing System Rev., 6.40% due 11/1/2010    NR/AA-           529,390
     1,500,000   University of North Carolina Charlotte Rev. (Student Activity Center),
                   5 1/2% due 6/1/2021.............................................................  Aaa/AAA         1,458,465
       500,000   University of North Carolina Hospitals at Chapel Hill Rev., 6% due 2/15/2017......   Aa/AA            515,500
     1,000,000   University of North Carolina Hospitals at Chapel Hill Rev., 5 1/4% due 2/15/2026..   Aa/AA            932,100

-------------------
*  Interest income earned from this security is subject to the federal alternative minimum tax.
+  Ratings have not been audited by Deloitte & Touche LLP.

                                                                        13
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS  (continued)                      September 30, 1996
--------------------------------------------------------------------------------

                                          NORTH CAROLINA SERIES (continued)

         FACE                                                                                       RATINGS          MARKET
        AMOUNT                                    MUNICIPAL BONDS                                  MOODY'S/S&P+      VALUE
      ----------                               --------------------                                ------------  --------------
    $1,550,000   Wake County Industrial Facilities & Pollution Control Financing Authority, NC
                   (Carolina Power & Light), 6.90% due 4/1/2009....................................   A2/A1        $ 1,665,227
       500,000   Wayne County, NC GOs, 5.90% due 2/1/2009..........................................    A/A+            520,170
                                                                                                                   -----------
    Total Municipal Bonds (Cost $37,015,217) -- 101.8% ............................................                 37,839,225
    Other Assets Less Liabilities -- (1.8)%........................................................                   (673,054)
                                                                                                                   -----------
    NET ASSETS -- 100.0%...........................................................................                $37,166,171
                                                                                                                   -----------
                                                                                                                   -----------

+  Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES                        September 30, 1996
--------------------------------------------------------------------------------

                                                                CALIFORNIA        CALIFORNIA                            NORTH
                                                                HIGH-YIELD         QUALITY           FLORIDA           CAROLINA
                                                                  SERIES            SERIES            SERIES            SERIES
                                                              --------------     -------------     ------------      -------------
ASSETS:
Investments, at value (see portfolios of investments):
  Long-term holdings  . . . . . . . . . . . . . . . . . . .   $   50,996,019     $  93,980,249     $ 44,966,437      $  37,839,225
  Short-term holdings . . . . . . . . . . . . . . . . . . .        1,900,000         1,700,000          800,000                 --
                                                              --------------     -------------     ------------      -------------
                                                                  52,896,019        95,680,249       45,766,437         37,839,225
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . .           38,497           332,113           53,902             69,360
Interest receivable  . . . . . . . . . . . . . . . . . . .           872,642         1,544,901        1,007,268            619,014
Receivable for Shares of Beneficial Interest sold . . . . .           50,034               381              200              2,168
Expenses prepaid to shareholder service agent  . . . . . .             5,961            10,862            7,133              7,554
Other  . . . . . . . . . . . . . . . . . . . . . . . . . .             2,025             3,591            1,856              1,626
                                                              --------------     -------------     ------------      -------------
Total Assets  . . . . . . . . . . . . . . . . . . . . . .         53,865,178        97,572,097       46,836,796         38,538,947
                                                              --------------     -------------     ------------      -------------

LIABILITIES:
Payable for securities purchased  . . . . . . . . . . . .          1,500,000                --               --          1,237,027
Dividend payable  . . . . . . . . . . . . . . . . . . . .             98,503           170,583           77,545             62,198
Payable for Shares of Beneficial Interest repurchased . .                 --            88,011          201,849              5,000
Accrued expenses, taxes, and other  . . . . . . . . . . .             83,400           107,938           80,183             68,551
                                                              --------------     -------------     ------------      -------------
Total Liabilities  . . . . . . . . . . . . . . . . . . .           1,681,903           366,532          359,577          1,372,776
                                                              --------------     -------------     ------------      -------------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . .        $52,183,275       $97,205,565      $46,477,219        $37,166,171
                                                              --------------     -------------     ------------      -------------
                                                              --------------     -------------     ------------      -------------

COMPOSITION OF NET ASSETS:

Shares of Beneficial Interest, at par:
      Class A  . . . . . . . . . . . . . . . . . . . . .         $     7,735       $    14,159      $     5,894          $   4,584
      Class D  . . . . . . . . . . . . . . . . . . . . .                 295               244              166                157
Additional paid-in capital . . . . . . . . . . . . . . .          49,948,015        94,075,578       45,154,873         36,189,507
Undistributed net realized gain/ (distribution in excess
      of net realized gain)  . . . . . . . . . . . . . .             656,157          (201,819)         629,938            147,915
Net unrealized appreciation of investments . . . . . . .           1,571,073         3,317,403          686,348            824,008
                                                              --------------     -------------     ------------      -------------
Net Assets  . . . . . . . . . . . . . . . . . . . . . .          $52,183,275       $97,205,565      $46,477,219        $37,166,171
                                                              --------------     -------------     ------------      -------------
                                                              --------------     -------------     ------------      -------------

NET ASSETS:
      Class A  . . . . . . . . . . . . . . . . . . . . .         $50,264,190       $95,560,369      $45,200,550        $35,933,912
      Class D  . . . . . . . . . . . . . . . . . . . . .         $ 1,919,085       $ 1,645,196      $ 1,276,669        $ 1,232,259

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING:
(Unlimited shares authorized; $.001 par value)
      Class A  . . . . . . . . . . . . . . . . . . . . .           7,735,149        14,158,491        5,893,544          4,583,980
      Class D  . . . . . . . . . . . . . . . . . . . . .             294,980           244,236          166,165            157,281

NET ASSET VALUE PER SHARE:
      Class A  . . . . . . . . . . . . . . . . . . . . .               $6.50             $6.75            $7.67              $7.84
      Class D  . . . . . . . . . . . . . . . . . . . . .               $6.51             $6.74            $7.68              $7.83


-------------------

See Notes to Financial Statements.

================================================================================
STATEMENTS OF OPERATIONS                 For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                                                 CALIFORNIA      CALIFORNIA                             NORTH
                                                                 HIGH-YIELD        QUALITY            FLORIDA          CAROLINA
                                                                   SERIES           SERIES            SERIES            SERIES
                                                               ------------      ------------      ------------      ------------
INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .       $  3,199,448      $  5,707,092      $  2,875,437      $  2,206,026
                                                               ------------      ------------      ------------      ------------
EXPENSES:
Management fees  . . . . . . . . . . . . . . . . . . . .            252,643           483,123           243,865           187,874
Distribution and service fees  . . . . . . . . . . . . .             61,490           102,682           124,366           100,286
Shareholder account services  . . . . . . . . . . . . . .            60,179           105,465            60,189            56,752
Auditing and legal fees  . . . . . . . . . . . . . . . .             20,752            20,752            22,733            23,130
Custody and related services . . . . . . . . . . . . . .             11,825            25,166            11,268            10,988
Registration . . . . . . . . . . . . . . . . . . . . . .              9,076            10,720             7,744             6,524
Shareholder reports and communications . . . . . . . . .              9,074             9,497             5,527            10,137
Trustees' fees and expenses . . . . . . . . . . . . . .               7,981             7,990             7,316             7,142
Miscellaneous . . . . . . . . . . . . . . . . . . . . .               5,012             8,635             2,984             4,409
                                                               ------------      ------------      ------------      ------------
Total expenses . . . . . . . . . . . . . . . . . . . . .            438,032           774,030           485,992           407,242
                                                               ------------      ------------      ------------      ------------
Net investment income  . . . . . . . . . . . . . . . . .          2,761,416         4,933,062         2,389,445         1,798,784
                                                               ------------      ------------      ------------      ------------

NET REALIZED AND UNREALIZED GAIN
        (LOSS) ON INVESTMENTS:
Net realized gain on investments  . . . . . . . . . . .             761,672            10,779           848,068           150,901
Net change in unrealized appreciation
   of investments . . . . . . . . . . . . . . . . . . .            (302,934)        1,634,127          (599,721)          428,165
                                                               ------------      ------------      ------------      ------------
Net gain on investments  . . . . . . . . . . . . . . . .            458,738         1,644,906           248,347           579,066
                                                               ------------      ------------      ------------      ------------
Increase in Net Assets from Operations . . . . . . . . .         $3,220,154        $6,577,968        $2,637,792        $2,377,850
                                                               ------------      ------------      ------------      ------------
                                                               ------------      ------------      ------------      ------------

----------------
See notes to financial statements.

16

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  CALIFORNIA HIGH-YIELD                  CALIFORNIA QUALITY
                                                                         SERIES                                SERIES
                                                            ---------------------------------      ------------------------------
                                                                YEAR ENDED SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------------      ------------------------------
                                                                 1996               1995               1996              1995
                                                            ------------        -------------      -------------     ------------
OPERATIONS:
Net investment income.................................      $  2,761,416        $   2,807,220      $   4,933,062     $  5,160,992
Net realized gain (loss) on investments...............           761,672               88,139             10,779          (40,110)
Net change in unrealized appreciation/depreciation
    of investments....................................          (302,934)           1,121,392          1,634,127        4,529,579
                                                            ------------        -------------      -------------     ------------
  Increase in net assets from operations..............         3,220,154            4,016,751          6,577,968        9,650,461
                                                            ------------        -------------      -------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A.............................................        (2,694,728)          (2,768,632)        (4,886,875)      (5,122,722)
  Class D.............................................           (66,688)             (38,588)           (46,187)         (38,270)
Net realized gain on investments:
  Class A.............................................          (181,195)                  --           (170,861)        (893,986)
  Class D.............................................            (4,083)                  --             (1,627)          (7,846)
                                                            ------------        -------------      -------------     ------------
Decrease in net assets from distributions.............        (2,946,694)          (2,807,220)        (5,105,550)      (6,062,824)
                                                            ------------        -------------      -------------     ------------
TRANSACTIONS IN SHARES OF
    BENEFICIAL INTEREST:
Net proceeds from sale of shares:
  Class A.............................................         7,028,522            6,943,019          4,563,152        3,791,860
  Class D.............................................           971,455              707,886            938,009          336,722
Shares issued in payment of dividends:
  Class A.............................................         1,381,074            1,388,517          2,408,049        2,556,436
  Class D.............................................            51,365               29,049             28,597           16,286
Exchanged from associated Funds:
  Class A.............................................         2,237,849            2,554,338          6,680,456        1,674,871
  Class D.............................................           197,372                9,444            601,980           36,700
Shares issued in payment of gain distributions:
  Class A ............................................           123,013                   --            108,888          588,709
  Class D ............................................             3,665                   --                857            3,308
                                                            ------------        -------------      -------------     ------------
  Total ..............................................        11,994,315           11,632,253         15,329,988        9,004,892
                                                            ------------        -------------      -------------     ------------
Cost of shares repurchased:
  Class A.............................................       (10,210,483)          (6,675,164)        (8,519,741)     (12,989,249)
  Class D.............................................          (128,873)             (12,518)          (208,709)        (274,505)
Exchanged into associated Funds:
  Class A.............................................        (2,054,893)          (1,900,990)        (6,087,884)      (3,245,114)
  Class D.............................................          (471,562)            (128,605)          (590,062)        (105,836)
                                                            ------------        -------------      -------------     ------------
  Total ..............................................       (12,865,811)          (8,717,277)       (15,406,396)     (16,614,704)
                                                            ------------        -------------      -------------     ------------
Increase (decrease) in net assets from transactions
  in Shares of Beneficial Interest....................          (871,496)           2,914,976            (76,408)      (7,609,812)
                                                            ------------        -------------      -------------     ------------
Increase (decrease) in net assets...................            (598,036)           4,124,507          1,396,010       (4,022,175)

NET ASSETS:
Beginning of year...................................          52,781,311           48,656,804         95,809,555       99,831,730
                                                            ------------        -------------      -------------     ------------
End of year.........................................         $52,183,275          $52,781,311        $97,205,565      $95,809,555
                                                            ------------        -------------      -------------     ------------
                                                            ------------        -------------      -------------     ------------

---------------
See notes to financial statements.

                                                                            17

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------

                                                                                                        NORTH CAROLINA
                                                                        FLORIDA SERIES                      SERIES
                                                                  YEAR ENDED SEPTEMBER 30,            YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------------      ------------------------------
                                                                1996                1995               1996              1995
                                                            ------------        -------------      -------------     ------------
OPERATIONS:
Net investment income.................................      $  2,389,445        $   2,643,663      $   1,798,784     $  2,049,418
Net realized gain on investments......................           848,068              295,392            150,901           67,083
Net change in unrealized appreciation/depreciation
  of investments......................................          (599,721)           2,057,465            428,165        2,320,714
                                                            ------------        -------------      -------------     ------------
Increase in net assets from operations................         2,637,792            4,996,520          2,377,850        4,437,215
                                                            ------------        -------------      -------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A.............................................        (2,340,450)          (2,625,734)        (1,748,201)      (1,991,128)
  Class D.............................................           (48,995)             (17,929)           (50,583)         (58,290)
Net realized gain on investments:
  Class A.............................................          (503,822)             (13,355)           (67,229)         (67,575)
  Class D.............................................            (8,426)                 (68)            (2,262)          (2,384)
                                                            ------------        -------------      -------------     ------------
Decrease in net assets from distributions.............        (2,901,693)          (2,657,086)        (1,868,275)      (2,119,377)
                                                            ------------        -------------      -------------     ------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST:
Net proceeds from sale of shares:
  Class A.............................................         2,194,401            2,612,961          2,675,748        3,259,927
  Class D.............................................           844,824              463,188            263,673          514,321
Shares issued in payment of dividends:
  Class A.............................................           944,497            1,095,007            915,705        1,126,718
  Class D.............................................            27,492               10,660             37,861           34,388
Exchanged from associated Funds:
  Class A.............................................         1,720,648            1,500,260            558,685        1,065,941
  Class D.............................................           132,950              334,150              3,221          583,255
Shares issued in payment of gain distributions:
  Class A ............................................           274,175                7,441             49,273           51,235
  Class D ............................................             3,798                   60              2,102            2,322
                                                            ------------        -------------      -------------     ------------
Total ................................................         6,142,785            6,023,727          4,506,268        6,638,107
                                                            ------------        -------------      -------------     ------------
Cost of shares repurchased:
  Class A.............................................        (7,546,385)          (7,404,963)        (5,507,260)      (7,888,154)
  Class D.............................................          (254,841)            (147,983)          (151,705)        (171,491)
Exchanged into associated Funds:
  Class A.............................................        (1,167,372)            (998,971)          (695,424)      (1,326,399)
  Class D.............................................           (65,958)            (319,464)          (198,185)      (1,069,453)
                                                            ------------        -------------      -------------     ------------
Total ................................................        (9,034,556)          (8,871,381)        (6,552,574)     (10,455,497)
                                                            ------------        -------------      -------------     ------------
Decrease in net assets from transactions
  in Shares of Beneficial Interest....................        (2,891,771)          (2,847,654)        (2,046,306)      (3,817,390)
                                                            ------------        -------------      -------------     ------------
Decrease in net assets................................        (3,155,672)            (508,220)        (1,536,731)      (1,499,552)


NET ASSETS:
Beginning of year.....................................        49,632,891           50,141,111         38,702,902       40,202,454
                                                            ------------        -------------      -------------     ------------
End of year...........................................       $46,477,219          $49,632,891        $37,166,171      $38,702,902
                                                            ------------        -------------      -------------     ------------
                                                            ------------        -------------      -------------     ------------

----------------
See notes to financial statements.

18

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman Municipal Series Trust, formerly Seligman Tax-Exempt Series Trust (the "Trust") consists of four separate series: the "California High-Yield Series," the "California Quality Series," the "Florida Series," and the "North Carolina Series." Each Series of the Trust offers two classes of shares. All shares existing prior to February 1, 1994, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a higher distribution fee and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. There is no provision for federal income or excise tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Trust amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended September 30, 1996, distribution and service fees were the only class-specific expenses.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of any series of the Trust. At September 30, 1996, realized capital gains for federal tax purposes exceeded realized capital gains for financial statement purposes for the California High-Yield and California Quality Series by $59,886 and $223,740, respectively.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996, were as follows:

         SERIES                  PURCHASES           SALES
        -------                ------------       -----------
California High-Yield           $20,801,177       $16,698,461
California Quality               12,188,715        14,094,245
Florida                           8,842,547        12,180,335
North Carolina                    5,690,675         6,204,311

     At September 30, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                                    TOTAL           TOTAL
                                 UNREALIZED      UNREALIZED
        SERIES                  APPRECIATION    DEPRECIATION
        ------                  ------------    ------------
California High-Yield           $1,812,028       $  240,955
California Quality               4,240,018          922,615
Florida                          1,158,394          472,046
North Carolina                   1,142,804          318,796

================================================================================
NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Trust and provides the necessary personnel and facilities. Compensation of all officers of the Trust, all trustees of the Trust who are employees or consultants of the Manager, and all personnel of the Trust and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of each Series' average daily net assets. For the year ended September 30, 1996, the Manager, at its discretion, waived a portion of its fees for the Florida and North Carolina Series equal to $953 and $2,623, respectively. The management fees reflected in the Statements of Operations represent 0.50% and 0.49%, respectively, per annum of their average net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sale of Class A shares: DISTRIBUTOR DEALER SERIES CONCESSIONS COMMISSIONS ------ ------------ ---------- California High-Yield $14,028 $100,612 California
Quality 14,194 104,653 Florida 9,355 72,852 North Carolina 12,563 91,647

     The Trust has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Trust pursuant to the Plan. For the year ended September 30, 1996, for the California High-Yield, California Quality, Florida, and North Carolina Series, fees paid aggregated $46,930, $91,746, $112,531, and $87,589, respectively, or 0.10%, 0.10%, 0.24%, and 0.24%, respectively, per annum of average daily net assets.

     The Trust has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Trust to the Distributor pursuant to the Plan. For the year ended September 30, 1996, fees paid amounted to $14,560, $10,936, $11,835, and $12,697, or 1% per annum of the average daily net assets of Class D shares of the California High-Yield, California Quality, Florida, and North Carolina Series, respectively.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 1996, such charges amounted to $443 for the California High-Yield Series, $526 for the California Quality Series, $138 for the Florida Series, and $5 for the North Carolina Series.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1996, Seligman Services, Inc. received commissions from sales of shares of each Series, and distribution and service fees, pursuant to the Plan, as follows:

                                             DISTRIBUTION AND
        SERIES               COMMISSIONS       SERVICE FEES
        ------               ------------      ------------
California High-Yield        $      28           $1,592
California Quality               2,241            2,753
Florida                          1,101            5,070
North Carolina                     171            1,638

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

         SERIES
         ------
California High-Yield         $  60,179
California Quality              105,465
Florida                          60,189
North Carolina                   56,752

    Certain officers and trustees of the Trust are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

================================================================================

--------------------------------------------------------------------------------

     Fees of $19,000 were incurred by the Trust for the legal services of Sullivan & Cromwell, a member of which firm is a trustee of the Trust.

     The Trust has a compensation agreement under which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The annual cost of such fees and interest is included in trustees' fees and expenses, and the accumulated balances thereof at September 30, 1996, were as follows:

       SERIES
       ------
California High-Yield              $26,074
California Quality                  26,074
Florida                             12,540
North Carolina                       8,941

5. Transactions in Shares of Beneficial Interest were as follows:

                                                                  CALIFORNIA HIGH-YIELD                    CALIFORNIA QUALITY
                                                                         SERIES                                   SERIES
                                                              ----------------------------           ----------------------------
                                                                 YEAR ENDED SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------          ----------------------------
                                                                 1996               1995                1996              1995
                                                              ---------           ---------          ---------          ---------
Sale of shares:
  Class A.............................................        1,087,963           1,079,685            673,408            590,593
  Class D.............................................          152,012             110,995            139,499             53,458
Shares issued in payment of dividends:
  Class A.............................................          213,528             219,618            356,784            397,979
  Class D.............................................            7,942               4,570              4,255              2,531
Exchanged from associated Funds:
  Class A.............................................          343,880             404,353            996,761            265,696
  Class D.............................................           30,371               1,488             89,271              5,830
Shares issued in payment of gain distributions:
  Class A.............................................           18,896                  --             16,012            100,634
  Class D.............................................              562                  --                126                566
                                                              ---------           ---------          ---------          ---------
Total.................................................        1,855,154           1,820,709          2,276,116          1,417,287
                                                              ---------           ---------          ---------          ---------
Shares repurchased:
        Class A.......................................       (1,573,674)         (1,056,589)        (1,264,284)        (2,039,599)
        Class D.......................................          (19,819)             (1,935)           (31,274)           (42,182)
Exchanged into associated Funds:
        Class A.......................................         (317,574)           (302,366)          (905,529)          (513,872)
        Class D.......................................          (73,253)            (21,039)           (87,668)           (17,443)
                                                              ---------           ---------          ---------          ---------
Total.................................................       (1,984,320)         (1,381,929)        (2,288,755)        (2,613,096)
                                                              ---------           ---------          ---------          ---------
Increase (decrease) in shares.........................         (129,166)            438,780            (12,639)        (1,195,809)
                                                              ---------           ---------          ---------          ---------
                                                              ---------           ---------          ---------          ---------

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                                                                                                            NORTH CAROLINA
                                                                      FLORIDA SERIES                            SERIES
                                                              ----------------------------           ----------------------------
                                                                  YEAR ENDED SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------          ----------------------------
                                                                1996                 1995              1996               1995
                                                              ---------           ---------          ---------          ---------
Sale of shares:
  Class A.............................................          284,373             347,578            342,388            438,845
  Class D.............................................          109,057              60,844             34,006             72,260
Shares issued in payment of dividends:
  Class A.............................................          122,783             146,628            116,783            151,286
  Class D.............................................            3,582               1,419              4,830              4,585
Exchanged from associated Funds:
  Class A.............................................          222,479             199,964             72,372            147,787
  Class D.............................................           17,046              43,212                425             82,219
Shares issued in payment of gain distributions:
  Class A.............................................           35,286               1,075              6,221              7,647
  Class D.............................................              488                   9                265                347
                                                              ---------           ---------          ---------          ---------
Total.................................................          795,094             800,729            577,290            904,976
                                                              ---------           ---------          ---------          ---------
Shares repurchased:
        Class A.......................................         (981,300)           (999,949)          (704,359)        (1,057,443)
        Class D.......................................          (33,593)            (19,405)           (19,457)           (22,493)
Exchanged into associated Funds:
        Class A.......................................         (151,754)           (135,404)           (88,114)          (183,108)
        Class D.......................................           (8,586)            (41,150)           (25,245)          (150,222)
                                                              ---------           ---------          ---------          ---------
Total.................................................       (1,175,233)         (1,195,908)          (837,175)        (1,413,266)
                                                              ---------           ---------          ---------          ---------
Decrease in shares....................................         (380,139)           (395,179)          (259,885)          (508,290)
                                                              ---------           ---------          ---------          ---------
                                                              ---------           ---------          ---------          ---------

22

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The Trust's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class' beginning net asset value to the ending net asset value so that they may understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts, based on average shares outstanding.

     The total return based on net asset value measures each Class' performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. The total returns for periods of less than one year are not annualized.

CALIFORNIA HIGH-YIELD SERIES                                         CLASS A                                 CLASS D
                                                 ---------------------------------------------     ---------------------------
                                                                                                     YEAR ENDED
                                                            YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,     2/1/94**
PER SHARE OPERATING                              ---------------------------------------------     ---------------      TO
   PERFORMANCE:                                  1996       1995     1994       1993     1992       1996     1995     9/30/94
                                                 -----     -----     -----     -----     -----     -----     -----    -------
Net asset value, beginning of period..........   $6.47     $6.30     $6.73     $6.65     $6.50     $6.48     $6.31     $6.67
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net investment income.........................    0.36      0.37      0.37      0.39      0.41      0.30      0.31      0.21
Net realized and unrealized gain (loss).......    0.05      0.17     (0.34)     0.28      0.16      0.05      0.17     (0.36)
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Increase (decrease) from investment operations    0.41      0.54      0.03      0.67      0.57      0.35      0.48     (0.15)
Dividends paid or declared....................   (0.36)    (0.37)    (0.37)    (0.39)    (0.41)    (0.30)    (0.31)    (0.21)
Distributions from net gain realized..........   (0.02)       --     (0.09)    (0.20)    (0.01)    (0.02)       --        --
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net increase (decrease) in net asset value....    0.03      0.17     (0.43)     0.08      0.15      0.03      0.17     (0.36)
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period................   $6.50     $6.47     $6.30     $6.73     $6.65     $6.51     $6.48     $6.31
                                                 -----     -----     -----     -----     -----     -----     -----     -----
                                                 -----     -----     -----     -----     -----     -----     -----     -----
TOTAL RETURN BASED
   ON NET ASSET VALUE:                            6.49%     8.85%     0.41%    10.66%     9.00%     5.53%     7.78%    (2.47)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets................    0.84%     0.90%     0.85%     0.88%     0.82%     1.74%     1.91%      1.74%+
Net investment income to average net assets       5.49%     5.84%     5.74%     5.94%     6.20%     4.59%     4.84%      4.73%+
Portfolio turnover............................   34.75%    17.64%     8.36%     7.70%    45.50%    34.75%    17.64%      8.36%++
Net assets, end of period (000s omitted)...... $50,264   $51,504   $48,007   $51,218   $49,448    $1,919    $1,277       $650

------------------
See page 25 for footnotes.

                                                                 23

================================================================================
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

CALIFORNIA QUALITY SERIES                                         CLASS A                                 CLASS D
                                                 ---------------------------------------------     ---------------------------
                                                                                                     YEAR ENDED
                                                            YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,     2/1/94**
PER SHARE OPERATING                              ---------------------------------------------     ---------------      TO
   PERFORMANCE:                                  1996       1995     1994       1993     1992       1996     1995     9/30/94
                                                 -----     -----     -----     -----     -----     -----     -----    -------
Net asset value, beginning of period..........   $6.65     $6.39     $7.28     $6.85     $6.65     $6.63     $6.38     $7.13
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net investment income.........................    0.35      0.34      0.35      0.37      0.40      0.28      0.28      0.19
Net realized and unrealized gain (loss).......    0.11      0.32     (0.73)     0.54      0.22      0.12      0.31     (0.75)
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Increase (decrease) from investment operations    0.46      0.66     (0.38)     0.91      0.62      0.40      0.59     (0.56)
Dividends paid or declared....................   (0.35)    (0.34)    (0.35)    (0.37)    (0.40)    (0.28)    (0.28)    (0.19)
Distributions from net gain realized..........   (0.01)    (0.06)    (0.16)    (0.11)    (0.02)    (0.01)    (0.06)       --
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net increase (decrease) in net asset value....    0.10      0.26     (0.89)     0.43      0.20      0.11      0.25     (0.75)
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period................   $6.75     $6.65     $6.39     $7.28     $6.85     $6.74     $6.63     $6.38
                                                 -----     -----     -----     -----     -----     -----     -----     -----
                                                 -----     -----     -----     -----     -----     -----     -----     -----
TOTAL RETURN BASED
   ON NET ASSET VALUE:                            7.00%    10.85%    (5.46)%   13.92%     9.56%     6.20%      9.61%   (8.01)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets................    0.79%     0.89%     0.81%     0.82%     0.78%     1.69%      1.88%    1.77%+
Net investment income to average net assets...    5.11%     5.34%     5.20%     5.30%     5.86%     4.21%      4.36%    4.39%+
Portfolio turnover............................   12.84%    11.24%    22.16%    15.67%    34.25%    12.84%     11.24%   22.16%++
Net assets, end of period (000s omitted)...... $95,560   $94,947   $99,020  $111,732   $93,557    $1,645       $863     $812


FLORIDA SERIES                                                      CLASS A                                 CLASS D
                                                 ---------------------------------------------     ---------------------------
                                                                                                     YEAR ENDED
                                                            YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,     2/1/94**
PER SHARE OPERATING                              ---------------------------------------------     ---------------      TO
   PERFORMANCE:                                  1996       1995     1994       1993     1992       1996     1995     9/30/94
                                                 -----     -----     -----     -----     -----     -----     -----    -------
Net asset value, beginning of period..........   $7.71     $7.34     $8.20      $7.56    $7.37     $7.72     $7.34     $8.10
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net investment income*........................    0.38      0.40      0.42      0.46      0.47      0.32      0.34      0.24
Net realized and unrealized gain (loss).......    0.04      0.37     (0.74)     0.65      0.19      0.04      0.38     (0.76)
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Increase (decrease) from investment operations    0.42      0.77     (0.32)     1.11      0.66      0.36      0.72     (0.52)
Dividends paid or declared....................   (0.38)    (0.40)    (0.42)    (0.46)    (0.47)    (0.32)    (0.34)    (0.24)
Distributions from net gain realized..........   (0.08)       --     (0.12)    (0.01)       --     (0.08)       --        --
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net increase (decrease) in net asset value....   (0.04)     0.37    (0.86)      0.64      0.19     (0.04)     0.38     (0.76)
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period................   $7.67     $7.71     $7.34     $8.20     $7.56     $7.68     $7.72     $7.34
                                                 -----     -----     -----     -----     -----     -----     -----     -----
                                                 -----     -----     -----     -----     -----     -----     -----     -----
TOTAL RETURN BASED
   ON NET ASSET VALUE:                            5.54%    10.87%    (3.99)%   15.21%     9.24%     4.74%    10.07%    (6.64)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets*...............    0.97%     0.72%     0.42%     0.23%     0.17%     1.73%     1.66%     1.29%+
Net investment income to average net assets*      4.90%     5.38%     5.49%     5.82%     6.32%     4.14%     4.53%     4.61%+
Portfolio turnover............................   18.53%    11.82%     6.17%    16.42%    12.62%    18.53%    11.82%     6.17%++
Net assets, end of period (000s omitted)...... $45,200   $49,030   $49,897   $52,855   $37,957    $1,277      $603      $244
    Without expense reimbursement and/or
    management waiver:*
Net investment income per share...............   $0.38     $0.37     $0.38     $0.40     $0.41     $0.32     $0.31     $0.21
Ratios:
   Expenses to average net assets.............    0.97%     1.03%     1.00%     1.03%     1.02%     1.73%     1.97%     1.84%+
   Net investment income to average net assets    4.90%     5.07%     4.91%     5.01%     5.47%     4.14%     4.22%     4.06%+

See page 25 for footnotes.

24

================================================================================

--------------------------------------------------------------------------------

NORTH CAROLINA SERIES                                               CLASS A                                 CLASS D
                                                 ---------------------------------------------     ---------------------------
                                                                                                     YEAR ENDED
                                                            YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,     2/1/94**
PER SHARE OPERATING                              ---------------------------------------------     ---------------      TO
   PERFORMANCE:                                  1996       1995     1994       1993     1992       1996     1995     9/30/94
                                                 -----     -----     -----     -----     -----     -----     -----    -------
Net asset value, beginning of period..........   $7.74     $7.30     $8.22      $7.61    $7.39     $7.74     $7.29     $8.17
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net investment income*........................    0.37      0.39      0.41      0.43      0.44      0.31      0.33      0.23
Net realized and unrealized gain (loss).......    0.11      0.45     (0.87)     0.63      0.22      0.10      0.46     (0.88)
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Increase (decrease) from investment operations    0.48      0.84     (0.46)     1.06      0.66      0.41      0.79     (0.65)
Dividends paid or declared....................   (0.37)    (0.39)    (0.41)    (0.43)    (0.44)    (0.31)    (0.33)    (0.23)
Distributions from net gain realized..........   (0.01)    (0.01)    (0.05)    (0.02)       --     (0.01)    (0.01)       --
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net increase (decrease) in net asset value....    0.10      0.44     (0.92)     0.61      0.22      0.09      0.45     (0.88)
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period................   $7.84     $7.74     $7.30     $8.22     $7.61     $7.83     $7.74     $7.29
                                                 -----     -----     -----     -----     -----     -----     -----     -----
                                                 -----     -----     -----     -----     -----     -----     -----     -----
TOTAL RETURN BASED
   ON NET ASSET VALUE:                            6.39%    11.92%    (5.80)%   14.46%     9.23%     5.45%    11.19%    (8.15)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets*...............    1.05%     0.82%     0.44%     0.23%     0.14%     1.81%      1.64%    1.27%+
Net investment income to average net assets*..    4.75%     5.21%     5.29%     5.44%     5.83%     3.99%     4.42%     4.49%+
Portfolio turnover............................   15.12%     4.38%    15.61%     3.13%    12.51%    15.12%     4.38%    15.61%++
Net assets, end of period (000s omitted)...... $35,934   $37,446   $38,920   $38,828   $21,836    $1,232    $1,257    $1,282
    Without expense reimbursement and/or
    management waiver:*
Net investment income per share...............   $0.37     $0.36     $0.35     $0.35     $0.34     $0.31     $0.31     $0.20
Ratios:
   Expenses to average net assets.............    1.06%     1.18%     1.13%     1.22%     1.40%     1.82%     2.00%     1.95%+
   Net investment income to average net assets    4.74%     4.85%     4.60%     4.45%     4.57%     3.98%     4.06%     3.82%+

---------------------------
   * During the periods stated, the Manager, at its discretion, waived all or a portion of its fees and, in some cases, reimbursed certain expenses for the Florida and North Carolina Series.
  ** Commencement of operations.
   + Annualized.
  ++ For the year ended September 30, 1994.
See Notes to Financial Statements.

                                                                    25

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Trustees and Shareholders,
Seligman Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the California High-Yield, California Quality, Florida and North Carolina Series of Seligman Municipal Series Trust (formerly Seligman Tax-Exempt Series Trust), as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the California High-Yield, California Quality, Florida and North Carolina Series of Seligman Municipal Series Trust as of September 30, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 30, 1996

================================================================================
PROXY RESULTS
--------------------------------------------------------------------------------

Seligman Municipal Series Trust Shareholders voted on the following proposals at the SPECIAL MEETING OF SHAREHOLDERS held on September 30, 1996, in New York, NY. Each Trustee was elected, and all other proposals were approved. The description of each proposal and number of shares voted are as follows:

ELECTION OF TRUSTEES:
                                             FOR                WITHHELD
                                        ---------------       ----------
  Fred E. Brown                             20,813,235           424,145
  John R. Galvin                            20,805,682           431,698
  Alice S. Ilchman                          20,816,771           420,609
  Frank A. McPherson                        20,800,549           436,831
  John E. Merow                             20,810,270           427,110
  Betsy S. Michel                           20,826,177           411,203
  William C. Morris                         20,817,181           420,199
  James C. Pitney                           20,814,181           423,199
  James Q. Riordan                          20,757,589           479,791
  Ronald T. Schroeder                       20,817,181           420,199
  Robert L. Shafer                          20,743,529           493,851
  James N. Whitson                          20,817,181           420,199
  Brian T. Zino                             20,816,870           420,510

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS:

                                                     FOR               AGAINST            ABSTAIN             NON-VOTE
                                                  ----------          --------           ---------            --------
                                                  20,056,295           160,586           1,020,499               n/a

APPROVAL TO PERMIT ANY PORTION OF INVESTMENTS IN SECURITIES SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX:

                   SERIES                             FOR              AGAINST             ABSTAIN              NON-VOTE
           ---------------------                   ---------         ---------             -------              --------
           California High-Yield                   3,940,941           498,191             573,003               230,564
           California Quality                      6,371,052         1,483,792             834,770               265,842
           Florida                                 3,237,321           347,902             139,049               155,345
           North Carolina                          2,679,692           239,984             164,507                75,425

================================================================================
TRUSTEES
--------------------------------------------------------------------------------

Fred E. Brown
Director and Consultant,
  J. & W. Seligman & Co. Incorporated
John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy at
  Tufts University
Director, USLIFE Corporation
Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation
Frank A. McPherson 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
John E. Merow
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation
Betsy S. Michel 2
Director or Trustee,
  Various Organizations
William C. Morris 1
Chairman
Chairman of the Board and President,
  J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group
James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service
Ronald T. Schroeder 1
Managing Director,
  J. & W. Seligman & Co. Incorporated
Robert L. Shafer 3
Director or Trustee,
  Various Organizations
James N. Whitson 2
Executive Vice President and Director,
  Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company
Brian T. Zino 1
President
Managing Director,
  J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
-------------------
Member:
  1 Executive Committee
  2 Audit Committee
  3 Trustee Nominating Committee

================================================================================
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

William C. Morris
Chairman
Brian T. Zino
President
Thomas G. Moles
Vice President
Lawrence P. Vogel
Vice President
Thomas G. Rose
Treasurer
Frank J. Nasta
Secretary
------------------------------------------------------------------------------
Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell
Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450    Shareholder
                  Services
(800) 622-4597    24-Hour Automated
                  Telephone
                  Access Service
                                                        29

This page left blank intentionally.

                        Seligman Financial Services, Inc.
                                 an affiliate of

                             J. & W. Seligman & Co.
                                  incorporated
                                established 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Municipal Series Trust, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                TEB2 9/96

PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)        Financial Statements:


Part A - Financial Highlights for Class A shares of each Series for the ten years ended September 30, 1996 or for the period from commencement of operations to September 30, 1996. Financial Highlights for Class D shares for each Series for the period February 1, 1994 (commencement of operations) to September 30, 1996.

Part B - Required Financial Statements for each Series of the Fund are included in the Fund's Annual Report to shareholders, dated September 30, 1996, which is incorporated by reference in the Statement of Additional Information. These Financial Statements are: Portfolios of Investments as of September 30, 1996; Statements of Assets and Liabilities as of September 30, 1996; Statements of Operations for the year ended September 30, 1996; Statements of Changes in Net Assets for the years ended September 30, 1996 and September 30, 1995; Notes to Financial Statements; Financial Highlights for the five years ended September 30, 1996 for the Class A shares of each Series of the Fund and for the period February 1, 1994 (commencement of operations) to September 30, 1996 for the Class D shares of each Series of the Fund; Report of Independent Auditors.


  (b)      Exhibits:   All  Exhibits   have  been   previously   filed  and  are
           incorporated herein by reference, except Exhibits marked with an asterisk (*) which are attached hereto.


  (1)     Form of Amended and Restated Declaration of Trust of Registrant.*

  (2)     Amended and Restated Bylaws of Registrant.*

  (3)     Not Applicable


  (4) Copy of Specimen of Stock Certificates for Class D Shares of each Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on January 29, 1994.)


  (5)     Management   Agreeement  between  the  Registrant  on  behalf  of  the
          California High-Yield Municipal Series and J. & W. Seligman & Co. Incorporated. *

  (5)(a)  Management   Agreeement  between  the  Registrant  on  behalf  of  the
          California Quality Municipal Series and J. & W. Seligman & Co. Incorporated. *

  (5)(b) Management Agreeement between the Registrant on behalf of the Florida Municipal Series and J. & W. Seligman & Co. Incorporated. *

  (5)(c) Management Agreeement between the Registrant on behalf of the North Carolina Municipal Series and J. & W. Seligman & Co. Incorporated. *

  (6)     Copy  of  Distributing   Agreement  between  Registrant  and  Seligman
          Financial Services, Inc.*

  (6)(a) Copy of Amended Sales Agreement between Dealers and Seligman Financial Services, Inc. *

  (7)     Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.*

  (7)(a)  Deferred Compensation Plan for Directors of Seligman Group of Funds.*

  (8) Custodian Agreement between Registrant and Investors Fiduciary Trust Company.*

  (9)     Not Applicable

  (10)    Opinions and Consents of Counsel.*

  (11)    Consent of Independent Auditors.*

  (11)(a) Opinon and Consent of California Counsel.*

  (11)(b) Opinon and Consent of North Carolina Counsel.*

  (12)    Not Applicable

  (13)    Copy of Purchase Agreement for Initial Capital for Class D Shares.*


  (14) Copy of amended Individual Retirement Account Trust and Related Documents. (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on November 30, 1992.)

  (14a) Copy of amended Comprehensive Retirement Plans for Money Purchase and/or Prototype Profit Sharing Plan. (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on November 30, 1992.)

  (14b) Copy of amended Basic Business Retirement Plans for Money Purchase and/or Profit Sharing Plans. (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on November 30, 1992.)

  (14c) Copy of amended 403(b)(7) Custodial Account Plan. (Incorporated by reference to Seligman New Jersey Municipal Fund, Inc. Pre-Effective Amendment No. 1 filed on January 11, 1988.)

  (14d) Copy of amended Simplified Employee Pension Plan (SEP). (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on November 30, 1992.)

  (14e)   Copy of the  amended  J. & W.  Seligman  & Co.  Incorporated  (SARSEP)
          Salary Reduction and Other Elective Simplified Employee Pension-Individual Retirement Accounts Contribution Agreement (Under
          Section 408(k) of the Internal Revenue Code). (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on November 30, 1992.)


  (15) Copy of amended Administration, Shareholder Services and Distribution Plans of each Series and form of Agreement of Registrant.*

  (16) Schedule for computation of tax equivalent yield and schedule for computation of each performance quotation provided in Registration Statement in response to Item 22.*

  (17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

  (18) Copy of Multiclass Plan for Seligman Group of Funds pursuant to Rule 18f-3 under the Investment Company Act of 1940.*


Item 25.  Persons Controlled by or Under Common Control with Registrant - None.


Item 26. Number of Holders of Securities - As of January 10, 1997, the number of record holders of each Series' Class A and Class D shares of the Registrant was as follows:

                                               Class A               Class D
          California High-Yield                 1,100                  36
          California Quality                    1,649                  33
          Florida                                 851                  19
          North Carolina                          930                  45



Item 27. Indemnification -


          Reference is made to the provisions of Article VII of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-Laws filed as
          Exhibit 24(b)(2) to this Post-Effective Amendment No. 14 to the Registration Statement.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser - J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to sixteen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc. and Tri-Continental Corporation.

                 The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-5798) on August 7, 1996.


Item 29.         Principal Underwriters

                 (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:


                         Seligman Capital Fund, Inc.
                         Seligman Cash Management Fund, Inc.
                         Seligman Common Stock Fund, Inc.
                         Seligman Communications and Information Fund, Inc. Seligman Frontier Fund, Inc.
                         Seligman Growth Fund, Inc.
                         Seligman Henderson Global Fund Series, Inc.
                         Seligman High Income Fund Series
                         Seligman Income Fund, Inc.
                         Seligman Municipal Fund Series, Inc.
                         Seligman New Jersey Municipal Fund, Inc.
                         Seligman Pennsylvania Municipal Fund Series
                         Seligman Portfolios, Inc.


                 (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21:


                                               Seligman Financial Services, Inc.
                                                    As of December 31, 1996

                 (1)                                         (2)                                             (3)
         Name and Principal                         Positions and Offices                           Positions and Offices
          Business Address                            with Underwriter                                 with Registrant
        -------------------                         ---------------------                          -------------------------
         William C. Morris*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer
         Brian T. Zino*                                Director                                    President and Trustee
         Ronald T. Schroeder*                          Director                                    Trustee
         Fred E. Brown*                                Director                                    Trustee
         William H. Hazen*                             Director                                    None
         Thomas G. Moles*                              Director                                    None
         David F. Stein*                               Director                                    None
         Stephen J. Hodgdon*                           President                                   None
         Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President

         Ed Lynch*                                     Senior Vice President, Director             None
                                                       of Marketing

         Mark R. Gordon*                               Senior Vice President, Director             None
                                                       of Marketing
         Gerald I. Cetrulo, III                        Senior Vice President of Sales              None
         140 West Parkway
         Pompton Plains, NJ  07444

         Bradley W. Larson                             Senior Vice President of Sales              None
         367 Bryan Drive
         Danville, CA  94526

         D. Ian Valentine                              Senior Vice President of Sales              None
         307 Braehead Drive
         Fredericksburg, VA  22401


                                               Seligman Financial Services, Inc.
                                                    As of December 31, 1996
                 (1)                                         (2)                                             (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
         Business Address                             with Underwriter                             with Registrant
        -------------------                         ---------------------                          -------------------------
         Bradley F. Hanson                             Senior Vice President of Sales,             None
         9707 Xylon Court                              Regional Sales Manager
         Bloomington, MN  55438

         Karen J. Bullot*                              Vice President, Retirement Plans            None
         John Carl*                                    Vice President, Marketing                   None
         Marsha E. Jacoby*                             Vice President, National Accounts           None
                                                       Manager

         William W. Johnson*                           Vice President, Order Desk                  None
         Helen Simon*                                  Vice President, Sales                       None
                                                       Administration Manager
         James R. Besher                               Regional Vice President                     None
         14000 Margaux Lane
         Town & Country, MO  63017
         Bradford C. Davis                             Regional Vice President                     None
         255 4th Avenue, #2
         Kirkland, WA  98033
         Christopher J. Derry                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         Jonathan G. Evans                             Regional Vice President                     None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         David L. Gardner                              Regional Vice President                     None
         2504 Clublake Trail
         McKinney, TX  75070
         Carla A. Goehring                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         Susan R. Gutterud                             Regional Vice President                     None
         820 Humboldt, #6
         Denver, CO  80218
         Mark Lien                                     Regional Vice President                     None
         5904 Mimosa
         Sedalia, MO  65301
         Randy D. Lierman                              Regional Vice President                     None
         2627 R.D. Mize Road
         Independence, MO  64057
         Judith L. Lyon                                Regional Vice President                     None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         David L. Meyncke                              Regional Vice President                     None
         4718 Orange Grove Way
         Palm Harbor, FL  34684
         Melinda A. Nawn                               Regional Vice President                     None
         5850 Squire Hill Court
         Cincinnati, OH  45241

         Tim O'Connell                                 Regional Vice President                     None
         14872 Summerbreeze Way
         San Diego, CA  92128





                                               Seligman Financial Services, Inc.
                                                    As of December 31, 1996
                 (1)                                         (2)                                             (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
         Business Address                            with Underwriter                              with Registrant
        -------------------                         ---------------------                          -------------------------
         Juliana Perkins                               Regional Vice President                     None
         2348 Adrian Street
         Newbury Park, CA  91320

         Robert H. Ruhm                                Regional Vice President                     None
         167 Derby Street
         Melrose, MA  02176
         Diane H. Snowden                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         Bruce M. Tuckey                               Regional Vice President                     None
         41644 Chathman Drive
         Novi, MI  48375
         Andrew S. Veasey                              Regional Vice President                     None
         14 Woodside
         Rumson, NJ  07760
         Kelli A. Wirth-Dumser                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215

         Frank J. Nasta*                               Secretary                                   Secretary
         Aurelia Lacsamana*                            Treasurer                                   None
         Jeffrey S. Dean*                              Assistant Vice President,                   None
                                                       Annuity Product Manager
         Sandra Floris*                                Assistant Vice President, Order Desk        None
         Keith Landry*                                 Assistant Vice President, Order Desk        None
         Frank P. Marino*                              Assistant Vice President, Mutual
                                                       Fund Product Manager                        None
         Joseph M. McGill*                             Assistant Vice President and                None
                                                       Compliance Officer
         Joyce Peress*                                 Assistant Secretary                         None


*  The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.


         (c)      Not Applicable.

Item 30. Location of Accounts and Records

                    Custodian:  Investors Fiduciary Trust Company
                                   127 West 10th Street
                                   Kansas City, Missouri  64105 and

                                   Seligman Municipal Series Trust
                                   100 Park Avenue
                                   New York, New York  10017


Item 31. Management Services - Seligman Data Corp. ("SDC") the
         Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the fiscal years ended September 30, 1996, 1995 and 1994, the approximate cost of these services for each Series was:

                                            1996         1995             1994
                                            ----         ----             ----
 California Municipal High-Yield Series  $ 5,900      $ 5,800          $ 6,029
 California Municipal Quality Series       9,100        9,600            9,875
 Florida Municipal Series                  4,700        5,000            5,075
 North Carolina Municipal Series           5,400        5,800            5,767

Item 32. Undertakings -The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and and has duly caused this Post-Effective Amendment No. 25 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of January, 1997.

                                           SELIGMAN MUNICIPAL SERIES TRUST




                                            By:  /s/ William C. Morris
                                               --------------------------------
                                                   William C. Morris, Chairman*


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment No. 25 has been signed below by the following persons in the capacities indicated on January 28, 1997.

        Signature                                         Title
        ---------                                         -----


/s/ William C. Morris                       Chairman of the Trustees (Principal
---------------------                         executive officer) and Trustee
William C. Morris*


/s/ Brian T. Zino                           President and Trustee
--------------------
Brian T. Zino



/s/ Thomas G. Rose                          Treasurer (Principal financial
--------------------
Thomas G. Rose and accounting officer)




Fred E. Brown, Trustee                  )
Alice S. Ilchman, Trustee               )
John E. Merow, Trustee                  )   /s/ Brian T. Zino
Betsy S. Michel, Trustee                )  ------------------------------------
James C. Pitney, Trustee                )  *By: Brian T. Zino, Attorney-in-fact
James Q. Riordan, Trustee               )
Robert L. Shafer, Trustee               )
James N. Whitson, Trustee               )
Brian T. Zino, Trustee                  )

                         SELIGMAN MUNICIPAL SERIES TRUST
                     Post-Effective Amendment No. 25 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX



Item No.                              Description
--------------                        -----------

24 (b) (1)         Form of Amended and Restated Declaration of Trust of Registrant

24 (b) (2)         Amended and Restated By-Laws of Registrant

24 (b) (5)         Management Agreeement between the Registrant on behalf of the California High-Yield
                   Municipal Series and J. & W. Seligman & Co. Incorporated

24 (b) (5) (a)     Management Agreeement between the Registrant on behalf of the California Quality Municipal
                   Series and J. & W. Seligman & Co. Incorporated

24 (b) (5) (b)     Management Agreeement between the Registrant on behalf of the Florida Municipal Series and
                   J. & W. Seligman & Co. Incorporated

24 (b) (5) (c)     Management Agreeement between the Registrant on behalf of the North Carolina Municipal
                   Series and J. & W. Seligman & Co. Incorporated

24 (b) (6)         Distributing Agreement between Registrant and Seligman Financial Services, Inc.

24 (b) (6) (a)     Amended Sales Agreement between Dealers and Seligman Financial Services, Inc.

24 (b) (7)         Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated

24 (b) (7) (a)     Deferred Compensation Plan for Directors of Seligman Group of Funds

24 (b) (8)         Custodian Agreement between Registrant and Investors Fiduciary Trust Company

24 (b) (10)        Opinion and Consent of Counsel.

24 (b) (11)        Consent of Independent Auditors.

24 (b) (11) (a)    Opinion and Consent of California Counsel.

24 (b) (11) (b)    Opinion and Consent of North Carolina Counsel.

24 (b) (13)        Purchase Agreement for Initial Capital for Class D Shares.

24 (b) (15)        Amended Administration, Shareholder Services and Distribution Plan and form of Agreement of the
                   Registrant.

24 (b) (16)        Performance Data Computation Schedules

24 (b) (17)        Financial Data Schedules

24 (b) (18)        Multiclass Plan
